UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue,

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

March 31, 2014

MFS® MUNICIPAL INCOME FUND

LMB-ANN

MFS® MUNICIPAL INCOME FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The pace of U.S. economic growth slowed early in 2014, largely because of harsh winter weather. However, the U.S. labor market, consumer confidence and other economic data have all pointed to recovery. The U.S. Federal Reserve’s steady, gradual removal of its bond-buying stimulus, after initially causing concern, is providing some consistency, which can inspire consumer and investor confidence.

Global economic uncertainty and geopolitical tensions have added to market volatility. The eurozone, however, is making progress in its economic recovery. Japan’s progress in its battle to end deflation is expected to experience a temporary setback on the heels of the country’s sales tax increase, introduced in April.

The world’s largest economic concern remains the slowdown in China’s pace of growth as it shifts toward a more consumer-oriented economy. Any reduction in China’s economic growth rate is likely to have a ripple effect on its many trading partners.

In uncertain times such as these, it is particularly important to remember that managing risk should always be a top priority. At MFS®, active risk management is an integral part of our collaborative process. Our global team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and applying proven principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

May 13, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue-Hospitals	12.9%
General Obligations-General Purpose	11.2%
Universities-Colleges	8.3%
Water & Sewer Utility Revenue	7.0%
Utilities-Municipal Owned	6.5%
State & Local Agencies	5.0%
Tobacco	4.1%
General Obligations-Schools	3.8%
Sales & Excise Tax Revenue	3.3%
Healthcare Revenue-Long Term Care	3.2%

Composition including fixed income credit quality (a)(i)
AAA	7.4%
AA	31.1%
A	30.2%
BBB	17.1%
BB	3.5%
B	4.2%
CCC (o)	0.0%
C	0.2%
Not Rated	3.5%
Cash & Other	2.8%

Portfolio facts (i)
Average Duration (d)	8.2
Average Effective Maturity (m)	16.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2014, Class A shares of the MFS Municipal Income Fund (“fund”) provided a total return of –1.52%, at net asset value. This compares with a return of 0.39% for the fund’s benchmark, the Barclays Municipal Bond Index.

Market Environment

Early in the period, jitters over a banking crisis in Cyprus was more than offset by ongoing accommodative global monetary policy and improving economic data, resulting in gains in both equity and fixed income markets. As the period progressed, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Later in the period, emerging market stresses resurfaced as political unrest, an escalation of tensions due to Russia’s annexation of a portion of the Ukraine, falling currencies and slowing growth appeared to have impacted investor sentiment. Markets were also forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the major US equity indexes traded near their all-time highs by the end of the period.

Over the twelve months ended March 31, 2014, municipal bond yields generally increased as fixed income market activity was led by the Fed’s signal last June 2013 that it would begin to reduce monthly purchases of US Treasury and mortgage-backed securities; the reduction in the size of the purchase program actually began in December 2013, when 10-year US Treasury yields peaked at 3%. Municipal bond prices fell accordingly during this time frame after the Fed announced it might taper asset purchases. The rise in municipal bond yields was more pronounced in the long end of the yield curve (y) relative to intermediate-term bonds as municipal bond mutual fund redemptions, as well as reduced liquidity, lessened the demand for longer maturity bonds.

Further, more flames were fanned by credit concerns, first by Detroit’s Chapter 9 filing in July, and then by increased scrutiny of Puerto Rico’s weakened fiscal position in late

4

Management Review – continued

August. Since January 2014, municipal market supply/demand dynamics have improved enough to enable municipal bonds to rally as retail investors and hedge funds emerged as the market’s primary source of demand. The supply/demand dynamics were further supported by a reduced level of issuance during Q1 2014 as well as a more stable trend in mutual fund flows.

With the risks of a restructuring of Puerto Rico debt deferred after the Commonwealth successfully issued a $3.5 billion General Obligation bond deal, concerns regarding negative headline risk in the municipal market have also waned for the time being.

Factors Affecting Performance

A key factor that detracted from performance relative to the Barclays Municipal Bond Index was the fund’s longer duration (d) stance. The fund’s greater exposure to “BBB” rated (r) bonds also hurt relative performance.

Among sectors, the fund’s greater exposure to sales/excise tax as well as a lesser exposure to credit enhanced hampered relative performance and offset the favorable impact from positive bond selection within “BBB” rated securities.

Respectively,

Geoffrey Schechter Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 3/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 3/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	(1.52)%	6.57%	4.44%	N/A
B	12/29/86	(2.26)%	5.74%	3.65%	N/A
C	1/03/94	(2.26)%	5.76%	3.66%	N/A
I	8/01/11	(1.29)%	N/A	N/A	5.37%
A1	6/25/07	(1.27)%	6.83%	N/A	5.10%
B1	6/25/07	(2.02)%	6.03%	N/A	4.29%
Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%	N/A
Average annual with sales charge
A With initial Sales Charge (4.75%)		(6.20)%	5.54%	3.94%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.05)%	5.42%	3.65%	N/A
C With CDSC (1% for 12 months) (v)		(3.20)%	5.76%	3.66%	N/A
A1 With initial Sales Charge (4.75%)		(5.96)%	5.80%	N/A	4.35%
B1 With CDSC (Declining over six years from 4% to 0%) (v)		(5.81)%	5.71%	N/A	4.29%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, October 1, 2013 through March 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2013 through March 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.75%	$1,000.00	$1,039.77	$3.81
	Hypothetical (h)	0.75%	$1,000.00	$1,021.19	$3.78
B	Actual	1.51%	$1,000.00	$1,034.61	$7.66
	Hypothetical (h)	1.51%	$1,000.00	$1,017.40	$7.59
C	Actual	1.50%	$1,000.00	$1,035.76	$7.61
	Hypothetical (h)	1.50%	$1,000.00	$1,017.45	$7.54
I	Actual	0.50%	$1,000.00	$1,041.03	$2.54
	Hypothetical (h)	0.50%	$1,000.00	$1,022.44	$2.52
A1	Actual	0.51%	$1,000.00	$1,041.02	$2.60
	Hypothetical (h)	0.51%	$1,000.00	$1,022.39	$2.57
B1	Actual	1.27%	$1,000.00	$1,035.86	$6.45
	Hypothetical (h)	1.27%	$1,000.00	$1,018.60	$6.39

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from inverse floaters that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

3/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.9%
Issuer	Shares/Par	Value ($)

Alabama - 0.7%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 9/01/37	$700,000	$734,730
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 9/01/28	1,760,000	1,786,770
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/29	3,550,000	3,795,980
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/25	95,000	51,032
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/26	1,175,000	591,460
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/29	1,655,000	678,335
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/34	2,370,000	676,754
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/35	4,495,000	1,197,378
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/15	85,000	88,359
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/16	185,000	197,180
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/17	250,000	271,138
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/18	265,000	289,929
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/21	295,000	317,700
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/23	435,000	463,771
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/39	1,750,000	1,763,405
Phenix City, AL, Industrial Development Board Environmental Improvement Rev. (MeadWestvaco Coated Board Project), “A”, 4.125%, 5/15/35	1,950,000	1,611,051

		$14,514,972
Arizona - 1.3%
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/40	$1,710,000	$1,918,261
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 10/01/20	4,610,000	5,082,525

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Arizona - continued
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 9/01/29	$3,715,000	$3,788,446
Salt River, AZ, Project Agricultural Improvement & Power District Electric, “A”, 5%, 12/01/28	13,500,000	15,266,205

		$26,055,437
Arkansas - 0.2%
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 4/01/20	$3,970,000	$4,698,733
Baxter County, AR, Hospital Rev., 5.375%, 9/01/14	5,000	5,014

		$4,703,747
California - 13.4%
Alameda Corridor Transportation Authority, California Rev., “A”, AGM, 5%, 10/01/28	$985,000	$1,093,389
California Department of Water Resources Center (Central Valley Project Rev.), “AF”, 5%, 12/01/28 (u)	23,825,000	26,978,954
California Department of Water Resources, Power Supply Rev., “N”, 5%, 5/01/20	13,080,000	15,512,488
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/31	1,550,000	1,641,822
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/36	925,000	1,073,268
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 10/01/38	4,610,000	5,057,308
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/39	2,580,000	2,827,293
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 8/15/31	5,000,000	5,451,750
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/23	6,180,000	6,255,952
California Housing Finance Agency Rev. (Home Mortgage), “G”, 5.5%, 8/01/42	1,145,000	1,164,866
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/33	6,600,000	6,672,072
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 8/01/38	1,270,000	1,283,843
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/34	595,000	780,789
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	1,810,000	2,276,057
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/28	1,785,000	1,940,277
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/40	850,000	924,919

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 6/01/23 (b)	$950,000	$1,038,037
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “C”, 5.125%, 11/01/23	1,665,000	1,739,975
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/30	2,950,000	3,326,273
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/17	585,000	665,707
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/18	615,000	711,949
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/38	9,180,000	9,665,071
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/33	9,250,000	9,933,205
California State University Rev., “A”, 5%, 11/01/24	11,175,000	13,227,624
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/39	1,050,000	1,095,486
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 11/01/27	245,000	246,159
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5.75%, 8/15/38	2,640,000	2,849,616
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/33	1,025,000	960,435
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/42	925,000	996,308
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/33	190,000	184,399
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/23	165,000	164,685
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/40	1,655,000	1,761,317
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/46	5,025,000	4,920,681
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings Project), 9%, 12/01/38 (a)(d)	126,224	1,262
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/34	1,840,000	2,018,204
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/30	4,495,000	2,226,239
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/31	4,015,000	1,860,109

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/33	$2,785,000	$1,149,787
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 12/01/24	2,250,000	2,340,045
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/22	3,415,000	3,599,956
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 6/01/35	1,000,000	1,012,200
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/23	995,000	1,069,715
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 8/01/39	9,645,000	1,888,877
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/29	2,990,000	3,318,302
Los Angeles, CA, Department of Water & Power Rev. (Power System), “B”, 5%, 7/01/43	14,440,000	15,444,735
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	2,580,000	2,913,001
Los Angeles, CA, Regional Airports Improvement Corp. Lease Rev. (American Airlines, Inc.), “C”, 7.5%, 12/01/24	1,385,000	1,431,439
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/34	825,000	900,298
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 1/01/40	3,595,000	3,913,373
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/30	580,000	266,075
Mt. San Antonio, CA, Community College District, Convertible Capital Appreciation, 0%, 8/01/28	1,860,000	1,335,796
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/24	2,900,000	1,897,412
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/27	1,930,000	1,073,505
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/29	3,915,000	1,935,224
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/30	4,335,000	2,007,799
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/39	2,210,000	2,281,118
Port of Oakland, CA, Rev., “P”, 5%, 5/01/33	11,790,000	12,306,874
Riverside County Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 5.25%, 6/01/39	4,655,000	5,176,639
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/28	3,270,000	3,626,267
San Bernardino, CA, Joint Powers Financing Authority Lease Rev. (California Department of Transportation), 5.5%, 12/01/14	2,225,000	2,233,121
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/40	9,315,000	9,606,373

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/24	$500,000	$569,360
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/25	1,500,000	1,694,025
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/28	6,000,000	6,474,960
San Francisco, CA, City & County Redevelopment Successor Agency Tax Allocation (Mission Bay South Public Improvements), “A”, 5%, 8/01/43	340,000	351,342
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/34	7,570,000	8,112,542
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NATL, 0%, 9/01/26	5,100,000	3,263,337
State of California, 5%, 4/01/24	4,365,000	5,011,544
State of California, 5.25%, 10/01/28	2,965,000	3,369,307
State of California, 6.5%, 4/01/33	4,000,000	4,881,320
State of California, 6%, 11/01/39	3,000,000	3,514,470
State of California, General Obligation, “A”, FRN, 0.74%, 5/01/33	9,670,000	9,695,722
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/32	2,075,000	2,296,444
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 1/01/41	915,000	1,015,311
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/29	3,440,000	1,749,550
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/34	2,005,000	622,312

		$275,877,265
Colorado - 3.0%
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 5/01/40	$1,815,000	$1,875,204
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/29	195,000	202,948
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/39	605,000	599,858
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/44	605,000	592,107
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/37	545,000	541,250
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/29	700,000	748,223
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy), 7%, 11/15/38	4,330,000	4,679,085
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/43	1,195,000	1,255,539

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 5%, 1/01/44	$4,620,000	$4,829,979
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/18	1,960,000	2,192,554
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	6,150,000	6,780,806
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/34	5,000,000	5,285,650
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/25	3,000,000	3,493,950
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 10/01/32	3,975,000	3,798,391
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 10/01/32	615,000	615,812
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/28	1,930,000	2,094,320
Denver, CO, City & County School District No. 1, 5%, 12/01/24	10,000,000	11,470,000
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 11/01/31	15,000	15,077
Northwest Parkway, CO, Public Highway Authority Rev., “C”, ETM, AGM, 5.35%, 6/15/16 (c)	1,000,000	1,105,040
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/38	3,725,000	4,703,111
University of Colorado, Enterprise Rev., 5%, 6/01/29	4,220,000	4,657,065

		$61,535,969
Connecticut - 0.9%
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “B-2”, 4%, 11/15/32	$3,000,000	$3,266,100
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/28	4,595,000	5,139,599
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/29	4,595,000	5,132,983
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/30	4,615,000	5,125,557

		$18,664,239
Delaware - 0.2%
Delaware Housing Authority Rev. (Single Family), “C”, 6.25%, 7/01/37	$295,000	$304,275
University of Delaware Rev., “C”, FRN, 0.7%, 11/01/37 (b)	5,000,000	4,965,150

		$5,269,425

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
District of Columbia - 1.1%
District of Columbia Rev. (Georgetown University), Convertible Capital Appreciation, BHAC, 0% to 4/01/18, 5% to 4/01/40	$11,570,000	$9,774,567
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/43	1,450,000	1,533,056
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/33	560,000	607,908
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/30	3,235,000	3,129,151
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/35	4,080,000	3,742,829
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/45	4,705,000	4,072,272
District of Columbia, Tobacco Settlement, 6.25%, 5/15/24	520,000	521,430

		$23,381,213
Florida - 4.2%
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Project), “B”, 5.1%, 5/01/14 (a)(d)	$40,000	$24,000
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “B-2”, 5.1%, 5/01/14	105,000	105,358
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 10/01/35	1,045,000	1,047,069
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/39	870,000	863,127
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 7/01/29	3,790,000	3,955,017
Citizens Property Insurance Corp., “A-1”, 5.25%, 6/01/17	750,000	843,683
Citrus County, FL, Hospital Board Rev. (Citrus Memorial Hospital), 6.25%, 8/15/23	330,000	308,850
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/43	4,300,000	4,379,464
Concord Station Community Development District, FL, Special Assessment, 5%, 5/01/15	50,000	49,869
Florida Board of Education, Capital Outlay, “E”, 5%, 6/01/23	250,000	291,265
Florida Board of Education, Capital Outlay, ETM, 9.125%, 6/01/14 (c)	585,000	593,401
Florida Board of Education, Lottery Rev., “A”, 5%, 7/01/20	7,855,000	9,307,625
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/19	505,000	577,861
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/30	2,425,000	2,412,390
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/40	5,130,000	4,863,497

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Florida Housing Finance Corp. Rev. (Homeowner Mortgage), “1”, GNMA, 4.8%, 7/01/31	$380,000	$382,025
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 10/01/31	400,000	451,564
Florida Power Agency Rev., “A”, 5%, 10/01/31	1,000,000	1,049,570
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/30	2,685,000	3,093,335
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 5/01/38	775,000	734,437
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/18 (c)	300,000	357,858
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), ETM, NATL, 6.5%, 8/15/19 (c)	1,000,000	1,164,480
Hillsborough County, FL, Industrial Development Authority, Pollution Control Rev. (Tampa Electric Co.), “A”, 5.65%, 5/15/18	500,000	581,160
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 5/01/37	1,550,000	1,129,036
Jacksonville, FL, Transportation Authority Rev., ETM, 9.2%, 1/01/15 (c)	405,000	432,001
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 5/01/09 (a)(d)	190,000	85,500
Main Street Community Development District, FL, “A”, 6.8%, 5/01/38	510,000	510,107
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 10/01/35	5,885,000	6,139,997
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “A”, 5.75%, 4/01/28	1,875,000	1,994,344
Miami-Dade County, FL, Health Facilities Authority, Hospital Rev. (Miami Children’s Hospital), “A”, 6.125%, 8/01/42	2,240,000	2,422,986
Miami-Dade County, FL, School Board, COP, “B”, ASSD GTY, 5%, 5/01/33	500,000	518,815
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “A”, NATL, 0%, 10/01/32	2,000,000	774,260
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 10/01/39	1,000,000	1,054,940
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 10/01/40	6,920,000	7,786,661
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/22	60,000	50,628
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 5/01/14	50,000	49,971
Orange County, FL, Health Facilities Authority, Hospital Rev. (Orlando Regional Healthcare), “C”, 5.25%, 10/01/35	1,000,000	1,058,540
Palm Beach County, FL, Solid Waste Authority Rev. Improvement, BHAC, 5%, 10/01/27	295,000	339,011

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/23	$475,000	$462,622
Pinellas County, FL, Sewer Rev., AGM, 5%, 10/01/32	330,000	330,891
Polk County, FL, Utility Systems Rev., “A”, FGIC, 5%, 10/01/30	1,000,000	1,023,960
Seminole County, FL, Water & Sewer Rev., Unrefunded Balance, NATL, 6%, 10/01/19	585,000	608,587
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 10/01/22 (n)	2,850,000	3,036,989
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 10/01/24 (n)	2,000,000	2,097,600
South Broward, FL, Hospital District Rev., 5%, 5/01/36	500,000	511,445
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/29	1,025,000	1,117,947
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 10/01/27	150,000	128,546
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/45	6,795,000	7,032,553
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/10 (d)	55,000	35,239
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/26	245,000	255,150
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/29	225,000	231,453
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/34	485,000	491,834
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/44	1,455,000	1,473,711
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.25%, 12/01/20	3,300,000	3,305,610
Tampa Bay Water, FL, Regional Water Supply Authority, Utility System Rev., FGIC, 4.75%, 10/01/33	885,000	918,064
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/16	315,000	317,737
Volusia County, FL, Tourist Development Tax Rev., AGM, 5%, 12/01/34	815,000	828,790
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 11/01/17	30,000	29,167

		$86,021,597
Georgia - 4.0%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/33	$965,000	$985,748
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/43	965,000	978,558

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Georgia - continued
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/25	$1,415,000	$1,600,860
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/26	800,000	893,392
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/22	2,770,000	3,327,684
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 8/01/34	1,320,000	1,394,184
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/29	1,295,000	1,554,207
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 6/01/35	970,000	1,028,394
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	4,850,000	4,914,990
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/28	5,285,000	5,998,105
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/29	1,415,000	1,596,884
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/30	4,345,000	4,875,916
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/31	235,000	262,232
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/41	3,910,000	4,250,170
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/26	3,680,000	4,157,370
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/27	2,285,000	2,560,571
Georgia Housing & Finance Authority Rev., 3%, 6/01/43	1,500,000	1,531,275
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/44	2,605,000	2,853,152
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “B-2”, 4.5%, 12/01/24	1,195,000	1,198,203
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/22	4,545,000	5,135,577
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/26	845,000	950,642
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/28	1,740,000	1,943,023
Georgia Municipal Electric Authority Power Rev., NATL, 6.375%, 1/01/16	2,000,000	2,124,400
Georgia Municipal Electric Authority Power Rev., AMBAC, 6.5%, 1/01/17	4,985,000	5,457,229
Georgia Municipal Electric Authority Power Rev., NATL, 6.5%, 1/01/20	4,325,000	4,821,424
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/26	3,065,000	3,462,806
Georgia Municipal Electric Authority Power Rev., ETM, AMBAC, 6.5%, 1/01/17 (c)	210,000	225,219
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/30	540,000	557,701
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/39	645,000	651,895

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Georgia - continued
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., 6.25%, 7/01/18	$3,125,000	$3,515,688
Private Colleges & Universities Authority Rev., GA, (Emory University), “A”, 5%, 10/01/43	4,510,000	4,904,219
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/34	2,055,000	2,079,496

		$81,791,214
Guam - 0.1%
Guam Government, “A”, 7%, 11/15/39	$910,000	$963,863
Guam International Airport Authority Rev., “C”, 5%, 10/01/16	360,000	379,933
Guam International Airport Authority Rev., “C”, 5%, 10/01/17	600,000	636,456
Guam Water & Wastewater System Rev., 5.25%, 7/01/20	130,000	144,892
Guam Water & Wastewater System Rev., 5.25%, 7/01/21	370,000	409,601

		$2,534,745
Hawaii - 1.5%
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.65%, 1/01/29	$7,795,000	$7,805,991
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.75%, 1/01/33	9,390,000	9,403,334
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/39	3,655,000	4,039,469
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/29	375,000	421,241
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/44	1,100,000	1,233,584
State of Hawaii, “DZ”, 5%, 12/01/31	2,230,000	2,491,088
State of Hawaii, Highway Rev., “A”, 5%, 1/01/30	3,695,000	4,099,676
State of Hawaii, Highway Rev., “A”, 5%, 1/01/31	1,380,000	1,521,257
State of Hawaii, Highway Rev., “A”, 5%, 1/01/32	920,000	1,010,896

		$32,026,536
Idaho - 0.0%
Idaho Health Facilities Authority Rev. (The Terraces of Boise Project), “B3”, 5.25%, 10/01/20	$450,000	$450,572

Illinois - 6.7%
Chicago, IL, Board of Education, NATL, 6.25%, 1/01/15	$5,530,000	$5,749,375
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/29	9,145,000	10,014,415
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/32	945,000	1,009,799

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Illinois - continued
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/33	$470,000	$499,408
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/43	1,890,000	1,942,637
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	7,125,000	7,794,251
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.5%, 6/01/38	295,000	304,505
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.75%, 12/01/42	325,000	333,869
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/29	1,755,000	1,908,089
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/31	655,000	705,396
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/40	4,685,000	4,938,224
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5.5%, 5/15/23	3,355,000	3,407,439
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/33	2,145,000	1,853,301
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/37	3,285,000	3,049,860
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/43	1,500,000	1,290,945
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 4/01/31	2,745,000	2,565,916
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/28	2,990,000	3,210,931
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 11/15/29	2,975,000	3,434,667
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 11/15/37	2,445,000	2,812,312
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 8/15/34	3,685,000	4,449,011
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/43	6,315,000	6,830,746
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 5/15/25	6,900,000	7,602,558
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/38	1,500,000	1,637,460
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	2,455,000	2,688,250

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Smith Village), “A”, 6.125%, 11/15/25	$1,095,000	$1,090,412
Illinois Finance Authority Rev. (Smith Village), “A”, 6.25%, 11/15/35	1,945,000	1,869,184
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/31	2,730,000	3,000,625
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/31	4,210,000	4,674,868
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/23	3,970,000	4,596,823
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/24	2,610,000	2,876,716
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	8,750,000	9,864,663
Illinois Sales Tax Rev., “P”, ETM, 6.5%, 6/15/22 (c)	5,000,000	5,872,900
Illinois Toll Highway Authority Rev., “A”, 5%, 12/01/22	5,000,000	5,903,850
Illinois Toll Highway Authority Rev., “B”, 5.5%, 1/01/33	5,645,000	6,027,449
State of Illinois, 5%, 8/01/25	1,060,000	1,148,446
State of Illinois, 5.5%, 7/01/33	1,395,000	1,508,218
State of Illinois, 5.5%, 7/01/38	6,850,000	7,346,831
State of Illinois, “B”, 5.25%, 6/15/34	1,275,000	1,362,656

		$137,177,005
Indiana - 2.0%
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), “A”, FRN, 0.47%, 5/01/34 (b)	$2,685,000	$2,685,081
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), “B”, FRN, 0.32%, 5/01/28 (b)	1,680,000	1,680,050
Indiana Finance Authority Rev. (BHI Senior Living), “A”, 6%, 11/15/41	2,840,000	3,034,881
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “B”, 5%, 1/01/19	1,515,000	1,633,625
Indiana Finance Authority Rev. (State Revolving Fund Program), “A”, 5%, 2/01/29	4,000,000	4,506,720
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/35	2,190,000	2,215,711
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	5,370,000	5,361,784
Indiana Finance Authority, Hospital Rev. (Deaconess Hospital, Inc.), “A”, 6.75%, 3/01/39	3,000,000	3,337,560
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “B”, 5%, 2/15/33	2,490,000	2,536,937
Indiana University Rev., “A”, 5%, 6/01/32	525,000	582,430
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 1/01/39 (b)	1,375,000	1,377,613

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Indiana - continued
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/42	$1,170,000	$1,156,100
Noblesville, IN, Redevelopment Authority Lease Rental, 5.25%, 8/01/25	2,000,000	2,185,840
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 1/01/39	4,715,000	5,148,874
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/26	1,000,000	1,349,530
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/28	1,875,000	2,159,006
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/34	330,000	349,269
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	755,000	802,557

		$42,103,568
Iowa - 0.8%
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5%, 12/01/19	$1,435,000	$1,431,413
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5.5%, 12/01/22	1,065,000	1,062,881
Iowa Finance Authority Rev. (Iowa Health System Obligated Group), “A”, 5.25%, 2/15/44	3,000,000	3,127,200
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 7/01/25	1,205,000	1,221,629
Iowa Student Loan Liquidity Corp., “A-2”, 5.5%, 12/01/25	1,845,000	1,886,494
Iowa Student Loan Liquidity Corp., “A-2”, 5.6%, 12/01/26	1,850,000	1,890,275
Iowa Student Loan Liquidity Corp., “A-2”, 5.7%, 12/01/27	155,000	158,653
Iowa Student Loan Liquidity Corp., “A-2”, 5.75%, 12/01/28	3,135,000	3,202,841
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/34	3,070,000	2,606,123

		$16,587,509
Kansas - 0.3%
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 12/01/35	$85,000	$88,729
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.8%, 12/01/36	1,060,000	1,102,951
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 12/01/37	95,000	100,037
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 5.5%, 12/01/37	435,000	459,960

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Kansas - continued
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 6/01/37	$110,000	$110,615
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.8%, 12/01/27	150,000	155,678
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.7%, 12/01/36	1,180,000	1,276,831
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 12/01/37	115,000	115,652
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Rev., “A”, GNMA, 5.45%, 6/01/38	945,000	977,007
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 6/01/21	2,600,000	1,785,914

		$6,173,374
Kentucky - 1.6%
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.375%, 8/15/24	$2,305,000	$2,530,383
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 8/15/27	770,000	836,667
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 6/01/30	640,000	679,443
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	4,445,000	4,758,017
Kentucky Economic Development Finance Authority, Solid Waste Refunding Rev. (Republic Services, Inc.), “B”, FRN, 0.32%, 4/01/31 (b)	670,000	670,020
Kentucky Public Transportation Infrastructure Authority Rev. (Downtown Crossing Project), Subordinate Toll Rev., “A”, 5%, 7/01/17	5,535,000	6,142,411
Kentucky Turnpike Authority, Economic Development Road Rev. (Revitalization Projects), “A”, 5%, 7/01/32	2,000,000	2,216,760
Knox County, KY, SYNCORA, 5.5%, 12/01/14 (c)	640,000	662,310
Knox County, KY, SYNCORA, 5.625%, 12/01/14 (c)	1,150,000	1,191,032
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 5/01/39	3,000,000	3,159,390
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	4,655,000	4,701,503
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/39	1,670,000	1,719,666
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	1,380,000	1,525,107
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	2,570,000	2,831,215

		$33,623,924

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Louisiana - 2.2%
Jefferson Parish, LA, Hospital Rev., Hospital Service District No. 1 (West Jefferson Medical Center), “B”, AGM, 5.25%, 1/01/28	$1,980,000	$2,098,780
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	3,355,000	3,660,137
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 11/01/32	1,600,000	1,768,288
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/29	1,400,000	1,561,560
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/35	6,000,000	6,583,440
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/34	2,745,000	2,793,724
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “A”, 5%, 9/01/28	10,000,000	10,240,600
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/20	665,000	760,128
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/21	830,000	949,528
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/22	500,000	572,145
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/23	1,325,000	1,516,781
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/24	1,270,000	1,426,756
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/25	1,000,000	1,114,200
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/26	2,000,000	2,210,140
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/30	1,810,000	2,051,110
Sabine River, LA, Water Facilities Authority Rev. (International Paper Co.), 6.2%, 2/01/25	1,250,000	1,255,163
State of Louisiana, “C”, 5%, 7/15/26	4,380,000	5,042,344

		$45,604,824
Maryland - 0.8%
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 9/01/38	$1,285,000	$1,359,504
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/25	795,000	846,087
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 9/01/22	1,455,000	1,698,654
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), “A”, 6.75%, 7/01/39	1,510,000	1,765,235
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/41	2,225,000	2,361,459
State of Maryland, “C”, 5%, 11/01/19	6,890,000	8,175,674

		$16,206,613

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Massachusetts - 6.7%
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), “A”, 5%, 6/01/23	$2,645,000	$3,207,459
Commonwealth of Massachusetts, “A”, 5%, 4/01/17	10,000,000	11,259,300
Commonwealth of Massachusetts, “A”, AMBAC, 5.5%, 8/01/30	5,000,000	6,242,650
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 7/01/34	2,000,000	2,205,680
Massachusetts Bay Transportation Authority, “A”, 7%, 3/01/21	3,245,000	4,025,812
Massachusetts Bay Transportation Authority, “A”, ETM, 7%, 3/01/21 (c)	3,780,000	4,225,171
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/24	9,445,000	11,424,578
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, “A-2”, 0%, 7/01/28	6,930,000	3,690,294
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	2,395,000	2,688,100
Massachusetts College Building Authority Rev., “C”, 3%, 5/01/42	835,000	612,498
Massachusetts Development Finance Agency (Visual & Performing Arts), 6%, 8/01/21	1,000,000	1,148,690
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/43	460,000	480,470
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/33	275,000	274,667
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/43	435,000	434,391
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/31	2,780,000	3,018,719
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/36	1,670,000	1,774,024
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/33	420,000	436,174
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/27	2,380,000	2,367,053
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/42	1,150,000	1,120,399
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 5/01/19 (c)	670,000	813,829
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/30	2,180,000	2,308,119
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/22	225,000	247,361
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/21	1,255,000	1,386,813
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/26	2,480,000	2,542,595

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/28	$2,580,000	$2,643,029
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 5.25%, 7/01/29	4,650,000	4,855,112
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/36 (u)	25,000,000	28,851,750
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/15 (c)	835,000	932,136
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/29	1,195,000	1,291,556
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/30	4,055,000	4,416,463
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 7/01/41	465,000	489,222
Massachusetts Port Authority Rev., “A”, 5%, 7/01/37	470,000	489,952
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 8/15/26	12,500,000	14,427,250
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/29	4,215,000	5,067,357
Massachusetts Water Resources Authority, ETM, 6.5%, 7/15/19 (c)	5,180,000	5,912,659

		$137,311,332
Michigan - 2.2%
Detroit, MI, 5.25%, 11/01/35	$5,000,000	$5,108,450
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “A”, 5.25%, 7/01/39	5,920,000	5,679,826
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/19	1,730,000	1,721,212
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/20	1,725,000	1,713,926
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/16	1,560,000	1,566,115
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/23	780,000	784,376
Grand Valley, MI, State University Rev., 5.5%, 12/01/27	985,000	1,086,839
Grand Valley, MI, State University Rev., 5.625%, 12/01/29	480,000	520,824
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 12/01/35	3,195,000	3,345,868
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/39	7,165,000	7,474,743
Michigan Housing Development Authority, GNMA, 5.2%, 8/20/38	1,200,000	1,209,264
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	985,000	1,167,530

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Michigan - continued
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (b)	$1,970,000	$2,161,464
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 6/01/14	2,870,000	2,893,735
Regents of the University of Michigan General Rev., “C”, 5%, 4/01/17	5,220,000	5,879,025
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 9/01/39	2,325,000	2,827,874

		$45,141,071
Minnesota - 0.4%
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 7/01/39	$6,445,000	$6,904,142
University of Minnesota, “A”, 5%, 12/01/25	710,000	814,895

		$7,719,037
Mississippi - 0.7%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 9/01/34	$2,500,000	$2,675,700
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 9/01/39	1,625,000	1,732,656
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/22	110,000	127,310
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	495,000	622,116
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/34	2,455,000	2,903,676
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/28	1,450,000	1,611,936
Mississippi State University, Educational Building Corp. Rev., 5.25%, 8/01/38	1,250,000	1,368,538
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.25%, 9/01/32	1,665,000	1,810,871
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.375%, 9/01/36	610,000	659,977

		$13,512,780
Missouri - 0.1%
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/34	$1,410,000	$1,507,050
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/39	730,000	754,528

		$2,261,578

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Nebraska - 0.9%
Douglas County, NE, Educational Facilities Rev. (Creighton University), “A”, 5.875%, 7/01/40	$6,355,000	$6,901,212
Nebraska Investment Finance Authority Rev., Single Family Housing, “E”, 3%, 3/01/43	1,720,000	1,783,107
Nebraska Public Power District Rev., “C”, 5%, 1/01/18	8,335,000	8,956,791

		$17,641,110
New Hampshire - 0.3%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	$4,610,000	$4,952,569
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	485,000	512,262

		$5,464,831
New Jersey - 3.9%
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/27	$470,000	$515,266
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/28	470,000	490,605
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/31	1,415,000	1,452,243
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/19	1,595,000	1,595,128
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/29 (b)	3,405,000	3,394,206
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/30	400,000	403,620
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/30	370,000	370,729
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 10/01/39	5,000,000	5,374,750
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 6/01/19 (c)	4,195,000	5,462,268
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	28,440,000	27,342,500
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	8,960,000	6,767,040
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	15,040,000	11,316,698
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	27,535,000	6,637,587
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	365,000	86,615

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority Rev., “D”, 5.25%, 12/15/23	$7,500,000	$8,834,700

		$80,043,955
New Mexico - 0.6%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/40	$9,975,000	$10,602,727
New Mexico Mortgage Finance Authority Rev., GNMA, 5.95%, 7/01/37	385,000	392,253
New Mexico Mortgage Finance Authority Rev., “I”, GNMA, 5.75%, 7/01/38	600,000	629,478

		$11,624,458
New York - 4.5%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/30	$2,015,000	$2,158,770
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/25	1,450,000	1,602,685
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/26	1,080,000	1,185,710
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/28	275,000	298,067
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/47	3,950,000	4,341,366
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/30	1,475,000	1,664,316
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/35	1,395,000	1,532,477
New York Dormitory Authority, State Personal Income Tax Rev., “A”, 5%, 12/15/25	5,000,000	5,739,900
New York Environmental Facilities Corp., Municipal Water Finance Authority Project, 5%, 6/15/25	2,300,000	2,652,084
New York Environmental Facilities, “C”, 5%, 5/15/41	2,745,000	2,945,056
New York Environmental Facilities, ETM, 5%, 6/15/16 (c)	570,000	571,778
New York Housing Finance Agency Affordable Housing Rev., “D”, 0.8%, 11/01/16	1,470,000	1,475,072
New York Housing Finance Agency Affordable Housing Rev., “D”, 0.8%, 11/01/16	1,460,000	1,465,490
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 11/15/31	2,300,000	2,468,360
New York Thruway Authority General Rev., Junior Indebtedness Obligation, “A”, 5%, 5/01/19	3,325,000	3,840,807
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	5,740,000	6,198,741

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New York - continued
New York Utility Debt Securitization Authority Rev., “TE”, 5%, 12/15/18	$280,000	$310,551
New York, NY, “B”, 5%, 8/01/20	10,730,000	12,536,825
New York, NY, “J-4”, FRN, 0.61%, 8/01/25	1,715,000	1,715,189
New York, NY, “J-9”, FRN, 0.46%, 8/01/27	5,645,000	5,644,436
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 8/01/25	3,375,000	3,687,289
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 8/01/31	1,190,000	1,301,551
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), “B”, 8.5%, 8/01/28	1,875,000	1,981,350
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-A”, 0.75%, 11/01/16	2,795,000	2,795,000
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-B”, 1.2%, 11/01/17	2,915,000	2,920,976
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/18	3,945,000	4,386,643
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/19	2,795,000	3,184,735
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/42	1,170,000	1,139,884
Port Authority of NY & NJ, (170th Series), 5%, 12/01/16	1,815,000	2,015,303
Port Authority of NY & NJ, (170th Series), 5%, 12/01/17	1,795,000	2,034,435
Port Authority of NY & NJ, (170th Series), 5%, 12/01/18	1,025,000	1,178,422
Port Authority of NY & NJ, (170th Series), 5%, 12/01/19	1,765,000	2,042,935
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/36	2,315,000	2,544,903
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 12/01/23 (n)	670,000	683,487

		$92,244,593
North Carolina - 0.5%
North Carolina Eastern Municipal Power Agency, “A”, NATL, 6.5%, 1/01/18	$9,250,000	$10,968,558
Ohio - 2.2%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/24	$1,500,000	$1,667,670
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/37	8,900,000	7,514,092
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 5/15/40	1,105,000	1,189,212

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Ohio - continued
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/30	$1,915,000	$2,052,995
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/40	2,770,000	2,972,542
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/33	645,000	544,967
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/44	2,395,000	1,895,092
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/48	645,000	502,371
Ohio Higher Educational Facility Commission (University Hospital Health System), “A”, 6.75%, 1/15/15 (c)	6,000,000	6,308,400
Ohio Solid Waste Rev. (Republic Services, Inc. Project), FRN, 0.32%, 11/01/35	1,345,000	1,345,027
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2/15/31	1,095,000	1,161,729
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2/15/38	4,195,000	4,421,530
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	415,000	446,544
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 5/15/25	150,000	146,793
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/38 (u)	3,355,000	3,628,768
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/43 (u)	8,150,000	8,750,166

		$44,547,898
Oklahoma - 0.7%
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 10/01/38	$600,000	$604,974
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation Project), 5.5%, 7/01/29	4,400,000	4,767,532
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/27	4,670,000	5,192,246
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/35	1,910,000	1,877,033
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/35	$1,440,000	$1,406,059

		$13,847,844

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Oregon - 0.1%
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 3/01/37	$2,470,000	$2,397,901
Oregon Health & Community Services (Single Family Mortgage), “B”, 6.25%, 7/01/31	270,000	281,324

		$2,679,225
Pennsylvania - 4.1%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/28	$1,195,000	$1,239,585
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/28	1,870,000	1,983,733
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/30	715,000	749,163
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/40	505,000	526,064
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 1/01/29	830,000	892,848
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 1/01/39	5,045,000	5,400,168
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 10/01/25	490,000	517,362
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/19	1,880,000	1,881,072
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/17	3,255,000	3,692,505
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/18	7,840,000	9,042,342
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.041%, 8/01/18	600,000	600,000
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.908%, 6/01/37	7,000,000	4,768,050
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 10.29%, 8/01/18 (p)	900,000	1,176,048
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 11/15/28	1,700,000	1,687,318
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/43	9,610,000	9,982,580
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/36	12,095,000	3,607,818
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/37	9,795,000	2,731,923
Luzerne County, PA, AGM, 6.75%, 11/01/23	1,200,000	1,341,852

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Convention Center Authority Rev., ETM, FGIC, 6.7%, 9/01/16 (c)	$11,430,000	$12,381,776
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 1/01/23	3,230,000	3,463,917
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 7/01/23	1,940,000	2,050,405
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/32	3,110,000	3,146,947
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/30	510,000	517,676
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 7/01/43	895,000	899,054
Pennsylvania Turnpike Commission Oil Franchise Tax Rev., “A”, ETM, AMBAC, 5.25%, 12/01/18 (c)	1,150,000	1,233,858
Philadelphia Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/33	2,425,000	2,461,690
Philadelphia Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/33	150,000	150,081
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/35	415,000	434,264
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/43	1,175,000	1,190,839
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/43	355,000	354,950
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/34	1,020,000	1,135,433
Philadelphia, PA, Redevelopment Authority Rev., BAM, 5%, 4/15/24	1,900,000	2,109,285
Reading, PA, School District, “A”, 5%, 4/01/20	1,000,000	1,085,540
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/35	270,000	270,292

		$84,706,438
Puerto Rico - 0.5%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	$340,000	$230,574
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 7/01/37	3,620,000	2,628,844
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	305,000	225,304
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 7/01/15 (c)	5,585,000	5,951,264
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	545,000	431,368

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/19 (c)	$45,000	$54,362

		$9,521,716
Rhode Island - 1.3%
Providence, RI, “A”, 5%, 1/15/25	$1,345,000	$1,464,503
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 5/15/39	7,645,000	8,465,232
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3%, 12/01/21	4,890,000	4,628,825
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.25%, 12/01/22	1,500,000	1,415,865
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.375%, 12/01/23	2,500,000	2,326,450
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/24	4,550,000	4,225,358
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.625%, 12/01/25	4,115,000	3,796,746

		$26,322,979
South Carolina - 1.5%
Chesterfield County, SC, School District, 5%, 3/01/25	$2,250,000	$2,578,410
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, AGM, 5.25%, 11/01/34	5,000,000	5,065,850
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 12/01/37	40,000	36,762
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/21	4,150,000	5,046,940
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/23	5,750,000	5,756,440
South Carolina Public Service Authority Rev., “A”, 5.125%, 12/01/43	2,745,000	2,906,735
South Carolina Public Service Authority Rev., “B”, 5.125%, 12/01/43	6,550,000	6,935,926
South Carolina Public Service Authority Rev., “C”, 5%, 12/01/36	2,920,000	3,073,475

		$31,400,538
South Dakota - 0.2%
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/24	$1,000,000	$1,098,550
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/25	1,000,000	1,083,200
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/26	1,400,000	1,503,096

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
South Dakota - continued
South Dakota Health & Educational Facilities Authority Rev. (Avera Health), “A”, 5%, 7/01/42	$1,205,000	$1,233,137

		$4,917,983
Tennessee - 2.2%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/45	$10,310,000	$10,847,976
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/40	3,000,000	3,094,620
Hardeman County, TN, Correctional Facilities Corp. (Corrections Corp. of America), 7.375%, 8/01/17	355,000	355,099
Lewisberg, TN, Industrial Development Board Solid Waste Disposal Rev., FRN, 0.5%, 7/02/35 (b)	2,630,000	2,630,079
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	2,585,000	2,911,951
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/29	4,765,000	5,313,261
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/30	2,500,000	2,770,875
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Meharry Medical College), AMBAC, 6%, 12/01/16	2,775,000	2,947,661
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/17	1,575,000	1,735,272
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	1,500,000	1,685,700
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	1,665,000	1,860,238
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/23	2,385,000	2,682,505
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/24	2,215,000	2,452,780
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	2,805,000	3,124,910
Tennessee School Bond Authority, “B”, 5.125%, 5/01/33	1,500,000	1,635,285

		$46,048,212
Texas - 8.0%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/17	$995,000	$1,056,750
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/19	1,375,000	1,454,736
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/20	1,120,000	1,178,901
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/24	2,230,000	2,321,653
Austin, TX, Water & Wastewater System Rev., 5%, 11/15/27	3,000,000	3,425,610
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/36 (a)(d)	1,595,000	15,950
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/33	7,310,000	7,891,584

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas- continued
Brazos River, TX, Pollution Control Authority Rev. (TXU Energy Co. LLC Project), 5%, 3/01/41	$2,460,000	$61,500
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/40	2,355,000	2,528,140
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/45	1,425,000	1,535,609
Conroe, TX, Independent School District, Unlimited Tax School Building and Refunding, PSF, 5%, 2/15/39	1,845,000	2,043,282
Dallas, TX, Independent School District, 5%, 8/15/23	6,000,000	7,231,500
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/39	10,000,000	10,822,400
El Paso, TX, Water & Sewer Rev., 5%, 3/01/28	455,000	509,131
Fort Worth, TX, Independent School District, Unlimited Tax School Building, PSF, 5%, 2/15/39	3,685,000	4,090,682
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 5/01/28	300,000	312,855
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/36 (a)(d)	116,013	1,160
Harris County, Houston, TX, Sports Authority, Special Rev., “A”, NATL, 5%, 11/15/25	2,460,000	2,460,689
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/32	8,235,000	8,971,044
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 11/15/35	1,560,000	1,654,739
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7%, 12/01/18 (c)	1,795,000	2,263,675
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/18 (c)	2,050,000	2,608,400
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Texas Children’s Hospital Project), “A”, ETM, 5.375%, 10/01/15 (c)	4,300,000	4,315,910
Houston, TX, Airport System Rev., “B”, 5%, 7/01/26	1,855,000	2,049,089
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/31	2,310,000	2,398,334
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E Project), 6.75%, 7/01/29	570,000	571,288
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/23	170,000	173,626
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/39	1,470,000	1,583,366

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$4,230,000	$4,764,587
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2/15/37	310,000	316,560
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/29	2,045,000	2,281,075
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), FRN, 0.55%, 1/01/26 (b)	4,210,000	4,210,379
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “A”, GNMA, 5.5%, 7/01/38	1,180,000	1,205,016
North Texas Tollway Authority Rev. (Special Projects System), “D”, 5%, 9/01/29	15,000,000	16,643,100
North Texas Tollway Authority Rev., “C”, 1.95%, 1/01/38 (b)	8,000,000	7,885,360
Permian Basin Housing Finance Corp., TX, Single Family Mortgage Backed Securities (Mortgage Backed Project) “A”, GNMA, 5.65%, 1/01/38	1,060,000	1,093,729
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 11/01/30	1,200,000	1,202,484
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev., (MRC the Crossings Project) “B-2”, 5%, 11/15/19	80,000	79,901
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/40	2,795,000	3,143,453
San Marcos, TX, Independent School District, PSF, 5.625%, 8/01/14 (c)	2,000,000	2,036,200
San Marcos, TX, Independent School District, PSF, 5.625%, 8/01/14 (c)	2,000,000	2,036,200
Schertz-Cibolo-Universal City, TX, Independent School District, PSF, 5%, 2/01/36	10,000,000	10,515,200
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.125%, 11/15/29	395,000	412,767
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.375%, 11/15/44	3,100,000	3,194,643
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 11/15/44	4,500,000	3,803,175
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 9/01/39	305,000	314,010
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	1,495,000	1,695,569
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	1,195,000	1,323,893

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 8/15/30	$2,175,000	$2,405,985
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 8/15/31	960,000	1,056,029
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 8/15/32	915,000	1,000,305
Texas Transportation Commission State Highway Fund (First Tier), “A”, 4.75%, 4/01/17	10,130,000	11,337,192
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	735,000	817,371
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	2,575,000	2,832,989
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 11/01/32	1,715,000	1,692,894

		$164,831,669
U.S. Virgin Islands - 0.1%
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	$2,200,000	$2,392,874
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 10/01/24	130,000	133,289

		$2,526,163
Utah - 0.4%
Intermountain Power Agency, UT, “A”, ETM, 6.15%, 7/01/14 (c)	$7,210,000	$7,295,727
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/22	1,250,000	1,402,375

		$8,698,102
Vermont - 0.2%
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/36 (b)	$1,805,000	$1,747,583
Vermont Housing Finance Agency, Multi-Purpose Rev., “C”, 4%, 11/01/43	1,500,000	1,627,740

		$3,375,323
Virginia - 0.7%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/20	$4,870,000	$5,747,038
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/43	2,135,000	2,079,469
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, FRN, AGM, 11.3%, 8/23/27 (p)	4,500,000	5,533,245
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/35	845,000	863,506

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Virginia - continued
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 4/01/33	$470,000	$470,381
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/19 (a)(d)	529,028	53

		$14,693,692
Washington - 7.1%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/34	$2,255,000	$2,435,197
Seattle, WA, Port Rev., “B”, 5%, 8/01/24	3,000,000	3,354,690
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.625%, 12/01/25	1,000,000	1,036,830
Snohomish County, WA, Public Hospital District No. 3, 5%, 12/01/31	5,655,000	5,829,966
State of Washington, “A”, 5%, 7/01/33	5,000,000	5,474,900
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	1,450,000	1,622,304
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	3,690,000	4,060,292
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 8/01/36	5,285,000	6,409,648
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “A”, 5%, 10/01/27	14,095,000	15,779,775
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 8/15/42	3,955,000	4,106,160
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/34	2,165,000	2,278,359
Washington Housing Finance Community Nonprofit Housing Rev. (Rockwood Retirement Communities), 5.125%, 1/01/20	3,905,000	3,898,986
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 7/01/32 (u)	25,010,000	27,051,566
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/37	16,315,000	17,907,344
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/38	17,130,000	18,757,693
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/39	17,985,000	19,647,713
Washington Public Power Supply System Rev. (Nuclear Project #3), 7.125%, 7/01/16	5,145,000	5,898,485

		$145,549,908
West Virginia - 0.3%
Monongalia County, WV, Board of Education, 5%, 5/01/29	$2,445,000	$2,697,446
Monongalia County, WV, Board of Education, 5%, 5/01/31	675,000	736,263
Monongalia County, WV, Board of Education, 5%, 5/01/33	965,000	1,042,779
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 10/01/38	2,110,000	2,089,596

		$6,566,084

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Wisconsin - 0.5%
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/26	$2,215,000	$2,336,448
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/28	665,000	692,112
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	1,220,000	1,354,017
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	430,000	471,779
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	1,390,000	1,528,792
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/18	1,500,000	1,604,535
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/22	1,480,000	1,636,599

		$9,624,282
Total Municipal Bonds (Identified Cost, $1,881,577,785)		$1,974,095,107

Floating Rate Demand Notes - 0.2%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.06%, due 4/01/14	$1,500,000	$1,500,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.06%, due 4/01/14	2,300,000	2,300,000
Total Floating Rate Demand Notes, at Cost and Value		$3,800,000

Money Market Funds - 6.4%

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	131,256,843	$131,256,843
Total Investments (Identified Cost, $2,016,634,628)		$2,109,151,950

Other Assets, Less Liabilities - (2.5)%		(50,628,461)
Net Assets - 100.0%		$2,058,523,489

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,818,076 representing 0.3% of net assets.
(p)	Primary inverse floater.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.

42

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.	RITES	Residual Interest Tax-Exempt Security
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Housing Finance Agency
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

43

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,885,377,785)	$1,977,895,107
Underlying affiliated funds, at cost and value	131,256,843
Total investments, at value (identified cost, $2,016,634,628)	$2,109,151,950
Receivables for
Investments sold	5,199,971
Fund shares sold	2,896,842
Interest	27,145,201
Other assets	7,960
Total assets	$2,144,401,924
Liabilities
Payables for
Distributions	$812,798
Investments purchased	37,514,536
Interest expense and fees	86,768
Fund shares reacquired	3,377,162
Payable to the holders of the floating rate certificates from trust assets	42,766,138
Payable to affiliates
Investment adviser	55,785
Shareholder servicing costs	1,013,759
Distribution and service fees	37,624
Payable for independent Trustees’ compensation	26,898
Accrued expenses and other liabilities	186,967
Total liabilities	$85,878,435
Net assets	$2,058,523,489
Net assets consist of
Paid-in capital	$2,001,331,148
Unrealized appreciation (depreciation) on investments	92,517,322
Accumulated net realized gain (loss) on investments	(37,202,165)
Undistributed net investment income	1,877,184
Net assets	$2,058,523,489
Shares of beneficial interest outstanding	242,679,139

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$736,374,278	86,824,849	$8.48
Class B	28,219,902	3,322,555	8.49
Class C	162,442,842	19,086,946	8.51
Class I	546,219,929	64,476,071	8.47
Class A1	584,286,888	68,853,385	8.49
Class B1	979,650	115,333	8.49

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A and Class A1, for which the maximum offering prices per share were $8.90 [100 / 95.25 x $8.48] and $8.91 [100 / 95.25 x $8.49], respectively . On sales of $50,000 or more, the maximum offering prices of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares.

See Notes to Financial Statements

44

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$95,758,450
Dividends from underlying affiliated funds	109,968
Total investment income	$95,868,418
Expenses
Management fee	$8,217,840
Distribution and service fees	4,325,874
Shareholder servicing costs	1,717,722
Administrative services fee	256,926
Independent Trustees’ compensation	44,470
Custodian fee	210,221
Shareholder communications	84,328
Audit and tax fees	57,414
Legal fees	27,444
Interest expense and fees	412,765
Miscellaneous	271,938
Total expenses	$15,626,942
Fees paid indirectly	(35)
Reduction of expenses by investment adviser and distributor	(913,531)
Net expenses	$14,713,376
Net investment income	$81,155,042
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(37,959,177)
Change in unrealized appreciation (depreciation) on investments	$(91,426,776)
Net realized and unrealized gain (loss) on investments	$(129,385,953)
Change in net assets from operations	$(48,230,911)
See Notes to Financial Statements

45

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 3/31
	2014	2013
Change in net assets
From operations
Net investment income	$81,155,042	$85,190,522
Net realized gain (loss) on investments	(37,959,177)	9,142,369
Net unrealized gain (loss) on investments	(91,426,776)	43,563,649
Change in net assets from operations	$(48,230,911)	$137,896,540
Distributions declared to shareholders
From net investment income	$(77,388,318)	$(80,639,245)
Change in net assets from fund share transactions	$(156,666,308)	$329,312,201
Total change in net assets	$(282,285,537)	$386,569,496
Net assets
At beginning of period	2,340,809,026	1,954,239,530
At end of period (including undistributed net investment income of $1,877,184 and $1,948,859, respectively)	$2,058,523,489	$2,340,809,026

See Notes to Financial Statements

46

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 3/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.94	$8.68	$7.91	$8.32	$7.66
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.35	$0.39	$0.41	$0.41
Net realized and unrealized gain (loss) on investments	(0.47)	0.24	0.76	(0.42)	0.65
Total from investment operations	$(0.14)	$0.59	$1.15	$(0.01)	$1.06
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.38)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$8.48	$8.94	$8.68	$7.91	$8.32
Total return (%) (r)(s)(t)(x)	(1.52)	6.88	14.83	(0.24)	14.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.79	0.81	0.81	0.82
Expenses after expense reductions (f)	0.75	0.76	0.77	0.78	0.78
Net investment income	3.92	3.90	4.69	4.95	5.04
Portfolio turnover	32	23	25	23	15
Net assets at end of period (000 omitted)	$736,374	$1,027,992	$829,860	$764,621	$632,523
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.73	0.74	0.74	0.74	0.75

See Notes to Financial Statements

47

Financial Highlights – continued

Class B	Years ended 3/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.95	$8.70	$7.92	$8.34	$7.68
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.28	$0.33	$0.35	$0.35
Net realized and unrealized gain (loss) on investments	(0.48)	0.23	0.77	(0.43)	0.65
Total from investment operations	$(0.21)	$0.51	$1.10	$(0.08)	$1.00
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.32)	$(0.34)	$(0.34)
Net asset value, end of period (x)	$8.49	$8.95	$8.70	$7.92	$8.34
Total return (%) (r)(s)(t)(x)	(2.26)	5.95	14.09	(1.10)	13.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.54	1.56	1.56	1.57
Expenses after expense reductions (f)	1.51	1.51	1.52	1.53	1.53
Net investment income	3.16	3.15	3.91	4.21	4.30
Portfolio turnover	32	23	25	23	15
Net assets at end of period (000 omitted)	$28,220	$37,759	$31,883	$22,842	$23,060
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.49	1.48	1.49	1.49	1.50

See Notes to Financial Statements

48

Financial Highlights – continued

Class C	Years ended 3/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.97	$8.71	$7.94	$8.35	$7.69
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.28	$0.33	$0.35	$0.35
Net realized and unrealized gain (loss) on investments	(0.48)	0.24	0.76	(0.42)	0.65
Total from investment operations	$(0.21)	$0.52	$1.09	$(0.07)	$1.00
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.32)	$(0.34)	$(0.34)
Net asset value, end of period (x)	$8.51	$8.97	$8.71	$7.94	$8.35
Total return (%) (r)(s)(t)(x)	(2.26)	6.06	13.92	(0.97)	13.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.54	1.56	1.56	1.57
Expenses after expense reductions (f)	1.51	1.51	1.52	1.52	1.53
Net investment income	3.15	3.14	3.92	4.19	4.26
Portfolio turnover	32	23	25	23	15
Net assets at end of period (000 omitted)	$162,443	$234,735	$187,078	$149,727	$143,504
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.49	1.48	1.49	1.49	1.50

See Notes to Financial Statements

49

Financial Highlights – continued

Class I	Years ended 3/31
	2014	2013	2012 (i)
Net asset value, beginning of period	$8.93	$8.67	$8.22
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.27
Net realized and unrealized gain (loss) on investments	(0.47)	0.24	0.44	(g)
Total from investment operations	$(0.12)	$0.61	$0.71
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.26)
Net asset value, end of period (x)	$8.47	$8.93	$8.67
Total return (%) (r)(s)(x)	(1.29)	7.15	8.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	0.55	(a)
Expenses after expense reductions (f)	0.50	0.51	0.52	(a)
Net investment income	4.13	4.13	4.70	(a)
Portfolio turnover	32	23	25
Net assets at end of period (000 omitted)	$546,220	$334,033	$186,734
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.49	0.49	(a)

See Notes to Financial Statements

50

Financial Highlights – continued

Class A1	Years ended 3/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.95	$8.69	$7.92	$8.33	$7.67
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.41	$0.43	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	0.24	0.76	(0.42)	0.65
Total from investment operations	$(0.12)	$0.61	$1.17	$0.01	$1.08
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.40)	$(0.42)	$(0.42)
Net asset value, end of period (x)	$8.49	$8.95	$8.69	$7.92	$8.33
Total return (%) (r)(s)(t)(x)	(1.27)	7.14	15.11	0.01	14.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	0.56	0.56	0.57
Expenses after expense reductions (f)	0.51	0.51	0.52	0.53	0.53
Net investment income	4.17	4.18	4.96	5.22	5.32
Portfolio turnover	32	23	25	23	15
Net assets at end of period (000 omitted)	$584,287	$703,916	$714,380	$689,074	$787,041
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.49	0.49	0.49	0.49	0.50

See Notes to Financial Statements

51

Financial Highlights – continued

Class B1	Years ended 3/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.95	$8.69	$7.92	$8.34	$7.67
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.35	$0.37	$0.37
Net realized and unrealized gain (loss) on investments	(0.48)	0.24	0.76	(0.43)	0.66
Total from investment operations	$(0.19)	$0.55	$1.11	$(0.06)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.34)	$(0.36)	$(0.36)
Net asset value, end of period (x)	$8.49	$8.95	$8.69	$7.92	$8.34
Total return (%) (r)(s)(t)(x)	(2.02)	6.34	14.24	(0.86)	13.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.54	1.56	1.56	1.48
Expenses after expense reductions (f)	1.27	1.27	1.28	1.29	1.29
Net investment income	3.39	3.47	4.23	4.46	4.57
Portfolio turnover	32	23	25	23	15
Net assets at end of period (000 omitted)	$980	$2,374	$4,304	$6,230	$12,558
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.25	1.25	1.26	1.26	1.26

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, August 1, 2011, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

52

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In this reporting period, the fund adopted the disclosure provisions of FASB Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to

53

Notes to Financial Statements – continued

derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

54

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,974,095,107	$—	$1,974,095,107
Short Term Securities	—	3,800,000	—	3,800,000
Mutual Funds	131,256,843	—	—	131,256,843
Total Investments	$131,256,843	$1,977,895,107	$—	$2,109,151,950

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy

55

Notes to Financial Statements – continued

disclosure. At March 31, 2014, the fund’s payable to the holders of the floating rate certificates from trust assets was $42,766,138 and the interest rate on the floating rate certificates issued by the trust was 0.08%. For the year ended March 31, 2014, the average payable to the holders of the floating rate certificates from trust assets was $54,121,978 at a weighted average interest rate of 0.10%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2014, interest expense and fees in connection with self-deposited inverse floaters were $412,765. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

56

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended March 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	3/31/14	3/31/13
Ordinary income (including any short-term capital gains)	$217,925	$425,667
Tax-exempt income	77,170,393	80,213,578
Total distributions	$77,388,318	$80,639,245

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/14
Cost of investments	$1,964,963,464
Gross appreciation	116,883,630
Gross depreciation	(15,461,282)
Net unrealized appreciation (depreciation)	$101,422,348
Undistributed tax-exempt income	8,150,720
Capital loss carryforwards	(44,500,124)
Post-October capital loss deferral	(1,607,067)
Other temporary differences	(6,273,536)

57

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2014, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
3/31/18	$(937,881)
3/31/19	(7,352,883)
Total	$(8,290,764)

Post-enactment losses which are characterized as follows:
Short-Term	$(25,965,052)
Long-Term	(10,244,308)
Total	$(36,209,360)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class B1 shares will convert to Class A and Class A1 shares, respectively approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 3/31/14	Year ended 3/31/13
Class A	$31,460,760	$35,251,132
Class B	940,625	1,071,488
Class C	5,612,258	6,335,838
Class I	14,420,196	9,308,718
Class A1	24,906,692	28,570,074
Class B1	47,787	101,995
Total	$77,388,318	$80,639,245

58

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.37% of the fund’s average daily net assets in excess of $1.3 billion up to $2.0 billion and 0.35% of average daily net assets in excess of $2.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. For the year ended March 31, 2014, this management fee reduction amounted to $244,879, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended March 31, 2014, this management fee reduction amounted to $30,887, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2014 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. For the year ended March 31, 2014, this reduction amounted to $601,209 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $353,601 and $14,419 for the year ended March 31, 2014, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

59

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,105,830
Class B	0.75%	0.25%	1.00%	1.00%	315,684
Class C	0.75%	0.25%	1.00%	1.00%	1,889,446
Class B1	0.75%	0.25%	1.00%	0.76%	14,914
Total Distribution and Service Fees					$4,325,874

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2014 based on each class’s average daily net assets. The service fee rate attributable to Class B1 shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B1 shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. For the year ended March 31, 2014, this reduction amounted to $3,552 and is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2014, this rebate amounted to $28,284, $52, and $61 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A and A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2014, were as follows:

Amount
Class A	$91,207
Class B	79,375
Class C	58,384
Class A1	—
Class B1	885

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2014, the fee was $270,211, which equated to 0.0132% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs

60

Notes to Financial Statements – continued

which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,447,511.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2014 was equivalent to an annual effective rate of 0.0125% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,844 and is included in independent Trustees’ compensation for the year ended March 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $26,888 at March 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $12,135 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,607, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

61

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $638,139,034 and $776,455,144, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	16,698,114	$142,378,298	36,472,000	$326,896,860
Class B	285,299	2,417,714	1,100,675	9,831,689
Class C	2,570,610	22,049,319	7,875,002	70,807,617
Class I	48,561,475	408,726,226	19,850,296	178,299,684
Class A1	522,908	4,464,650	1,127,701	10,092,638
Class B1	2,760	23,426	3,599	32,172
	68,641,166	$580,059,633	66,429,273	$595,960,660

Shares issued to shareholders in reinvestment of distributions
Class A	3,305,143	$27,934,427	3,218,071	$28,857,419
Class B	95,723	809,735	97,754	877,642
Class C	532,886	4,517,825	520,167	4,679,367
Class I	1,290,841	10,873,874	823,122	7,370,556
Class A1	2,265,384	19,141,145	2,297,677	20,598,377
Class B1	4,248	36,066	8,469	75,799
	7,494,225	$63,313,072	6,965,260	$62,459,160

Shares reacquired
Class A	(48,149,446)	$(405,605,754)	(20,294,809)	$(182,345,429)
Class B	(1,275,436)	(10,763,014)	(648,148)	(5,813,743)
Class C	(10,178,906)	(86,043,859)	(3,704,313)	(33,329,539)
Class I	(22,776,518)	(189,795,718)	(4,803,799)	(43,009,247)
Class A1	(12,617,892)	(106,482,583)	(6,971,461)	(62,445,595)
Class B1	(156,794)	(1,348,085)	(242,009)	(2,164,066)
	(95,154,992)	$(800,039,013)	(36,664,539)	$(329,107,619)

62

Notes to Financial Statements – continued

	Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount
Net change
Class A	(28,146,189)	$(235,293,029)	19,395,262	$173,408,850
Class B	(894,414)	(7,535,565)	550,281	4,895,588
Class C	(7,075,410)	(59,476,715)	4,690,856	42,157,445
Class I	27,075,798	229,804,382	15,869,619	142,660,993
Class A1	(9,829,600)	(82,876,788)	(3,546,083)	(31,754,580)
Class B1	(149,786)	(1,288,593)	(229,941)	(2,056,095)
	(19,019,601)	$(156,666,308)	36,729,994	$329,312,201

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2014, the fund’s commitment fee and interest expense were $10,514 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	178,303,578	701,556,550	(748,603,285)	131,256,843

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$109,968	$131,256,843

63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series MFS Municipal Series Trust) (the “Fund”) as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the 5 years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 13, 2014

64

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

65

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

66

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

67

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach and Mr. Buller) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

68

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

69

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.72% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

70

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

71

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

72

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2014

MFS® MUNICIPAL SERIES TRUST

For the states of:

Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

MSTA-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The pace of U.S. economic growth slowed early in 2014, largely because of harsh winter weather. However, the U.S. labor market, consumer confidence and other economic data have all pointed to recovery. The U.S. Federal Reserve’s steady, gradual removal of its bond-buying stimulus, after initially causing concern, is providing some consistency, which can inspire consumer and investor confidence.

Global economic uncertainty and geopolitical tensions have added to market volatility. The eurozone, however, is making progress in its economic recovery. Japan’s progress in its battle to end deflation is expected to experience a temporary setback on the heels of the country’s sales tax increase, introduced in April.

The world’s largest economic concern remains the slowdown in China’s pace of growth as it shifts toward a more consumer-oriented economy. Any reduction in China’s economic growth rate is likely to have a ripple effect on its many trading partners.

In uncertain times such as these, it is particularly important to remember that managing risk should always be a top priority. At MFS®, active risk management is an integral part of our collaborative process. Our global team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and applying proven principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

May 13, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.7%
Universities – Colleges	14.6%
General Obligations – Schools	12.1%
General Obligations – General Purpose	11.4%
State & Local Agencies	10.0%

Composition including fixed income credit quality (a)(i)
AAA	6.1%
AA	36.5%
A	34.2%
BBB	12.0%
BB	3.6%
B	0.1%
Not Rated	4.1%
Cash & Other	3.4%

Portfolio facts (i)
Average Duration (d)	8.0
Average Effective Maturity (m)	16.7 yrs.

Jurisdiction (i)
Alabama	79.4%
New York	2.2%
Wisconsin	1.7%
California	1.6%
Massachusetts	1.6%
U.S. Virgin Islands	1.5%
Illinois	0.9%
Guam	0.9%
Florida	0.9%
Puerto Rico	0.8%
Tennessee	0.8%
New Hampshire	0.8%
Kentucky	0.7%
Texas	0.7%
Colorado	0.6%
Virginia	0.6%
New Jersey	0.5%
Indiana	0.3%
Michigan	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	24.5%
Water & Sewer Utility Revenue	15.7%
Healthcare Revenue – Hospitals	10.1%
General Obligations – Schools	9.4%
Sales & Excise Tax Revenue	8.7%

Composition including fixed income credit quality (a)(i)
AAA	7.0%
AA	50.9%
A	28.7%
BBB	9.0%
BB	1.8%
B	0.4%
Not Rated	2.3%
Cash & Other	(0.1)%

Portfolio facts (i)
Average Duration (d)	8.2
Average Effective Maturity (m)	14.7 yrs.

Jurisdiction (i)
Arkansas	81.5%
Guam	2.9%
New York	2.7%
California	2.1%
Puerto Rico	2.0%
Kentucky	1.4%
Massachusetts	1.3%
U.S. Virgin Islands	1.1%
Wisconsin	1.0%
New Jersey	0.7%
Indiana	0.7%
Texas	0.5%
New Hampshire	0.5%
Colorado	0.5%
Ohio	0.4%
Illinois	0.3%
Tennessee	0.3%
Florida	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time “Cash & Other” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

3

Portfolio Composition – continued

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	12.8%
Tax Assessment	11.3%
Universities – Colleges	10.2%
General Obligations – General Purpose	9.4%
General Obligations – Schools	8.5%

Composition including fixed income credit quality (a)(i)
AAA	1.7%
AA	23.9%
A	45.0%
BBB	18.1%
BB	4.8%
B	1.1%
Not Rated	5.1%
Cash & Other	0.3%

Portfolio facts (i)
Average Duration (d)	8.8
Average Effective Maturity (m)	17.2 yrs.

Jurisdiction (i)
California	95.8%
Illinois	1.1%
Guam	0.8%
Pennsylvania	0.6%
Puerto Rico	0.6%
Ohio	0.5%
New Jersey	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

4

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.6%
Healthcare Revenue – Hospitals	18.0%
Water & Sewer Utility Revenue	16.3%
General Obligations – General Purpose	6.3%
General Obligations – Schools	6.0%

Composition including fixed income credit quality (a)(i)
AAA	10.1%
AA	36.3%
A	37.8%
BBB	11.0%
BB	2.0%
B	0.5%
Not Rated	1.3%
Cash & Other	1.0%

Portfolio facts (i)
Average Duration (d)	8.6
Average Effective Maturity (m)	17.0 yrs.

Jurisdiction (i)
Georgia	81.7%
New York	1.7%
Guam	1.6%
California	1.5%
Florida	1.5%
Puerto Rico	1.4%
New Jersey	1.4%
Illinois	1.3%
Tennessee	0.9%
U.S. Virgin Islands	0.8%
Wisconsin	0.7%
North Carolina	0.7%
Kentucky	0.6%
New Hampshire	0.6%
Virginia	0.5%
Colorado	0.5%
Louisiana	0.5%
Texas	0.5%
Indiana	0.3%
Michigan	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

5

Portfolio Composition – continued

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	23.0%
General Obligations – General Purpose	16.6%
Water & Sewer Utility Revenue	10.2%
Universities – Colleges	7.3%
Multi-Family Housing Revenue	4.1%

Composition including fixed income credit quality (a)(i)
AAA	16.4%
AA	24.7%
A	26.9%
BBB	21.1%
BB	2.8%
B	0.9%
Not Rated	5.3%
Cash & Other	1.9%

Portfolio facts (i)
Average Duration (d)	8.1
Average Effective Maturity (m)	16.4 yrs.

Jurisdiction (i)
Maryland	79.2%
Puerto Rico	2.6%
New Jersey	1.9%
Kentucky	1.8%
District of Columbia	1.5%
Tennessee	1.4%
California	1.2%
Illinois	1.1%
Guam	1.1%
U.S. Virgin Islands	1.1%
Indiana	0.9%
Florida	0.8%
Texas	0.8%
New York	0.7%
New Hampshire	0.6%
Colorado	0.5%
Washington	0.4%
Michigan	0.3%
Massachusetts	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

6

Portfolio Composition – continued

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	21.1%
Healthcare Revenue – Hospitals	11.9%
General Obligations – General Purpose	9.3%
Miscellaneous Revenue – Other	8.2%
Multi-Family Housing Revenue	7.0%

Composition including fixed income credit quality (a)(i)
AAA	12.9%
AA	40.4%
A	24.3%
BBB	15.3%
BB	3.4%
B	1.4%
Not Rated	2.1%
Cash & Other	0.2%

Portfolio facts (i)
Average Duration (d)	9.1
Average Effective Maturity (m)	16.8 yrs.

Jurisdiction (i)
Massachusetts	85.8%
Illinois	1.6%
Puerto Rico	1.4%
Kentucky	1.3%
New Jersey	1.1%
Guam	1.1%
Tennessee	1.0%
New York	1.0%
Florida	0.9%
California	0.9%
Wisconsin	0.7%
Texas	0.7%
Louisiana	0.5%
Colorado	0.4%
Pennsylvania	0.4%
New Hampshire	0.3%
U.S. Virgin Islands	0.3%
Washington	0.3%
Ohio	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

7

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2014, Class A shares of each fund, at net asset value, underperformed the Barclays Municipal Bond Index. These included the municipal bond funds of Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Early in the period, jitters over a banking crisis in Cyprus was more than offset by ongoing accommodative global monetary policy and improving economic data, resulting in gains in both equity and fixed income markets. As the period progressed, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Later in the period, emerging market stresses resurfaced as political unrest, an escalation of tensions due to Russia’s annexation of a portion of the Ukraine, falling currencies and slowing growth appeared to have impacted investor sentiment. Markets were also forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the major US equity indexes traded near their all-time highs by the end of the period.

Over the twelve months ended March 31, 2014, municipal bond yields generally increased as fixed income market activity was led by the Fed’s signal last June 2013 that it would begin to reduce monthly purchases of US Treasury and mortgage-backed securities; the reduction in the size of the purchase program actually began in December 2013, when 10-year US Treasury yields peaked at 3%. Municipal bond prices fell accordingly during this time frame after the Fed announced it might taper asset purchases. The rise in municipal bond yields was more pronounced in the long end of the yield curve (y) relative to intermediate-term bonds as municipal bond mutual fund redemptions, as well as reduced liquidity, lessened the demand for longer maturity bonds.

Further, more flames were fanned by credit concerns, first by Detroit’s Chapter 9 filing in July, and then by increased scrutiny of Puerto Rico’s weakened fiscal position in late August. Since January 2014, municipal market supply/demand dynamics have improved enough to enable municipal bonds to rally as retail investors and hedge funds emerged as the market’s primary source of demand. The supply/demand dynamics were further supported by a reduced level of issuance during Q1 2014 as well as a more stable trend in mutual fund flows.

With the risks of a restructuring of Puerto Rico debt deferred after the Commonwealth successfully issued a $3.5 billion General Obligation bond deal, concerns regarding negative headline risk in the municipal market have also waned for the time being.

Factors Affecting Performance

The funds’ longer duration (d) stance relative to the Barclays Municipal Bond Index negatively impacted relative performance as credit concerns in the municipal bond markets and the threat of Fed tapering forced yields higher during the reporting period.

The Barclays Municipal Bond Index is a broad-based index comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands.

Among jurisdictions, overweight positions in municipal bonds of Puerto Rico were a primary source of underperformance across all funds given heightened concern over the US territory’s financial difficulties during the period. Underweight positions in municipal bonds of California detracted from relative returns in all funds, with the exception of the California Fund where it had an overweight position and an immaterial impact.

Across sectors, the utilities sector was a notable detractor from the relative performance of all funds. The general obligation sector weakened relative returns across all funds, with the exception of the California and Georgia funds, where it had an immaterial impact. The sales/excise tax sector was another negative factor for relative performance in all funds, with the exception of the Alabama fund, where it had a minimal impact on relative results. An overweight allocation to “BB” and “BBB” rated (r) securities also dampened relative performance across all funds, with the exception of the California fund, where “BBB” rated securities benefited relative returns.

Respectfully,

Michael Dawson

Portfolio Manager

8

Management Review – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

9

PERFORMANCE SUMMARY THROUGH 3/31/14

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing primarily in the bonds of a particular state. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/01/90	(1.83)%	5.25%	3.75%
B	9/07/93	(2.56)%	4.47%	2.98%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(6.49)%	4.23%	3.25%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.34)%	4.13%	2.98%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/03/92	(2.32)%	4.39%	3.59%
B	9/07/93	(3.06)%	3.57%	2.79%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(6.96)%	3.38%	3.09%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.83)%	3.22%	2.79%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

11

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/18/85	(1.20)%	6.64%	4.16%
B	9/07/93	(1.96)%	5.83%	3.38%
C	1/03/94	(2.08)%	5.70%	3.22%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.89)%	5.61%	3.66%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.75)%	5.51%	3.38%
C With CDSC (1% for 12 months) (v)		(3.03)%	5.70%	3.22%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

12

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	(2.09)%	5.08%	3.71%
B	9/07/93	(2.81)%	4.30%	2.96%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(6.74)%	4.06%	3.21%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.60)%	3.96%	2.96%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

13

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(2.66)%	5.27%	3.50%
B	9/07/93	(3.47)%	4.49%	2.77%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.28)%	4.25%	2.99%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.22)%	4.15%	2.77%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

14

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	4/09/85	(2.85)%	5.29%	3.90%
B	9/07/93	(3.59)%	4.49%	3.17%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.46)%	4.27%	3.40%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.33)%	4.15%	3.17%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

15

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2013 through March 31, 2014

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2013 through March 31, 2014.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.93%	$1,000.00	$1,032.45	$4.71
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
B	Actual	1.68%	$1,000.00	$1,028.62	$8.50
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.76%	$1,000.00	$1,029.41	$3.85
	Hypothetical (h)	0.76%	$1,000.00	$1,021.14	$3.83
B	Actual	1.52%	$1,000.00	$1,026.61	$7.68
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

16

Expense Tables – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.72%	$1,000.00	$1,046.08	$3.67
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
B	Actual	1.49%	$1,000.00	$1,040.24	$7.58
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.62%	$1,000.00	$1,041.25	$8.24
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.95%	$1,000.00	$1,035.01	$4.82
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
B	Actual	1.70%	$1,000.00	$1,031.02	$8.61
	Hypothetical (h)	1.70%	$1,000.00	$1,016.45	$8.55

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.95%	$1,000.00	$1,029.25	$4.81
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
B	Actual	1.70%	$1,000.00	$1,024.49	$8.58
	Hypothetical (h)	1.70%	$1,000.00	$1,016.45	$8.55

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.83%	$1,000.00	$1,034.59	$4.21
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
B	Actual	1.59%	$1,000.00	$1,030.61	$8.05
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Massachusetts Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

17

PORTFOLIO OF INVESTMENTS

3/31/14

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.4%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.0%
Birmingham, AL, Airport Authority Rev., AGM, 5.25%, 7/01/30	$1,000,000	$1,094,990

General Obligations - General Purpose - 11.3%
Auburn, AL, Sewer Rev., “H”, 5.625%, 12/01/33	$1,000,000	$1,128,660
Boaz, AL, School Warrants, “A”, SYNCORA, 5%, 7/01/14 (c)	650,000	657,618
Enterprise, AL, School Warrants, ASSD GTY, 5%, 2/01/29	250,000	262,407
Guam Government, “A”, 6.75%, 11/15/29	260,000	275,374
Guam Government, “A”, 7%, 11/15/39	60,000	63,551
Huntsville, AL, School Warrants, “C”, 5%, 11/01/30	1,000,000	1,135,090
Madison, AL, Refunding Warrants, 5.15%, 2/01/39	1,000,000	1,064,430
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	70,000	78,854
Montgomery County, AL, Warrants, SYNCORA, 5%, 3/01/28	500,000	536,915
State of California, 6%, 11/01/39	550,000	644,320
State of Illinois, 5.5%, 7/01/33	55,000	59,464
State of Illinois, 5.5%, 7/01/38	160,000	171,605
		$6,078,288
General Obligations - Schools - 12.0%
Huntsville, AL, School Warrants, “B”, 5%, 9/01/29	$500,000	$553,875
Huntsville, AL, School Warrants, “C”, 5%, 11/01/22	500,000	594,685
Jefferson County, AL, School Warrants, AGM, 5.5%, 2/15/20	1,750,000	1,750,158
Lee County, AL, School Warrants, ASSD GTY, 4.75%, 2/01/29	880,000	938,546
Madison County, AL, Board of Education, ASSD GTY, 5.125%, 9/01/34	1,000,000	1,070,920
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2/01/31	500,000	540,760
Sumter County, AL, School Warrants, 5.2%, 2/01/39	1,000,000	1,019,140
		$6,468,084
Healthcare Revenue - Hospitals - 20.4%
Alabama Special Care Facilities Financing Authority (Daughters of Charity), ETM, AMBAC, 5%, 11/01/25 (c)	$1,500,000	$1,504,515
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), BHAC, 5%, 11/15/39	750,000	781,305

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 12/01/36	$500,000	$488,815
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), ASSD GTY, 6%, 6/01/39	750,000	839,295
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 7/01/32	165,000	153,796
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/36	300,000	320,655
East Alabama Health Care Authority, Health Care Facilities Rev., 5.25%, 9/01/36 (b)	1,000,000	1,116,820
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	435,000	460,869
Health Care Authority for Baptist Health, AL, “D”, 5%, 11/15/21	875,000	895,702
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 6/01/30	1,000,000	1,025,500
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	255,000	279,228
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	265,000	267,647
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2/01/30	500,000	508,995
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 3/01/31	500,000	502,590
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	370,000	397,495
University of Alabama at Birmingham, AL, Hospital Rev., “A”, 5.25%, 9/01/25	500,000	547,445
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	505,000	560,474
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	340,000	347,562
		$10,998,708
Healthcare Revenue - Long Term Care - 1.4%
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/39	$750,000	$755,745

18

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Industrial Revenue - Paper - 2.2%
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 9/01/28	$200,000	$203,042
Phenix City, AL, Industrial Development Board Environmental Improvement Rev. (MeadWestvaco Coated Board Project), “A”, 4.125%, 5/15/35	500,000	413,090
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/33	250,000	270,335
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/35	300,000	308,991
		$1,195,458
Miscellaneous Revenue - Other - 1.3%
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	$65,000	$64,901
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	95,000	93,680
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	495,000	530,155
		$688,736
Port Revenue - 1.0%
Alabama Port Authority Docks Facility, 6%, 10/01/40	$500,000	$559,730

Sales & Excise Tax Revenue - 2.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$325,000	$341,773
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/31	515,000	598,322
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	205,000	168,006
		$1,108,101
Single Family Housing - State - 0.8%
Alabama Housing Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.375%, 10/01/33	$440,000	$456,535

State & Local Agencies - 9.9%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 9/01/29	$1,000,000	$1,073,330
Alabama Public School & College Authority Rev., “A”, 5%, 5/01/29 (c)	1,000,000	1,180,690
Alabama Public School & College Authority Rev., “B”, 5%, 6/01/25	800,000	930,088
Alabama Public School & College Authority Rev., “C”, 5%, 9/01/22	400,000	474,424

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), AGM, 5%, 3/01/32	$500,000	$546,315
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 7/01/30	385,000	418,021
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 6/01/30	35,000	37,136
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	145,000	163,715
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	65,000	72,955
Massachusetts College Building Authority Rev., “C”, 3%, 5/01/42	225,000	165,044
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	155,000	167,388
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	35,000	38,680
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	65,000	71,607
		$5,339,393
Tax - Other - 1.7%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$95,000	$100,370
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	30,000	31,393
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	65,000	66,598
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	65,000	68,539
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	400,000	411,380
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	235,000	236,633
		$914,913
Tobacco - 0.5%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	$90,000	$67,720
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	730,000	175,974
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	10,000	2,373
		$246,067
Toll Roads - 1.2%
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 11/15/29	$280,000	$144,015
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 11/15/31	465,000	211,380
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	110,000	117,042

19

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Toll Roads - continued
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	$180,000	$183,809
		$656,246
Universities - Colleges - 14.4%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 6/01/34	$1,300,000	$1,352,624
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5.75%, 9/01/39	1,000,000	1,070,290
Auburn University, General Fee Rev., AMBAC, 5%, 6/01/29 (c)	1,000,000	1,007,810
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 12/01/38	1,000,000	1,067,060
University of Alabama, General Rev., NATL, 5%, 7/01/34	1,000,000	1,006,100
University of Alabama, General Rev., “A”, NATL, 5%, 7/01/29	1,000,000	1,006,390
University of South Alabama, University Rev., AMBAC, 5%, 12/01/29	1,000,000	1,083,030
University of South Alabama, University Rev., BHAC, 5%, 8/01/38	150,000	155,235
		$7,748,539
Universities - Secondary Schools - 0.4%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$190,000	$214,012

Utilities - Investor Owned - 0.1%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (b)	$70,000	$76,803

Utilities - Municipal Owned - 5.7%
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, ASSD GTY, 5%, 8/01/37	$1,000,000	$1,063,990

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
Foley, AL, Utilities Board Utilities Rev., AGM, 5%, 11/01/25 (c)	$1,000,000	$1,075,570
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	130,000	146,736
Tuskegee, AL, Utilities Board, Utility Rev., 4.5%, 2/01/37	750,000	758,843
		$3,045,139
Utilities - Other - 0.6%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$295,000	$331,521

Water & Sewer Utility Revenue - 6.4%
Bessemer, AL, Governmental Utilities Services Corp. Water Supply Rev., ASSD GTY, 5%, 6/01/39	$1,000,000	$1,031,460
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 1/01/34	750,000	796,073
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	345,000	254,852
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/21	300,000	323,085
Montgomery, AL, Waterworks & Sanitary Sewer Board Rev., AGM, 5%, 3/01/15 (c)	1,000,000	1,044,330
		$3,449,800
Total Municipal Bonds (Identified Cost, $48,876,645)		$51,426,808

Money Market Funds - 1.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	977,768	$977,768
Total Investments (Identified Cost, $49,854,413)		$52,404,576

Other Assets, Less Liabilities - 2.8%		1,504,592
Net Assets - 100.0%		$53,909,168

See Portfolio Footnotes and Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS

3/31/14

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.8%

Issuer	Shares/Par	Value ($)

General Obligations - General Purpose - 6.6%
Arkansas College Savings, Capital Appreciation, “A”, ETM, 0%, 6/01/17 (c)	$1,840,000	$1,783,438
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 4/01/20	2,000,000	2,367,120
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 4/01/21	2,000,000	2,378,320
Arkansas Four-Lane Highway Construction & Improvement, 4%, 6/15/20	2,000,000	2,255,740
Guam Government, “A”, 6.75%, 11/15/29	515,000	545,452
Guam Government, “A”, 5.25%, 11/15/37	255,000	231,594
Guam Government, “A”, 7%, 11/15/39	65,000	68,847
State of California, 5%, 11/01/21	750,000	883,793
State of California, 6%, 11/01/39	1,160,000	1,358,928
		$11,873,232
General Obligations - Schools - 9.3%
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 6/01/14 (c)	$1,150,000	$1,149,540
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 6/01/15 (c)	1,100,000	1,095,545
Bentonville, AR, School District No. 6, “A”, 5%, 6/01/24	3,185,000	3,535,159
Crittenden County, AR, Community College District, 4.6%, 2/01/35	285,000	287,286
Crittenden County, AR, Community College District, 4.7%, 2/01/40	625,000	629,844
Crittenden County, AR, Community College District, 4%, 2/01/42	1,450,000	1,414,823
Northwest Arkansas Community College District, Capital Improvement, AMBAC, 5%, 5/15/28	1,380,000	1,401,514
Pulaski County, AR, North Little Rock School District, “B”, 5%, 2/01/22	1,000,000	1,146,070
Pulaski, AR, Special School District Construction, 5%, 2/01/35	2,000,000	2,008,800
Springdale, AR, School District No. 050, “A”, 4.625%, 6/01/37	2,000,000	2,054,620
Springdale, AR, School District No. 50, 3%, 6/01/29	910,000	865,055
Van Buren, AR, School District No. 42, 4.5%, 4/01/31	375,000	381,173
Van Buren, AR, School District No. 42, 4.625%, 4/01/33	745,000	753,992
		$16,723,421
Healthcare Revenue - Hospitals - 10.0%
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 7/01/32	$520,000	$484,692
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 8/01/32	540,000	528,050

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	$420,000	$444,977
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	510,000	558,455
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 6/01/28	1,000,000	1,102,700
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 11/01/32	1,085,000	1,160,852
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 6/01/26	2,000,000	2,114,860
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/25	510,000	554,508
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	545,000	583,379
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	395,000	424,321
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	470,000	474,695
Mena, AR, Hospital Rev., 4.25%, 8/01/21	400,000	402,076
Mena, AR, Hospital Rev., 4.6%, 8/01/24	615,000	619,250
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	355,000	381,380
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	490,000	513,089
Ohio Higher Educational Facility Commission (University Hospital Health System), “A”, 6.75%, 1/15/15 (c)	685,000	720,209
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital Foundation), AGM, 4%, 3/01/20	1,000,000	1,070,000
Pulaski County, AR, Public Facilities Board Health Facilities Rev. (Carti Project), 5.5%, 7/01/43	750,000	774,623
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/34	750,000	821,730
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/39	1,375,000	1,486,458
Washington County, AR, Hospital Rev. (Regional Medical Center), “A”, 5%, 2/01/35	1,000,000	1,006,630
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	990,000	1,098,752

21

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	$675,000	$690,012
		$18,015,698
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	$100,000	$106,299

Miscellaneous Revenue - Other - 1.0%
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	$1,615,000	$1,729,697

Multi-Family Housing Revenue - 0.6%
Fort Smith, AR, Residential Housing Facilities Board Rev. (Gorman Towers), “A”, GNMA, 5.45%, 6/20/37	$1,000,000	$1,000,290

Sales & Excise Tax Revenue - 8.6%
Bentonville, AR, Sales & Use Tax, AMBAC, 4.375%, 11/01/25	$880,000	$921,659
Bentonville, AR, Sales & Use Tax, 4%, 11/01/26	1,310,000	1,331,903
Cabot , AR, Sales & Use Tax , 5%, 6/01/26	700,000	786,324
Cabot ,AR, Sales & Use Tax, 5%, 6/01/27	1,300,000	1,447,342
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	760,000	799,224
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/23	380,000	439,014
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/24	2,040,000	2,274,906
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	210,000	234,753
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/29	1,000,000	1,217,280
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	1,010,000	813,323
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 8/01/56	9,770,000	542,040
Rogers, AR, Sales & Use Tax Rev., 5%, 11/01/23	1,000,000	1,130,300
Rogers, AR, Sales & Use Tax Rev., 4.125%, 11/01/31	500,000	515,765
Springdale, AR, Sales & Use Tax Rev., 5%, 11/01/28	1,000,000	1,108,730
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 6/01/32	1,840,000	1,911,981
		$15,474,544
Single Family Housing Revenue - Local - 1.5%
Pulaski County, AR, Public Facilities Board Rev., Capital Appreciation, “C”, FNMA, 0%, 7/10/14	$2,750,000	$2,729,843

Issuer	Shares/Par	Value ($)

Single Family Housing - State - 1.1%
Arkansas Development Finance Authority Home Ownership Rev., Mortgage Backed Securities Program, “A”, GNMA, 4.85%, 7/01/27	$540,000	$543,310
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “C”, GNMA, 5.625%, 1/01/35	275,000	277,508
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 7/01/31	610,000	612,733
Arkansas Development Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.7%, 7/01/28	555,000	563,003
		$1,996,554
State & Local Agencies - 4.2%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/34	$2,605,000	$2,811,082
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 5/15/34	500,000	519,905
Arkansas Development Finance Authority, Public Purpose Rev. (Arkansas Game & Fish Commission), AGM, 5%, 7/15/27	3,205,000	3,226,762
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	545,000	588,556
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	120,000	132,618
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	225,000	247,869
		$7,526,792
Tax - Other - 3.9%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$490,000	$517,700
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	65,000	68,019
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 7.375%, 8/01/15	1,055,000	1,075,794
Little Rock, AR, Library Construction & Improvement Rev., 4%, 3/01/23	810,000	839,970
Little Rock, AR, Library Construction & Improvement Rev., 4%, 3/01/24	1,685,000	1,738,532
Rogers, AR, School District Number 30, 4.75%, 2/01/32	935,000	942,517
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	135,000	138,320
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	150,000	149,357
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	135,000	142,349
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	940,000	966,743
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	505,000	508,510
		$7,087,811

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tobacco - 2.6%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/26	$2,440,000	$1,482,690
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/27	2,470,000	1,420,645
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/28	500,000	272,380
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 5/15/39	290,000	260,234
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	480,000	461,477
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	305,000	229,494
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	2,485,000	599,034
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	35,000	8,306
		$4,734,260
Toll Roads - 0.3%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$230,000	$260,857
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	180,000	199,415
		$460,272
Transportation - Special Tax - 0.3%
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 11/15/37	$490,000	$503,666

Universities - Colleges - 24.1%
Arkansas State University, Auxiliary Enterprises Rev., AGM, 4.65%, 4/01/35	$1,000,000	$1,004,430
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/31	2,500,000	2,600,450
Arkansas State University, Housing System Rev. (Jonesboro Campus), “C”, AMBAC, 5%, 3/01/32	2,595,000	2,748,183
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/23	550,000	613,855
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/27	545,000	586,654
Arkansas Technical University, Housing Systems Rev., AMBAC, 5.2%, 12/01/26	500,000	526,265

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 1/01/23	$1,070,000	$1,106,776
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, 5.25%, 7/01/48	1,605,000	1,708,282
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	85,000	69,509
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	140,000	110,810
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	60,000	46,547
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	30,000	22,606
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 4/01/24	1,000,000	1,046,820
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), 5%, 4/01/41	1,000,000	1,068,210
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/25	2,000,000	2,323,560
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 11/01/22	505,000	593,395
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 11/01/23	520,000	611,213
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 10/01/25	780,000	905,260
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/21	1,310,000	1,531,822
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/26	1,000,000	1,122,390
University of Arkansas Rev. (Fort Smith Campus), 5%, 12/01/28	860,000	934,777
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/23	250,000	266,285
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/24	250,000	264,183
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/25	500,000	523,505
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/26	305,000	314,537
University of Arkansas Rev. (Student Fee-Phillips), 5.1%, 12/01/34	750,000	799,875
University of Arkansas Rev., “A”, 5%, 11/01/33	1,000,000	1,064,220
University of Arkansas, Administration Building Rev. , “A”, 5%, 11/01/38	1,000,000	1,043,970
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 11/01/14 (c)	1,405,000	1,444,340

23

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 11/01/14 (c)	$2,180,000	$2,241,040
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 11/01/14 (c)	3,200,000	3,289,600
University of Arkansas, University Facilities Rev. (Pine Bluff Campus), “A”, AMBAC, 5%, 12/01/30	1,000,000	1,056,850
University of Arkansas, University Rev. (Fayetteville Campus), “A”, 5%, 11/01/32	1,000,000	1,104,070
University of Arkansas, University Rev. (Monticello Campus), 4%, 12/01/35	600,000	593,112
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/16	750,000	811,245
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/17	725,000	801,140
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/18	795,000	893,405
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/19	320,000	361,846
University of Arkansas, University Rev., Var Fac-Fayetteville Campus, AMBAC, 5%, 11/01/36	2,500,000	2,590,350
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 9/01/40	1,950,000	1,990,541
University of Puerto Rico Rev., “Q”, 5%, 6/01/36	1,145,000	625,502
		$43,361,430
Utilities - Investor Owned - 1.0%
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/21	$750,000	$736,868
Independence County, AR, Pollution Control Rev. (Entergy Mississippi, Inc. Project), AMBAC, 4.9%, 7/01/22	1,000,000	1,021,310
		$1,758,178
Utilities - Municipal Owned - 7.9%
Benton, AR, Public Utility Rev., AMBAC, 5%, 9/01/31	$1,500,000	$1,573,590
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/32	1,130,000	1,209,168
Benton, AR, Public Utility Rev., AMBAC, 5%, 9/01/36	1,500,000	1,544,115
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/36	1,165,000	1,227,048
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/30	2,805,000	2,949,598
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	450,000	475,097
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	245,000	276,541
North Little Rock, AR, Electric Rev., “A”, ETM, NATL, 6.5%, 7/01/15 (c)	2,625,000	2,737,639

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/21	$1,040,000	$1,108,962
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/22	1,090,000	1,153,732
		$14,255,490
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	$300,000	$334,830
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	155,000	173,175
		$508,005
Water & Sewer Utility Revenue - 15.4%
Arkansas Community Public Water Systems Authority Rev., 5%, 10/01/32	$1,020,000	$1,111,239
Arkansas Community Public Water Systems Authority Rev., 3.7%, 10/01/36	1,500,000	1,422,975
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/22	1,500,000	1,769,205
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/23	795,000	927,383
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/24	2,645,000	3,072,247
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/25	1,500,000	1,733,790
Central Arkansas Water Rev., “B”, 4%, 10/01/14	880,000	896,694
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	175,000	118,678
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	1,195,000	882,747
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/21	1,545,000	1,713,729
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/22	455,000	501,465
Fort Smith, AR, Water & Sewer Rev., AGM, 5%, 10/01/32	2,000,000	2,134,040
Hot Springs, AR, Wastewater Rev., 4%, 12/01/19	510,000	561,454
Hot Springs, AR, Wastewater Rev., 5%, 12/01/20	500,000	575,911
Hot Springs, AR, Wastewater Rev., 5%, 12/01/21	650,000	744,588
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 12/01/37	1,260,000	1,313,096
Little Rock, AR, Sewer Rev., 5.5%, 10/01/30	750,000	830,948
Little Rock, AR, Sewer Rev., 5.75%, 10/01/38	1,000,000	1,103,760
Little Rock, AR, Sewer Rev., “A”, AGM, 4.375%, 6/01/33	750,000	760,020
Little Rock, AR, Sewer Rev., “C”, AGM, 5%, 10/01/37	3,000,000	3,125,730

24

Portfolio of Investments – continued

Municipal Bonds - continued
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Rogers, AR, Sewer Rev., AMBAC, 5%, 2/01/37	$1,000,000	$1,034,280
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 12/01/38	1,325,000	1,389,408
		$27,723,387
Total Municipal Bonds (Identified Cost, $175,137,594)		$177,568,869

Money Market Funds - 0.2%

Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	376,083	$376,083
Total Investments (Identified Cost, $175,513,677)		$177,944,952

Other Assets, Less Liabilities - 1.0%		1,878,609
Net Assets - 100.0%		$179,823,561

See Portfolio Footnotes and Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS

3/31/14

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%

Issuer	Shares/Par	Value ($)

Airport Revenue - 5.9%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	$780,000	$853,258
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/29	3,000,000	3,329,400
Orange County, CA, Airport Rev., “A”, 5%, 7/01/31	1,310,000	1,438,210
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/21	1,500,000	1,694,670
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/31	850,000	897,337
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/25	2,000,000	2,241,140
San Jose, CA, Airport Rev., “A”, BHAC, 5.5%, 3/01/23	2,345,000	2,565,477
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/34	2,560,000	2,743,475
		$15,762,967
General Obligations - General Purpose - 9.3%
Guam Government, “A”, 6.75%, 11/15/29	$85,000	$90,026
Guam Government, “A”, 5.25%, 11/15/37	815,000	740,191
Guam Government, “A”, 7%, 11/15/39	95,000	100,623
Santa Clara County, CA, (Election of 2008), “B”, 5%, 8/01/22	4,000,000	4,854,680
State of California, 5%, 11/01/21	2,485,000	2,928,299
State of California, 5%, 8/01/34	2,200,000	2,381,896
State of California, 5.25%, 4/01/35	2,545,000	2,799,195
State of California, 6%, 11/01/39	3,000,000	3,514,470
State of California, 5.5%, 3/01/40	3,670,000	4,064,965
State of California, 5.25%, 11/01/40	2,775,000	3,063,184
		$24,537,529
General Obligations - Schools - 8.5%
Beaumont, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, AGM, 0%, 8/01/40	$5,315,000	$1,320,405
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/29	4,335,000	2,351,738
Chabot-Las Positas, CA, Community College (Election of 2004), “B”, AMBAC, 5%, 8/01/16 (c)	1,090,000	1,193,768
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2/01/32	1,000,000	388,110
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2/01/33	3,000,000	1,090,050
Folsom Cordova, CA, Unified School District (Election of 2012), “A”, 5%, 10/01/38	2,465,000	2,616,105

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/31	$2,120,000	$890,336
Huntington Beach, CA, Union High School District (Orange County), 5%, 8/01/21	1,130,000	1,345,548
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/33	500,000	187,135
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/28	1,440,000	745,301
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/29	3,385,000	1,716,432
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/23	600,000	684,396
San Joaquin, CA, Delta Community College District (Election of 2004), “B”, Capital Appreciation, AGM, 0%, 8/01/18	2,350,000	2,150,532
San Jose, CA, Evergreen Community College District (Election of 2010), “A”, 5%, 8/01/41	1,235,000	1,318,066
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 9/01/21	4,300,000	3,514,605
Santa Monica, CA, Community College District (Election of 2002), Capital Appreciation, “C”, NATL, 0%, 8/01/27	2,000,000	1,096,220
		$22,608,747
Healthcare Revenue - Hospitals - 12.6%
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 7/01/29	$1,500,000	$1,708,980
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “G”, 5.25%, 7/01/23	2,000,000	2,017,420
California Health Facilities Financing Authority Rev. (Children’s Hospital of Orange County), 6.25%, 11/01/29	2,000,000	2,320,360
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 10/01/39	1,000,000	1,107,610
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/18 (c)	30,000	37,100
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/33	1,500,000	1,705,680
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/38	1,720,000	1,960,490
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), 6%, 6/01/33	1,250,000	1,415,900

26

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 6.25%, 8/15/33	$2,000,000	$2,240,600
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 8/15/23	1,000,000	1,113,700
California Statewide Communities Development Authority Rev. (John Muir Health), 5.125%, 7/01/39	1,000,000	1,055,590
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 11/01/30	1,740,000	1,854,283
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 8/15/32	390,000	414,913
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 12/01/41	2,550,000	2,650,113
Madera County, CA, COP (Children’s Hospital Central California), 5.375%, 3/15/36	3,000,000	3,114,990
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/39	1,805,000	1,863,085
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/41	1,000,000	1,127,560
Santa Clara County, CA, Financing Authority Rev. (El Camino Hospital), AMBAC, 5.125%, 2/01/41	2,550,000	2,596,997
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 7/01/39	1,000,000	1,076,030
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/29	2,000,000	2,006,160
		$33,387,561
Healthcare Revenue - Long Term Care - 3.5%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/41	$850,000	$909,041
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 11/15/35	1,270,000	1,245,260
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/39	1,500,000	1,564,980
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 5/15/47	1,785,000	1,750,907
California Statewide Communities Development Authority Rev. (Senior Living Presbyterian Homes), 4.875%, 11/15/36	1,000,000	906,290
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/42	750,000	732,990
Eden Township, CA, Healthcare District, COP, 6.125%, 6/01/34	1,090,000	1,154,245
La Verne, CA, COP (Brethren Hillcrest Homes), “B”, 6.625%, 2/15/25	895,000	900,692
		$9,164,405

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Entertainment & Tourism - 0.3%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 7/01/18 (n)	$750,000	$750,068

Miscellaneous Revenue - Other - 2.2%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 7/01/15 (c)	$4,115,000	$4,483,539
California Infrastructure & Economic Development Bank Rev. (Walt Disney Family Museum), 5.25%, 2/01/33	1,340,000	1,420,789
		$5,904,328
Port Revenue - 0.5%
Long Beach, CA, Harbor Rev., “A”, FGIC, 6%, 5/15/17	$1,230,000	$1,414,549

Sales & Excise Tax Revenue - 2.4%
Los Angeles County, CA, Metropolitan Transportation Authority Sales Tax Rev., “A”, 5%, 7/01/20	$4,750,000	$5,659,293
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	930,000	762,172
		$6,421,465
Single Family Housing - State - 3.4%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2/01/30	$1,760,000	$1,732,949
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/23	2,000,000	2,024,580
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/26	1,500,000	1,501,215
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/33	3,240,000	3,275,381
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 8/01/38	455,000	459,960
		$8,994,085
State & Agency - Other - 0.5%
Pasadena, CA, COP, (Old Pasadena Parking Facilities Project), 6.25%, 1/01/18	$1,250,000	$1,347,163

State & Local Agencies - 6.9%
Banning, CA, COP, Water Systems Improvement Project, ETM, AMBAC, 8%, 1/01/19 (c)	$465,000	$537,800
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 3/01/28	2,120,000	2,330,898
California Public Works Board Lease Rev., Department of Education (Riverside Campus), 6%, 4/01/26	2,000,000	2,354,500
California Public Works Board Lease Rev., Department of General Services, 6.25%, 4/01/34	1,500,000	1,729,065
California Public Works Board Lease Rev., Department of Justice, “D”, 5.25%, 11/01/20	1,565,000	1,570,133
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.908%, 6/01/37	2,320,000	1,580,268
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., FGIC, 5%, 6/01/35	1,745,000	1,767,877

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/22	$3,000,000	$3,162,480
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 6/01/35	2,100,000	2,125,620
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 3/01/40	1,000,000	1,054,990
		$18,213,631
Tax - Other - 0.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$445,000	$470,156
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	145,000	151,735
		$621,891
Tax Assessment - 11.1%
Bay Area Governments Association, Tax Allocation, “A”, AMBAC, 5%, 9/01/33	$3,700,000	$3,523,177
Fontana, CA, Redevelopment Agency Tax Allocation (Jurupa Hills Redevelopment Project), “A”, 5.5%, 10/01/27	3,350,000	3,356,767
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 12/01/24	1,750,000	1,820,035
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/31	1,000,000	1,000,320
Irvine, CA, Limited Obligation Improvement (Reassessment District #12-1), 4%, 9/02/22	685,000	721,511
Irvine, CA, Limited Obligation Improvement (Reassessment District #12-1), 5%, 9/02/23	340,000	379,770
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District #31), “A”, 5%, 9/01/37	1,000,000	994,490
Lee Lake, CA, Public Financing Authority Senior Lien Rev., “A”, 5.125%, 9/01/35	1,000,000	1,018,270
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/22	340,000	376,873
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/23	340,000	376,271
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. (Hollywood/North Hollywood Project), “A”, 5%, 7/01/21	2,300,000	2,627,980
North Natomas, CA, Community Facilities District Special Tax, “4-E”, 5.25%, 9/01/33	840,000	873,482
Orange County, CA, Community Facilities District, Special Tax (Rancho Santa Margarita), “A”, 5.55%, 8/15/17	255,000	255,579
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/33	1,000,000	996,330

Issuer	Shares/Par	Value ($)

Tax Assessment - continued
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, XLCA, 5%, 10/01/37	$1,900,000	$1,866,446
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “A”, AMBAC, 5.25%, 9/01/25	2,360,000	2,425,986
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “B”, AMBAC, 5.3%, 9/01/20	1,250,000	1,253,600
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.375%, 8/01/32	1,000,000	1,121,540
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.5%, 8/01/39	1,000,000	1,124,430
San Francisco, CA, City & County Redevelopment Successor Agency Tax Allocation (Mission Bay South Public Improvements), “A”, 5%, 8/01/43	750,000	775,020
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/22	1,360,000	1,532,829
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/23	1,000,000	1,117,660
		$29,538,366
Tobacco - 2.1%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/47	$1,475,000	$1,187,552
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	1,915,000	1,543,911
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	1,800,000	2,029,302
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	3,655,000	881,074
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	50,000	11,865
		$5,653,704
Toll Roads - 0.7%
Riverside County, CA, Transportation Commission, Toll Rev., “A”, 5.75%, 6/01/44	$1,680,000	$1,750,258

Universities - Colleges - 10.0%
California Educational Facilities Authority Rev., 5%, 2/01/17	$545,000	$579,499
California Educational Facilities Authority Rev., 5%, 2/01/17 (c)	325,000	364,936
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 6%, 3/01/33	1,500,000	1,635,330
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/25	800,000	823,016

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/36	$1,150,000	$1,128,518
California Educational Facilities Authority Rev. (Pitzer College), 6%, 4/01/40	3,000,000	3,318,660
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/30	1,760,000	2,081,323
California Educational Facilities Authority Rev. (University of The Pacific), 5.25%, 11/01/29	1,265,000	1,355,068
California Educational Facilities Authority Rev., ETM, 5%, 2/01/17 (c)	140,000	157,203
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/28	2,000,000	2,173,980
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 6/01/30	1,500,000	1,639,050
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/40	1,500,000	1,632,210
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 4/01/34	1,500,000	1,774,725
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 12/01/28	2,125,000	2,562,283
California State University Rev., “A”, 5%, 11/01/24	2,130,000	2,447,903
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/43	1,270,000	1,209,345
Oakland, CA, Joint Powers Financing Authority Rev., “A-1”, ASSD GTY, 5.25%, 1/01/17	1,375,000	1,524,476
		$26,407,525
Universities - Dormitories - 1.5%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/33	$2,000,000	$1,874,020
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/40	2,000,000	2,128,480
		$4,002,500
Universities - Secondary Schools - 1.3%
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/32	$825,000	$725,621
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/46	1,300,000	1,273,012
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 7/01/47	1,270,000	1,323,213
		$3,321,846

Issuer	Shares/Par	Value ($)

Utilities - Cogeneration - 0.6%
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/45	$1,745,000	$1,649,671

Utilities - Investor Owned - 0.8%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/40	$2,000,000	$2,023,440

Utilities - Municipal Owned - 6.2%
California Infrastructure & Economic Development Bank Rev. (California Independent System Corp.), “A”, 6%, 2/01/15 (c)	$3,755,000	$3,937,305
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/25	1,015,000	1,114,998
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/26	1,245,000	1,352,319
Los Angeles, CA, Department of Water & Power Rev. (Power System), “B”, 5%, 7/01/43	2,890,000	3,091,086
Sacramento, CA, Municipal Utility District Rev., “X”, 5%, 8/15/25	2,130,000	2,411,117
Tuolumne Wind Project Authority Rev. (Tuolomne Co.), “A”, 5.625%, 1/01/29	2,000,000	2,254,980
Vernon, CA, Electric System Rev., “A”, 5.5%, 8/01/41	2,130,000	2,243,167
		$16,404,972
Utilities - Other - 2.4%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/34	$1,750,000	$2,296,438
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 11/15/22	2,210,000	2,455,509
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 11/01/33	1,655,000	1,748,574
		$6,500,521
Water & Sewer Utility Revenue - 5.4%
California Department of Water Resources Rev. (Central Valley Project Water System), “AM”, 5%, 12/01/24	$3,500,000	$4,183,865
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	240,000	162,758
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	740,000	546,638
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	525,000	543,790
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 1/01/40	2,560,000	2,786,714
Ontario, CA, COP (Water Systems Improvement Project), NATL, 5%, 7/01/14 (c)	2,000,000	2,023,940
Placerville, CA, Public Financing Authority Rev. (Wastewater Systems Refining & Improvement Project), XLCA, 5%, 9/01/34	2,000,000	1,896,940

29

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 5/15/28	$350,000	$392,130
Soquel Creek, CA, Water District, COP, 5%, 3/01/43	1,715,000	1,817,351
		$14,354,126
Total Municipal Bonds (Identified Cost, $247,377,555)		$260,735,318

Money Market Funds - 0.6%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,557,972	$1,557,972
Total Investments (Identified Cost, $248,935,527)		$262,293,290

Other Assets, Less Liabilities - 1.1%		2,804,907
Net Assets - 100.0%		$265,098,197

See Portfolio Footnotes and Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS

3/31/14

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.7%

Issuer	Shares/Par	Value ($)

Airport Revenue - 5.3%
Atlanta, GA, Airport Passenger Facilities Rev., “J”, AGM, 5%, 1/01/29	$750,000	$772,641
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/33	1,000,000	1,087,560
Atlanta, GA, Airport Rev., “B”, AGM, 5.25%, 1/01/33	1,000,000	1,010,130
Augusta, GA, Airport Rev., “B”, 5.35%, 1/01/28	350,000	352,436
		$3,222,767
General Obligations - General Purpose - 6.2%
Gilmer County, GA, Building Authority Rev. (Courthouse Project), “A”, SYNCORA, 5%, 4/01/29	$500,000	$512,548
Guam Government, “A”, 6.75%, 11/15/29	185,000	195,939
Guam Government, “A”, 5.25%, 11/15/37	100,000	90,821
Guam Government, “A”, 7%, 11/15/39	25,000	26,480
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 9/01/21	510,000	563,963
Lagrange-Troup County, GA, Hospital Authority Rev., 5.5%, 7/01/38	500,000	541,350
State of California, 6%, 11/01/39	420,000	492,026
State of Georgia, “E”, 5%, 7/01/16	1,000,000	1,101,490
State of Illinois, 5.5%, 7/01/33	65,000	70,275
State of Illinois, 5.5%, 7/01/38	190,000	203,781
		$3,798,673
General Obligations - Schools - 6.0%
Forsyth County, GA, School District, 5%, 2/01/18	$610,000	$689,605
Gwinnett County, GA, School District, 5%, 2/01/29	1,000,000	1,177,620
Gwinnett County, GA, School District, 5%, 2/01/21	1,000,000	1,190,550
Jefferson, GA, School District, “A”, 5.25%, 2/01/29	500,000	566,000
		$3,623,775
Healthcare Revenue - Hospitals - 17.8%
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 8/01/34	$750,000	$792,149
Clarke County, GA, Hospital Authority Rev. (Athens Regional Medical Center Project), 5%, 1/01/32	1,000,000	1,071,480
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AMBAC, 6.25%, 4/01/34	500,000	563,690
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 8/15/28	500,000	533,400
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	500,000	506,700
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 11/15/39	750,000	791,348
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	350,000	370,815

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare), “A”, 5.25%, 6/15/37	$700,000	$741,685
Gainesville & Hall Counties, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.25%, 2/15/34	500,000	507,815
Gainesville & Hall Counties, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “B”, 5%, 2/15/33	500,000	520,845
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), ASSD GTY, 6.5%, 8/01/38	300,000	326,283
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	200,000	219,002
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	45,000	49,093
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	210,000	229,081
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	200,000	214,084
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	135,000	145,021
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	45,000	50,144
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	130,000	139,660
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	180,000	188,482
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/29	355,000	389,353
Richmond County, GA, Development Authority Rev., Capital Appreciation, ETM, 0%, 12/01/21 (c)	225,000	187,700
Richmond County, GA, Hospital Authority Rev. Anticipation Certificates (University Health Services, Inc. Project), 5.5%, 1/01/36	750,000	788,828
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.125%, 11/01/30	500,000	528,975
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.375%, 11/01/40	500,000	526,980
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	385,000	427,292
		$10,809,905

31

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - 1.6%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2/15/34	$150,000	$150,576
Gainesville & Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement), 6.625%, 11/15/39	200,000	217,874
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 7/01/37	200,000	184,362
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/21 (c)	500,000	417,110
		$969,922
Industrial Revenue - Environmental Services - 0.9%
Savannah, GA, Economic Development Authority, Solid Waste Disposal Rev. (Georgia Waste Management Project), “A”, 5.5%, 7/01/16	$500,000	$537,635

Industrial Revenue - Paper - 1.1%
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/34	$150,000	$151,788
Savannah, GA, Economic Development Pollution (Union Camp Corp.), 6.15%, 3/01/17	500,000	551,215
		$703,003
Miscellaneous Revenue - Other - 2.5%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/20	$285,000	$328,252
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	75,000	74,885
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	110,000	108,472
Miami-Dade County, FL, Special Obligation, “B”, 5%, 10/01/35	90,000	94,509
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	560,000	599,771
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/28	310,000	315,003
		$1,520,892
Sales & Excise Tax Revenue - 2.6%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	$265,000	$292,181
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	170,000	175,998
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	65,000	71,343
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	70,000	78,251

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “A”, 4%, 7/01/33	$500,000	$501,720
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “B”, AGM, 5%, 7/01/37	250,000	268,865
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	280,000	225,476
		$1,613,834
Single Family Housing Revenue - Local - 0.8%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 5/20/40	$500,000	$513,495

Single Family Housing - State - 1.9%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/26	$300,000	$300,243
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.45%, 12/01/32	500,000	467,670
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “B-2”, 4.5%, 12/01/24	90,000	90,241
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “D-2”, 5.2%, 12/01/32	285,000	289,876
		$1,148,030
State & Agency - Other - 2.6%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/40	$500,000	$516,465
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), “B”, 5%, 7/01/32	1,000,000	1,058,770
		$1,575,235
State & Local Agencies - 1.9%
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 5/01/38	$1,000,000	$1,058,860
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	115,000	129,843
		$1,188,703
Tax - Other - 1.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$75,000	$79,240
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	25,000	26,161
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	50,000	51,230
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	50,000	52,722
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	190,000	195,406
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	180,000	181,251
		$586,010

32

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tax Assessment - 0.5%
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 1/01/30	$150,000	$156,573
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 1/01/31	125,000	125,388
		$281,961
Tobacco - 1.3%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$235,000	$264,937
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	90,000	67,973
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	335,000	252,067
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	840,000	202,490
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	10,000	2,373
		$789,840
Toll Roads - 0.8%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$80,000	$90,733
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	60,000	66,472
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	120,000	127,682
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	190,000	194,020
		$478,907
Transportation - Special Tax - 0.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/28	$185,000	$183,183

Universities - Colleges - 18.4%
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 6/15/35	$500,000	$533,160
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 5%, 6/15/24	250,000	271,745
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 5%, 6/15/31	250,000	263,815
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), ASSD GTY, 5.25%, 6/01/34	500,000	526,950

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Atlanta, GA, Development Authority Educational Facilities Rev. (Panther Place), ASSD GTY, 4.75%, 7/01/32	$500,000	$518,035
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 7/01/32	500,000	521,850
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 7/01/39	500,000	511,070
Bleckley-Dodge County, GA, Student Housing Facilities Rev. (Middle Georgia College), 5.25%, 7/01/38	500,000	514,500
Cobb County, GA, Development Authority, Dining Hall Lease Rev. (KSU Dining Hall), ASSD GTY, 5.75%, 7/15/39	1,000,000	1,100,000
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 7/15/35	750,000	783,630
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 7/01/34	500,000	530,245
Dekalb Newton & Gwinnett Counties, GA, Joint Development Authority Rev. (GGC Foundation LLC), 6%, 7/01/34	500,000	540,710
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 6/01/32	500,000	524,375
Fulton County, GA, Development Authority Rev. (Molecular Science Building), NATL, 5%, 5/01/34	1,000,000	1,001,900
Georgia Higher Education Facilities Authority Rev. (Real Estate Foundation), 6%, 6/15/34	300,000	329,163
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/30	100,000	103,278
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/39	100,000	101,069
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17 (c)	275,000	318,445
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	65,000	68,855
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/24	500,000	553,770
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/27	350,000	376,285
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	25,000	20,444
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	45,000	35,618
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/31	55,000	49,037

33

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Savannah, GA, Economic Development Authority Rev. (AASU Student Union LLC), ASSD GTY, 5.125%, 6/15/39	$500,000	$520,340
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 6/15/35	500,000	540,790
		$11,159,079
Universities - Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/42	$75,000	$74,493

Utilities - Investor Owned - 0.3%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (b)	$160,000	$175,550

Utilities - Municipal Owned - 4.6%
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 1/01/20	$995,000	$1,109,087
Georgia Municipal Electric Authority Power Rev., “Z”, 5.5%, 1/01/20	270,000	295,180
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/25	500,000	555,865
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/26	500,000	551,610
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	160,000	168,923
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	100,000	112,874
		$2,793,539
Utilities - Other - 3.1%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/22	$910,000	$1,028,245
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 5%, 3/15/19	250,000	277,083
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	225,000	252,855
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/20	250,000	279,793
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	40,000	40,646
		$1,878,622

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - 16.1%
Athens-Clarke County, GA, Unified Government Water & Sewer Rev., 5.625%, 1/01/33	$500,000	$559,965
Augusta, GA, Water & Sewer Rev., AGM, 5.25%, 10/01/34	1,000,000	1,016,910
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/21	385,000	442,396
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/28	800,000	873,240
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	60,000	40,690
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	420,000	310,254
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/31	1,000,000	1,115,880
DeKalb County, GA, Water & Sewer Rev., “B”, 5.25%, 10/01/25	1,000,000	1,207,640
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/23	1,000,000	1,154,240
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/26	500,000	578,055
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	60,000	62,147
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2/01/27	1,000,000	1,207,220
Henry County, GA, Water & Sewer Authority Rev., 5.25%, 2/01/28	1,000,000	1,189,280
		$9,757,917
Total Municipal Bonds (Identified Cost, $56,991,108)		$59,384,970

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	983,637	$983,637
Total Investments (Identified Cost, $57,974,745)		$60,368,607

Other Assets, Less Liabilities - 0.7%		402,196
Net Assets - 100.0%		$60,770,803

See Portfolio Footnotes and Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS

3/31/14

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.8%

Issuer	Shares/Par	Value ($)

Airport Revenue - 0.9%
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 10/01/39	$750,000	$793,403

General Obligations - General Purpose - 16.4%
Anne Arundel County, MD, Consolidated Water & Sewer, 5%, 4/01/22	$530,000	$635,237
Anne Arundel County, MD, General Improvement, 5%, 4/01/25	2,000,000	2,342,880
Anne Arundel County, MD, Special Obligation (Arundel Mills Project), 5.125%, 7/01/29	1,000,000	1,007,310
Baltimore County, MD, Public Improvement, 5%, 2/01/21	1,000,000	1,190,550
Baltimore County, MD, Public Improvement, 5%, 2/01/28	2,000,000	2,307,300
Guam Government, “A”, 6.75%, 11/15/29	70,000	74,139
Guam Government, “A”, 7%, 11/15/39	80,000	84,735
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	115,000	129,545
Prince George’s County, MD, Consolidated Public Improvement, “A”, 5%, 9/15/30	1,500,000	1,705,365
State of California, 6%, 11/01/39	720,000	843,473
State of Illinois, 5.5%, 7/01/33	90,000	97,304
State of Illinois, 5.5%, 7/01/38	275,000	294,946
State of Maryland, 5%, 8/01/20	3,500,000	3,913,070
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/21	500,000	595,560
		$15,221,414
Healthcare Revenue - Hospitals - 22.7%
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 7/01/32	$255,000	$237,686
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	590,000	625,087
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	345,000	377,778
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	370,000	396,055
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	575,000	617,682
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	640,000	646,394
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), 5%, 7/01/40	1,000,000	1,030,590
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), “A”, 6.75%, 7/01/39	1,000,000	1,169,030

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Calvert Health Systems), 5.5%, 7/01/14 (c)	$1,000,000	$1,013,070
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), “A”, 5%, 7/01/37	1,000,000	1,026,360
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/29	750,000	706,403
Maryland Health & Higher Educational Facilities Authority Rev. (Frederick Memorial Hospital), “A”, 4%, 7/01/38	1,000,000	839,280
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “A”, 5%, 5/15/26	250,000	280,458
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), ASSD GTY, 4.75%, 7/01/38	965,000	971,273
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), 4.75%, 7/01/39	590,000	591,717
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 8/15/38	1,000,000	1,115,020
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), 5.5%, 8/15/33	635,000	642,372
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), “A”, 5%, 8/15/41	505,000	515,191
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 7/01/42	750,000	758,805
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 7/01/36	1,000,000	1,013,050
Maryland Health & Higher Educational Facilities Authority Rev. (Suburban Hospital), “A”, 5.5%, 7/01/16	1,000,000	1,011,440
Maryland Health & Higher Educational Facilities Authority Rev. (Union Hospital of Cecil County Issue), 5%, 7/01/35	500,000	503,200
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), AMBAC, 5%, 7/01/31	645,000	677,360
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “A”, 5%, 7/01/41	500,000	504,610
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 5.75%, 1/01/38	500,000	505,310
Maryland Industrial Development Authority, Economic Development Rev., RIBS, FRN, AGM, 11.295%, 8/26/22 (p)	1,050,000	1,237,961

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 12/01/40	$1,000,000	$1,040,580
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	480,000	515,669
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/29	415,000	450,254
		$21,019,685
Healthcare Revenue - Long Term Care - 1.8%
Gaithersburg, MD, Economic Development Rev. (Asbury Maryland Obligated Group), “A”, 5.125%, 1/01/36	$400,000	$390,992
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/41	750,000	795,998
Maryland Health & Higher Educational Facilities Authority Rev. (King Farm Presbyterian Community), “A”, 5.3%, 1/01/37	300,000	284,418
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	55,000	61,164
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	85,000	93,516
		$1,626,088
Healthcare Revenue - Other - 0.8%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/19	$140,000	$151,043
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/29	565,000	581,046
		$732,089
Industrial Revenue - Other - 0.6%
Maryland Economic Development Corp., Pollution Control Rev. (CNX Marine Terminals, Inc.), 5.75%, 9/01/25	$500,000	$529,030

Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	$100,000	$106,299

Miscellaneous Revenue - Other - 2.6%
Harford County, MD, Economic Development Rev. (Battelle Memorial Institute Project), 5.25%, 4/01/34	$1,600,000	$1,604,976
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	105,000	104,839
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	160,000	157,778
Miami-Dade County, FL, Special Obligation, “B”, 5%, 10/01/35	120,000	126,012

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/28	$450,000	$457,263
		$2,450,868
Multi-Family Housing Revenue - 4.1%
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.05%, 7/01/47	$1,000,000	$1,005,390
Maryland Community Development Administration, Department of Housing & Community Development, “B”, FNMA, 5%, 1/01/39	500,000	502,700
Montgomery County, MD, Housing Opportunities Commission, Multifamily & Reconstruction Development Rev., “D”, 3.25%, 7/01/37	1,500,000	1,240,635
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 7/01/37	1,000,000	1,036,380
		$3,785,105
Parking - 1.5%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AMBAC, 5%, 7/01/34	$1,385,000	$1,385,402

Port Revenue - 0.6%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 6/01/35	$550,000	$565,466

Sales & Excise Tax Revenue - 1.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$435,000	$457,450
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	260,000	269,173
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	80,000	87,807
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	90,000	100,608
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/19 (c)	5,000	6,040
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	145,000	118,833
		$1,039,911
Single Family Housing - State - 3.0%
Maryland Community Development Administration, Department of Housing & Community Development, 5%, 9/01/34	$1,500,000	$1,527,840
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.875%, 7/01/16	150,000	150,168

36

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
Maryland Community Development Administration, Department of Housing & Community Development, “I”, 6%, 3/01/41	$125,000	$126,040
Montgomery County, MD, Housing Opportunities Commission (Single Family Mortgage Rev.), “B”, 4.55%, 7/01/26	1,000,000	1,002,600
		$2,806,648
State & Agency - Other - 3.4%
Howard County, MD, COP, “A”, 8%, 8/15/19	$805,000	$1,080,721
Howard County, MD, COP, “B”, 8%, 8/15/19	385,000	516,866
Howard County, MD, COP, “B”, 8.15%, 2/15/21	450,000	626,373
Howard County, MD, COP, “C”, 8%, 8/15/19	680,000	912,907
		$3,136,867
State & Local Agencies - 2.7%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/34	$370,000	$399,567
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	180,000	203,233
Maryland Department of Transportation, Port Administration Facilities Project, AMBAC, 5.25%, 6/15/20	1,690,000	1,809,094
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	110,000	123,462
		$2,535,356
Tax - Other - 1.3%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$325,000	$343,372
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	45,000	47,090
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	520,000	534,794
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	285,000	286,981
		$1,212,237
Tax Assessment - 3.9%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/40	$350,000	$367,150
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/40	300,000	315,606
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 9/01/38	400,000	423,192
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 7/01/36	244,000	212,644
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 7/01/40	1,500,000	1,532,145
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 6.1%, 2/15/44	230,000	230,656

Issuer	Shares/Par	Value ($)

Tax Assessment - continued
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 7/01/34	$500,000	$497,480
		$3,578,873
Tobacco - 1.6%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$215,000	$242,389
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	165,000	124,616
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	930,000	699,769
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	1,280,000	308,557
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	15,000	3,560
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/21	130,000	129,999
		$1,508,890
Transportation - Special Tax - 3.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/33	$1,365,000	$1,298,238
Maryland Department of Transportation Consolidated Transportation, 5%, 12/01/19	1,000,000	1,184,490
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/32	485,000	527,035
		$3,009,763
Universities - Colleges - 7.2%
Annapolis, MD, Economic Development Rev. (St. John’s College), 5.5%, 10/01/18	$110,000	$110,173
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), 5.375%, 7/01/14 (c)	500,000	506,380
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 7/01/34	500,000	531,900
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 7/01/37	1,500,000	1,642,965
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5%, 6/01/30	750,000	760,530
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 10/01/35	1,000,000	1,012,710
Morgan State University, Academic & Auxiliary Facilities Fees Rev., NATL, 6.05%, 7/01/15	650,000	675,376
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/30	150,000	165,083
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/32	440,000	479,648
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17 (c)	480,000	555,830

37

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	$30,000	$24,533
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	135,000	106,853
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/31	85,000	75,784
		$6,647,765
Universities - Dormitories - 3.9%
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/27	$500,000	$509,700
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/30	300,000	301,779
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/22	2,350,000	2,807,028
		$3,618,507
Universities - Secondary Schools - 0.8%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$265,000	$298,491
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 5/01/35	400,000	424,828
		$723,319
Utilities - Investor Owned - 1.0%
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 9/01/22	$500,000	$583,730
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (b)	275,000	301,727
		$885,457
Utilities - Municipal Owned - 0.2%
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	$185,000	$208,817

Issuer	Shares/Par	Value ($)

Utilities - Other - 1.4%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$400,000	$449,520
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	195,000	217,640
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	100,000	111,726
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/23	140,000	157,464
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	235,000	261,207
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	55,000	55,888
		$1,253,445
Water & Sewer Utility Revenue - 10.0%
Baltimore, MD, Subordinate Refunding Rev. (Mayor and City Council of Baltimore Water Projects), “C”, 5%, 7/01/27	$1,015,000	$1,165,951
Baltimore, MD, Rev., LEVRRS, FRN, NATL, 10.903%, 7/01/20 (p)	3,000,000	3,785,250
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 7/01/20	2,000,000	2,261,760
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 7/01/33	695,000	465,907
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	85,000	57,644
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	295,000	217,917
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	50,000	62,840
Montgomery County, MD, Water Quality Protection Charge Rev., “A”, 5%, 4/01/32	1,125,000	1,234,647
		$9,251,916
Total Municipal Bonds (Identified Cost, $86,469,945)		$89,632,620

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,522,303	$1,522,303
Total Investments (Identified Cost, $87,992,248)		$91,154,923

Other Assets, Less Liabilities - 1.6%		1,459,935
Net Assets - 100.0%		$92,614,858

See Portfolio Footnotes and Notes to Financial Statements

38

PORTFOLIO OF INVESTMENTS

3/31/14

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.5%

Issuer	Shares/Par	Value ($)

General Obligations - General Purpose - 9.2%
Boston, MA, “B”, 4%, 4/01/19	$2,000,000	$2,257,220
Boston, MA, “B”, 4%, 4/01/21	1,870,000	2,112,988
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/23	1,000,000	1,218,210
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/28	2,225,000	2,722,799
Commonwealth of Massachusetts, “C”, NATL, 5.5%, 12/01/19	4,000,000	4,828,960
Commonwealth of Massachusetts, “C”, AMBAC, 5%, 8/01/32	4,815,000	5,180,940
Guam Government, “A”, 6.75%, 11/15/29	685,000	725,504
Guam Government, “A”, 5.25%, 11/15/37	395,000	358,743
Guam Government, “A”, 7%, 11/15/39	75,000	79,439
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	295,000	332,312
State of California, 6%, 11/01/39	1,555,000	1,821,667
		$21,638,782
Healthcare Revenue - Hospitals - 11.7%
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 7/01/32	$680,000	$633,828
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	1,315,000	1,393,203
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	235,000	256,373
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	935,000	1,019,954
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	745,000	797,463
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	520,000	558,600
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	1,180,000	1,191,788
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/43	1,000,000	1,044,500
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/32	1,000,000	1,183,240
Massachusetts Development Finance Agency Rev. (UMass Memorial Medical Center, Inc.), “H”, 5.5%, 7/01/31	1,000,000	1,017,230
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “I”, 5.75%, 7/01/36	500,000	542,615

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 7/01/38	$2,000,000	$2,052,340
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.25%, 12/01/39	1,500,000	1,587,825
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.5%, 12/01/39	1,000,000	1,090,590
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 10/01/18	1,085,000	1,085,803
Massachusetts Health & Educational Facilities Authority Rev. (Lahey Clinic), “D”, 5.25%, 8/15/37	1,550,000	1,619,332
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “G”, 5%, 7/01/32	2,000,000	2,115,700
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J-1”, 5%, 7/01/39	2,000,000	2,088,840
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J1”, 5%, 7/01/34	1,375,000	1,462,120
Massachusetts Health & Educational Facilities Authority Rev. (South Shore), 5.625%, 7/01/19	520,000	521,024
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 7/01/29	1,000,000	1,034,390
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	430,000	479,158
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	655,000	685,864
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	35,000	36,967
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	165,000	184,607
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	395,000	434,638
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	1,355,000	1,503,847
		$27,621,839
Healthcare Revenue - Long Term Care - 1.3%
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/37	$500,000	$515,285

39

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 12/01/30	$525,000	$549,386
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/39	352,582	295,393
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/46	18,820	13,409
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/56	93,608	586
Massachusetts Development Finance Agency Rev. (Loomis Communities), “A”, 6%, 1/01/33	500,000	508,790
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/43	1,000,000	998,600
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	20,000	21,943
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	130,000	142,981
		$3,046,373
Healthcare Revenue - Other - 0.9%
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), “K”, 5%, 12/01/37	$2,000,000	$2,068,700

Human Services - 0.5%
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5.5%, 1/01/35	$1,200,000	$1,169,472

Industrial Revenue - Airlines - 0.8%
Massachusetts Port Authority Rev., Special Facilities (U.S. Airways), NATL, 5.875%, 9/01/16	$1,900,000	$1,900,893

Industrial Revenue - Environmental Services - 0.9%
Massachusetts Development Finance Agency Rev. (Waste Management, Inc.), FRN, 5.5%, 5/01/27 (b)	$750,000	$752,933
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/42	1,535,000	1,495,489
		$2,248,422
Miscellaneous Revenue - Other - 8.1%
Martha’s Vineyard, MA, Land Bank Rev., AMBAC, 5%, 5/01/29	$785,000	$787,386
Massachusetts Development Finance Agency Rev., 5.5%, 9/01/20	1,205,000	1,386,594
Massachusetts Development Finance Agency Rev. (The Broad Institute, Inc.), “A”, 5.25%, 4/01/37	2,000,000	2,143,660

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
Massachusetts Health & Educational Facilities Authority Rev., 5.5%, 6/01/34	$1,500,000	$1,653,630
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/30	3,500,000	3,806,355
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/40	1,700,000	1,802,663
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 7/01/24	2,000,000	2,150,920
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 7/01/41	3,000,000	3,156,270
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	2,185,000	2,340,179
		$19,227,657
Multi-Family Housing Revenue - 6.9%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), “I-A”, LOC, 5%, 12/15/24	$1,185,000	$1,190,013
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 12/15/23	2,500,000	2,501,500
Massachusetts Housing Finance Agency Rev., “A”, FHA, 5.25%, 12/01/35	1,000,000	1,037,180
Massachusetts Housing Finance Agency Rev., “A”, 5.25%, 12/01/48	1,000,000	1,003,160
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 12/01/49	1,680,000	1,739,539
Massachusetts Housing Finance Agency Rev., “F”, 3.45%, 12/01/37	1,000,000	830,260
Massachusetts Housing Finance Agency Rev., “F”, 5.125%, 12/01/34	720,000	723,686
Massachusetts Housing Finance Agency Rev., “P”, 5%, 12/01/23	1,240,000	1,240,707
Massachusetts Housing Finance Agency Rev., “P”, 5.2%, 12/01/45	1,445,000	1,445,014
Massachusetts Housing Finance Agency, “B”, 5.25%, 12/01/30	1,700,000	1,753,992
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.75%, 12/01/30	1,425,000	1,517,383
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.875%, 12/01/32	1,190,000	1,267,945
		$16,250,379
Parking - 1.4%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/36	$3,000,000	$3,255,240

Sales & Excise Tax Revenue - 5.5%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$985,000	$1,035,836

40

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/24	$1,590,000	$1,923,248
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/29	1,850,000	2,251,968
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/31	2,000,000	2,386,800
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, 0%, 7/01/34	4,000,000	1,570,440
Massachusetts School Building Authority, Dedicated Sales Tax Rev., AMBAC, 4.75%, 8/15/32	2,000,000	2,077,380
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “A”, AMBAC, 4.5%, 8/15/35	950,000	968,981
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/19 (c)	10,000	12,081
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	360,000	295,034
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/40	485,000	412,226
		$12,933,994
Single Family Housing - State - 1.4%
Massachusetts Housing Finance Agency, Single Family Housing Rev., “157”, 4.35%, 12/01/27	$695,000	$702,645
Massachusetts Housing Finance Agency, Single Family Housing Rev., “162”, 3.15%, 12/01/32	2,000,000	1,760,420
Massachusetts Housing Finance Agency, Single Family Housing Rev., “162”, 3.45%, 12/01/37	1,000,000	881,280
		$3,344,345
State & Agency - Other - 0.6%
Massachusetts Development Finance Agency Rev. (Visual & Performing Arts Project), 6%, 8/01/15	$1,235,000	$1,327,341

State & Local Agencies - 6.0%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.908%, 6/01/37	$1,370,000	$933,176
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 5/01/22	8,310,000	6,632,959
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	275,000	308,655
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/32	760,000	849,239
Massachusetts State College, Building Authority Project Rev., “A”, 5.5%, 5/01/49	1,680,000	1,817,962
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	160,000	176,824
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	295,000	324,984
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/39	3,000,000	3,243,090
		$14,286,889

Issuer	Shares/Par	Value ($)

Student Loan Revenue - 4.4%
Massachusetts Educational Financing Authority, “J”, 5.625%, 7/01/29	$1,910,000	$2,017,266
Massachusetts Educational Financing Authority, Education Loan Rev., “E”, AMBAC, 5%, 1/01/15	20,000	20,075
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/30	1,505,000	1,593,449
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 1/01/28	1,025,000	1,108,989
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/22	3,000,000	3,298,140
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 1/01/26	1,420,000	1,505,228
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 1/01/27	680,000	718,964
Massachusetts Educational Financing Authority, Education Loan Rev., “Issue E”, AMBAC, 5.3%, 1/01/16	45,000	45,144
		$10,307,255
Tax - Other - 1.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$260,000	$274,698
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	85,000	88,948
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 1/01/23	1,585,000	1,870,348
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	600,000	643,050
		$2,877,044
Tobacco - 2.0%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/47	$190,000	$152,973
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 5/15/39	400,000	358,944
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	250,000	201,555
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	1,335,000	1,505,066
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	330,000	249,233
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	1,990,000	1,497,356
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	3,250,000	783,445
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	45,000	10,679
		$4,759,251

41

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Toll Roads - 1.8%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/15	$1,500,000	$1,551,690
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/32	2,600,000	2,752,620
		$4,304,310
Transportation - Special Tax - 2.9%
Commonwealth of Massachusetts Highway Grant Anticipation, “A”, 5%, 6/15/22	$1,500,000	$1,798,560
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), “A”, 5%, 6/01/23	4,000,000	4,850,600
Massachusetts Bay Transportation Authority, Sales Tax Rev., ETM, “C”, 5.5%, 7/01/16 (c)	200,000	222,576
		$6,871,736
Universities - Colleges - 20.8%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	$2,005,000	$2,067,817
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 1/01/23	1,750,000	1,810,148
Massachusetts Development Finance Agency Rev. (Boston College), “R-1”, 5%, 7/01/24	3,950,000	4,466,265
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 10/01/29	2,165,000	2,381,673
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.7%, 10/01/34	1,000,000	1,005,460
Massachusetts Development Finance Agency Rev. (New England Conservatory of Music), 5.25%, 7/01/38	2,000,000	2,042,500
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 10/01/26	2,250,000	2,464,088
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 7/01/40	1,000,000	1,004,960
Massachusetts Development Finance Agency Rev. (Wheelock College), “C”, 5.25%, 10/01/37	1,500,000	1,522,920
Massachusetts Development Finance Agency Rev. (Williams College), “P”, 5%, 7/01/43	3,000,000	3,273,360
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 10/01/27	905,000	976,160
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 10/01/37	2,000,000	2,097,860
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/27	1,735,000	2,106,568
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/36	1,500,000	1,731,105
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 7/01/39	1,000,000	1,058,060

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology) “M”, 5.25%, 7/01/21	$4,000,000	$4,860,520
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “A”, 5%, 7/01/38	750,000	820,568
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/28	1,000,000	1,243,690
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 10/01/35	1,500,000	1,570,200
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/15 (c)	205,000	228,848
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/29	295,000	318,836
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), MSQLF, 4.875%, 7/01/27	250,000	266,573
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 7/01/28	640,000	683,072
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 7/01/29	300,000	318,420
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/30	2,000,000	2,178,280
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/29	2,000,000	2,251,400
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	295,000	312,494
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	110,000	89,953
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	370,000	292,855
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	75,000	58,184
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	35,000	26,373
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/19	3,000,000	3,533,400
		$49,062,610

42

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - 3.6%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$665,000	$749,043
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.375%, 9/01/17 (c)	1,080,000	1,208,110
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.5%, 9/01/17 (c)	1,000,000	1,122,810
Massachusetts Development Finance Agency Rev. (Dexter School), 4.75%, 5/01/32	1,130,000	1,132,520
Massachusetts Development Finance Agency Rev. (Dexter School), 5%, 5/01/37	2,000,000	2,007,840
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 7/01/30	970,000	1,063,605
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 9/01/28	1,000,000	1,104,780
		$8,388,708
Utilities - Investor Owned - 0.5%
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 5/01/19 (c)	$1,000,000	$1,214,670

Utilities - Municipal Owned - 0.3%
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	$590,000	$622,904

Utilities - Other - 1.0%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$805,000	$904,659
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	405,000	452,021
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	210,000	234,625
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	480,000	533,530
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	160,000	162,584
		$2,287,419

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - 4.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	$220,000	$149,195
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/38	2,000,000	1,496,140
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	120,000	88,644
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	305,000	315,916
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/27	1,280,000	1,564,377
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/33	2,000,000	2,382,180
Massachusetts Water Pollution Abatement Trust (MWRA Program), “A”, 5%, 8/01/32	75,000	75,199
Massachusetts Water Pollution Abatement Trust, “10”, 5%, 8/01/29	160,000	162,034
Massachusetts Water Pollution Abatement Trust, “10”, 5%, 8/01/34	145,000	146,692
Massachusetts Water Pollution Abatement Trust, “15A”, 5%, 8/01/20	1,400,000	1,666,770
Massachusetts Water Resouces Authority, General Rev., “B”, 5.25%, 8/01/30	620,000	742,878
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/29	595,000	715,321
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 8/01/31	1,625,000	1,947,319
		$11,452,665
Total Municipal Bonds (Identified Cost, $217,366,420)		$232,468,898

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,528,691	$2,528,691
Total Investments (Identified Cost, $219,895,111)		$234,997,589

Other Assets, Less Liabilities - 0.5%		1,074,890
Net Assets - 100.0%		$236,072,479

See Portfolio Footnotes and Notes to Financial Statements

Portfolio Footnotes:

(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities for the MFS California Municipal Bond Fund was $750,068, representing 0.3% of net assets.
(p)	Primary inverse floater.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

43

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	LEVRRS	Leveraged Reverse Rate Security
AMBAC	AMBAC Indemnity Corp.	RIBS	Residual Interest Bonds
ASSD GTY	Assured Guaranty Insurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Construction Loan Insurance
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
MSQLF	Michigan Student Qualified Loan Fund
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.
XLCA	XL Capital Insurance Co.

See Notes to Financial Statements

44

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/14

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$48,876,645	$175,137,594	$247,377,555
Underlying affiliated funds, at cost and net asset value	977,768	376,083	1,557,972
Total investments, at identified cost	$49,854,413	$175,513,677	$248,935,527
Unrealized appreciation (depreciation)	2,550,163	2,431,275	13,357,763
Total investments, at value	$52,404,576	$177,944,952	$262,293,290
Receivables for
Investments sold	760,000	242,925	—
Fund shares sold	515,889	243,683	269,607
Interest	655,171	2,462,007	3,437,026
Receivable from investment adviser	11,438	—	—
Other assets	468	1,127	1,523
Total assets	$54,347,542	$180,894,694	$266,001,446

Liabilities
Payables for
Distributions	$32,610	$61,159	$193,743
Investments purchased	263,565	382,680	—
Fund shares reacquired	37,024	418,446	442,591
Payable to affiliates
Investment adviser	—	8,799	12,899
Shareholder servicing costs	38,857	117,138	158,795
Distribution and service fees	1,455	4,345	6,790
Payable for independent Trustees’ compensation	3,924	3,772	10,343
Accrued expenses and other liabilities	60,939	74,794	78,088
Total liabilities	$438,374	$1,071,133	$903,249
Net assets	$53,909,168	$179,823,561	$265,098,197

Net assets consist of
Paid-in capital	$53,035,025	$182,495,436	$263,618,604
Unrealized appreciation (depreciation) on investments	2,550,163	2,431,275	13,357,763
Accumulated net realized gain (loss) on investments	(1,702,725)	(5,152,843)	(11,942,994)
Undistributed net investment income	26,705	49,693	64,824
Net assets	$53,909,168	$179,823,561	$265,098,197

45

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$53,245,257	$172,590,000	$232,450,743
Class B	663,911	7,233,561	3,975,792
Class C	—	—	28,671,662
Total net assets	$53,909,168	$179,823,561	$265,098,197

Shares of beneficial interest outstanding
Class A	5,267,671	17,868,258	40,471,915
Class B	65,673	748,198	692,078
Class C	—	—	4,974,901
Total shares of beneficial interest outstanding	5,333,344	18,616,456	46,138,894

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.11	$9.66	$5.74
Offering price per share (100 / 95.25 × net asset value per share)	$10.61	$10.14	$6.03

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.11	$9.67	$5.74

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$—	$5.76

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

46

Statements of Assets and Liabilities – continued

At 3/31/14	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$56,991,108	$86,469,945	$217,366,420
Underlying affiliated funds, at cost and net asset value	983,637	1,522,303	2,528,691
Total investments, at identified cost	$57,974,745	$87,992,248	$219,895,111
Unrealized appreciation (depreciation)	2,393,862	3,162,675	15,102,478
Total investments, at value	$60,368,607	$91,154,923	$234,997,589
Receivables for
Investments sold	965,527	813,731	—
Fund shares sold	21,196	8,088	127,623
Interest	773,533	1,228,341	3,171,152
Receivable from investment adviser	3,207	—	—
Other assets	520	798	1,435
Total assets	$62,132,590	$93,205,881	$238,297,799

Liabilities
Payables for
Distributions	$29,704	$68,334	$148,472
Investments purchased	1,087,410	312,843	1,297,218
Fund shares reacquired	133,107	67,639	461,734
Payable to affiliates
Investment adviser	—	4,437	11,507
Shareholder servicing costs	38,654	60,444	223,961
Distribution and service fees	1,608	2,177	—
Payable for independent Trustees’ compensation	4,425	6,913	6,876
Accrued expenses and other liabilities	66,879	68,236	75,552
Total liabilities	$1,361,787	$591,023	$2,225,320
Net assets	$60,770,803	$92,614,858	$236,072,479

Net assets consist of
Paid-in capital	$60,213,886	$92,368,614	$229,095,122
Unrealized appreciation (depreciation) on investments	2,393,862	3,162,675	15,102,478
Accumulated net realized gain (loss) on investments	(1,828,122)	(3,096,323)	(8,171,749)
Accumulated undistributed (distributions in excess of) net investment income	(8,823)	179,892	46,628
Net assets	$60,770,803	$92,614,858	$236,072,479

47

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$59,068,387	$90,416,547	$232,262,700
Class B	1,702,416	2,198,311	3,809,779
Total net assets	$60,770,803	$92,614,858	$236,072,479

Shares of beneficial interest outstanding
Class A	5,583,267	8,403,941	21,273,213
Class B	160,320	204,422	348,345
Total shares of beneficial interest outstanding	5,743,587	8,608,363	21,621,558

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.58	$10.76	$10.92
Offering price per share (100 / 95.25 × net asset value per share)	$11.11	$11.30	$11.46

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.62	$10.75	$10.94

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See Notes to Financial Statements

48

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/14

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund
Net investment income
Interest	$2,895,300	$8,690,416	$13,883,916
Dividends from underlying affiliated funds	989	3,970	5,018
Total investment income	$2,896,289	$8,694,386	$13,888,934
Expenses
Management fee	$267,793	$926,762	$1,277,690
Distribution and service fees	155,040	574,914	975,283
Shareholder servicing costs	46,123	178,952	238,029
Administrative services fee	18,659	36,165	45,464
Independent Trustees’ compensation	2,684	8,253	9,551
Custodian fee	21,395	42,898	49,023
Shareholder communications	6,099	13,486	16,213
Audit and tax fees	51,045	51,065	51,076
Legal fees	11,006	8,039	15,259
Registration fees	34,384	31,945	42,460
Miscellaneous	17,389	28,161	27,942
Total expenses	$631,617	$1,900,640	$2,747,990
Fees paid indirectly	(2)	—	(6)
Reduction of expenses by investment adviser and distributor	(72,232)	(311,436)	(387,430)
Net expenses	$559,383	$1,589,204	$2,360,554
Net investment income	$2,336,906	$7,105,182	$11,528,380

Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(1,291,394)	$(6,145,404)	$(6,580,403)
Change in unrealized appreciation (depreciation) on investments	$(2,765,716)	$(7,949,456)	$(10,945,135)
Net realized and unrealized gain (loss) on investments	$(4,057,110)	$(14,094,860)	$(17,525,538)
Change in net assets from operations	$(1,720,204)	$(6,989,678)	$(5,997,158)

See Notes to Financial Statements

49

Statements of Operations – continued

Year ended 3/31/14	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income
Interest	$3,199,719	$4,899,163	$12,073,593
Dividends from underlying affiliated funds	1,636	3,042	5,104
Total investment income	$3,201,355	$4,902,205	$12,078,697
Expenses
Management fee	$321,351	$459,586	$1,169,071
Distribution and service fees	193,438	276,351	682,256
Shareholder servicing costs	54,496	79,982	213,571
Administrative services fee	20,079	23,743	42,590
Independent Trustees’ compensation	2,742	4,658	9,373
Custodian fee	29,897	30,444	48,559
Shareholder communications	7,007	9,684	14,194
Audit and tax fees	51,045	51,050	51,073
Legal fees	5,695	11,208	8,226
Registration fees	30,032	31,995	33,110
Miscellaneous	22,648	21,922	28,892
Total expenses	$738,430	$1,000,623	$2,300,915
Fees paid indirectly	(1)	(4)	(5)
Reduction of expenses by investment adviser and distributor	(46,386)	(13,317)	(55,766)
Net expenses	$692,043	$987,302	$2,245,144
Net investment income	$2,509,312	$3,914,903	$9,833,553

Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(1,621,074)	$(2,982,507)	$(9,192,820)
Change in unrealized appreciation (depreciation) on investments	$(3,092,440)	$(4,526,336)	$(10,687,743)
Net realized and unrealized gain (loss) on investments	$(4,713,514)	$(7,508,843)	$(19,880,563)
Change in net assets from operations	$(2,204,202)	$(3,593,940)	$(10,047,010)

See Notes to Financial Statements

50

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/14	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$2,336,906	$7,105,182	$11,528,380
Net realized gain (loss) on investments	(1,291,394)	(6,145,404)	(6,580,403)
Net unrealized gain (loss) on investments	(2,765,716)	(7,949,456)	(10,945,135)
Change in net assets from operations	$(1,720,204)	$(6,989,678)	$(5,997,158)

Distributions declared to shareholders
From net investment income	$(2,269,574)	$(6,926,655)	$(11,173,911)
Change in net assets from fund share transactions	$(13,666,080)	$(48,205,717)	$(46,394,411)
Total change in net assets	$(17,655,858)	$(62,122,050)	$(63,565,480)

Net assets
At beginning of period	71,565,026	241,945,611	328,663,677
At end of period	$53,909,168	$179,823,561	$265,098,197
Undistributed net investment income included in net assets at end of period	$26,705	$49,693	$64,824

Year ended 3/31/14	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,509,312	$3,914,903	$9,833,553
Net realized gain (loss) on investments	(1,621,074)	(2,982,507)	(9,192,820)
Net unrealized gain (loss) on investments	(3,092,440)	(4,526,336)	(10,687,743)
Change in net assets from operations	$(2,204,202)	$(3,593,940)	$(10,047,010)

Distributions declared to shareholders
From net investment income	$(2,410,842)	$(3,744,433)	$(9,474,128)
Change in net assets from fund share transactions	$(17,331,927)	$(14,282,334)	$(46,396,367)
Total change in net assets	$(21,946,971)	$(21,620,707)	$(65,917,505)

Net assets
At beginning of period	82,717,774	114,235,565	301,989,984
At end of period	$60,770,803	$92,614,858	$236,072,479
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(8,823)	$179,892	$46,628

See Notes to Financial Statements

51

Statements of Changes in Net Assets – continued

Year ended 3/31/13	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$2,688,361	$8,454,600	$12,352,175
Net realized gain (loss) on investments	221,161	543,680	2,828,772
Net unrealized gain (loss) on investments	1,052,995	317,806	7,922,149
Change in net assets from operations	$3,962,517	$9,316,086	$23,103,096

Distributions declared to shareholders
From net investment income	$(2,587,536)	$(8,079,772)	$(11,992,142)
Change in net assets from fund share transactions	$(1,522,773)	$18,224,694	$1,015,019
Total change in net assets	$(147,792)	$19,461,008	$12,125,973

Net assets
At beginning of period	71,712,818	222,484,603	316,537,704
At end of period	$71,565,026	$241,945,611	$328,663,677
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$27,686	$(40,533)	$72,246

Year ended 3/31/13	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,663,282	$4,524,136	$11,007,416
Net realized gain (loss) on investments	74,187	210,272	1,309,831
Net unrealized gain (loss) on investments	1,242,105	664,751	3,752,443
Change in net assets from operations	$3,979,574	$5,399,159	$16,069,690

Distributions declared to shareholders
From net investment income	$(2,539,962)	$(4,088,801)	$(10,410,844)
Change in net assets from fund share transactions	$10,233,705	$1,780,645	$1,798,812
Total change in net assets	$11,673,317	$3,091,003	$7,457,658

Net assets
At beginning of period	71,044,457	111,144,562	294,532,326
At end of period	$82,717,774	$114,235,565	$301,989,984
Undistributed net investment income included in net assets at end of period	$8,137	$92,920	$82,433

See Notes to Financial Statements

52

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011		2010
Net asset value, beginning of period	$10.70	$10.50	$9.72	$10.25		$9.60

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.40	$0.41	$0.42		$0.44
Net realized and unrealized gain (loss) on investments	(0.60)	0.19	0.77	(0.54)		0.72
Total from investment operations	$(0.20)	$0.59	$1.18	$(0.12)		$1.16

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.39)	$(0.40)	$(0.41)		$(0.42)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.09)
Total distributions declared to shareholders	$(0.39)	$(0.39)	$(0.40)	$(0.41)		$(0.51)
Net asset value, end of period (x)	$10.11	$10.70	$10.50	$9.72		$10.25
Total return (%) (r)(s)(t)(x)	(1.83)	5.63	12.30	(1.21)		12.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	0.96	0.99	0.97		0.97
Expenses after expense reductions (f)	0.93	0.93	0.93	0.93		0.93
Net investment income	3.94	3.74	4.01	4.12		4.33
Portfolio turnover	15	10	21	20		27
Net assets at end of period (000 omitted)	$53,245	$70,432	$69,887	$70,582		$78,842

See Notes to Financial Statements

53

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011		2010
Net asset value, beginning of period	$10.70	$10.50	$9.72	$10.24		$9.60

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.32	$0.33	$0.34		$0.36
Net realized and unrealized gain (loss) on investments	(0.60)	0.19	0.77	(0.52)		0.72
Total from investment operations	$(0.28)	$0.51	$1.10	$(0.18)		$1.08

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.32)	$(0.34)		$(0.35)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.09)
Total distributions declared to shareholders	$(0.31)	$(0.31)	$(0.32)	$(0.34)		$(0.44)
Net asset value, end of period (x)	$10.11	$10.70	$10.50	$9.72		$10.24
Total return (%) (r)(s)(t)(x)	(2.56)	4.85	11.47	(1.84)		11.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.71	1.74	1.72		1.72
Expenses after expense reductions (f)	1.68	1.68	1.68	1.68		1.68
Net investment income	3.18	2.99	3.28	3.37		3.60
Portfolio turnover	15	10	21	20		27
Net assets at end of period (000 omitted)	$664	$1,133	$1,826	$3,179		$5,477
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

54

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011		2010
Net asset value, beginning of period	$10.23	$10.17	$9.49	$9.95		$9.43

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.37	$0.38	$0.41		$0.42
Net realized and unrealized gain (loss) on investments	(0.58)	0.05	0.68	(0.47)		0.53
Total from investment operations	$(0.24)	$0.42	$1.06	$(0.06)		$0.95

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.36)	$(0.38)	$(0.40)		$(0.41)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.02)
Total distributions declared to shareholders	$(0.33)	$(0.36)	$(0.38)	$(0.40)		$(0.43)
Net asset value, end of period (x)	$9.66	$10.23	$10.17	$9.49		$9.95
Total return (%) (r)(s)(t)(x)	(2.32)	4.10	11.34	(0.62)		10.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.86	0.87	0.87		0.84
Expenses after expense reductions (f)	0.74	0.71	0.72	0.72		0.74
Net investment income	3.48	3.59	3.86	4.20		4.32
Portfolio turnover	19	16	12	20		9
Net assets at end of period (000 omitted)	$172,590	$232,510	$213,736	$178,685		$179,094

See Notes to Financial Statements

55

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011		2010
Net asset value, beginning of period	$10.24	$10.18	$9.50	$9.96		$9.44

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.29	$0.31	$0.33		$0.35
Net realized and unrealized gain (loss) on investments	(0.58)	0.04	0.67	(0.47)		0.52
Total from investment operations	$(0.32)	$0.33	$0.98	$(0.14)		$0.87

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)	$(0.30)	$(0.32)		$(0.33)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.02)
Total distributions declared to shareholders	$(0.25)	$(0.27)	$(0.30)	$(0.32)		$(0.35)
Net asset value, end of period (x)	$9.67	$10.24	$10.18	$9.50		$9.96
Total return (%) (r)(s)(t)(x)	(3.06)	3.29	10.47	(1.43)		9.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.61	1.62	1.62		1.59
Expenses after expense reductions (f)	1.51	1.50	1.49	1.53		1.52
Net investment income	2.71	2.80	3.08	3.37		3.53
Portfolio turnover	19	16	12	20		9
Net assets at end of period (000 omitted)	$7,234	$9,435	$8,749	$7,816		$8,129
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

56

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.05	$5.84	$5.23	$5.56	$5.15

Income (loss) from investment operations
Net investment income (d)	$0.24	$0.23	$0.24	$0.26	$0.26
Net realized and unrealized gain (loss) on investments	(0.32)	0.21	0.61	(0.34)	0.41
Total from investment operations	$(0.08)	$0.44	$0.85	$(0.08)	$0.67

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.24)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$5.74	$6.05	$5.84	$5.23	$5.56
Total return (%) (r)(s)(t)(x)	(1.20)	7.59	16.48	(1.53)	13.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.85	0.86	0.85	0.81
Expenses after expense reductions (f)	0.72	0.70	0.71	0.70	0.71
Net investment income	4.17	3.90	4.26	4.79	4.78
Portfolio turnover	26	20	35	24	31
Net assets at end of period (000 omitted)	$232,451	$288,367	$277,271	$263,306	$324,093

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.05	$5.84	$5.23	$5.57	$5.15

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.19	$0.20	$0.22	$0.22
Net realized and unrealized gain (loss) on investments	(0.31)	0.20	0.60	(0.35)	0.41
Total from investment operations	$(0.12)	$0.39	$0.80	$(0.13)	$0.63

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.19)	$(0.21)	$(0.21)
Net asset value, end of period (x)	$5.74	$6.05	$5.84	$5.23	$5.57
Total return (%) (r)(s)(t)(x)	(1.96)	6.75	15.60	(2.46)	12.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.60	1.61	1.60	1.56
Expenses after expense reductions (f)	1.49	1.48	1.47	1.47	1.47
Net investment income	3.40	3.12	3.51	4.01	4.03
Portfolio turnover	26	20	35	24	31
Net assets at end of period (000 omitted)	$3,976	$5,176	$5,640	$6,769	$13,866

See Notes to Financial Statements

57

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.07	$5.86	$5.25	$5.58	$5.16

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18	$0.19	$0.21	$0.21
Net realized and unrealized gain (loss) on investments	(0.32)	0.20	0.61	(0.34)	0.42
Total from investment operations	$(0.13)	$0.38	$0.80	$(0.13)	$0.63

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.17)	$(0.19)	$(0.20)	$(0.21)
Net asset value, end of period (x)	$5.76	$6.07	$5.86	$5.25	$5.58
Total return (%) (r)(s)(t)(x)	(2.08)	6.60	15.38	(2.41)	12.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.60	1.61	1.60	1.60
Expenses after expense reductions (f)	1.62	1.60	1.61	1.60	1.60
Net investment income	3.26	2.99	3.34	3.87	3.85
Portfolio turnover	26	20	35	24	31
Net assets at end of period (000 omitted)	$28,672	$35,120	$33,626	$30,393	$37,810

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

58

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.18	$10.96	$10.08	$10.59	$9.99

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.38	$0.41	$0.44	$0.45
Net realized and unrealized gain (loss) on investments	(0.62)	0.21	0.88	(0.52)	0.62
Total from investment operations	$(0.24)	$0.59	$1.29	$(0.08)	$1.07

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.41)	$(0.43)	$(0.44)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.36)	$(0.37)	$(0.41)	$(0.43)	$(0.47)
Net asset value, end of period (x)	$10.58	$11.18	$10.96	$10.08	$10.59
Total return (%) (r)(s)(t)(x)	(2.09)	5.38	12.98	(0.84)	10.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	0.96	1.02	1.02	1.03
Expenses after expense reductions (f)	0.95	0.95	0.95	0.98	1.00
Net investment income	3.54	3.41	3.89	4.16	4.26
Portfolio turnover	15	14	19	22	16
Net assets at end of period (000 omitted)	$59,068	$80,336	$69,093	$57,878	$63,964

See Notes to Financial Statements

59

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.22	$11.00	$10.12	$10.63	$10.02

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.30	$0.33	$0.36	$0.37
Net realized and unrealized gain (loss) on investments	(0.61)	0.20	0.88	(0.52)	0.63
Total from investment operations	$(0.32)	$0.50	$1.21	$(0.16)	$1.00

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.28)	$(0.33)	$(0.35)	$(0.36)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.28)	$(0.28)	$(0.33)	$(0.35)	$(0.39)
Net asset value, end of period (x)	$10.62	$11.22	$11.00	$10.12	$10.63
Total return (%) (r)(s)(t)(x)	(2.81)	4.57	12.09	(1.58)	10.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.70	1.78	1.77	1.78
Expenses after expense reductions (f)	1.70	1.70	1.70	1.72	1.75
Net investment income	2.76	2.64	3.14	3.39	3.51
Portfolio turnover	15	14	19	22	16
Net assets at end of period (000 omitted)	$1,702	$2,382	$1,952	$2,385	$3,212

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

60

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011		2010
Net asset value, beginning of period	$11.47	$11.34	$10.45	$10.93		$10.15

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.46	$0.46	$0.46		$0.48
Net realized and unrealized gain (loss) on investments	(0.73)	0.09	0.88	(0.49)		0.77
Total from investment operations	$(0.31)	$0.55	$1.34	$(0.03)		$1.25

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)	$(0.45)	$(0.45)		$(0.47)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.40)	$(0.42)	$(0.45)	$(0.45)		$(0.47)
Net asset value, end of period (x)	$10.76	$11.47	$11.34	$10.45		$10.93
Total return (%) (r)(s)(t)(x)	(2.66)	4.86	13.01	(0.35)		12.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.92	0.94	0.94		0.95
Expenses after expense reductions (f)	0.95	0.92	0.94	0.94		0.95
Net investment income	3.85	4.00	4.16	4.20		4.47
Portfolio turnover	21	23	13	14		24
Net assets at end of period (000 omitted)	$90,417	$110,729	$107,738	$100,324		$107,182

See Notes to Financial Statements

61

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011		2010
Net asset value, beginning of period	$11.47	$11.33	$10.45	$10.93		$10.14

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.37	$0.38	$0.38		$0.40
Net realized and unrealized gain (loss) on investments	(0.74)	0.10	0.86	(0.49)		0.78
Total from investment operations	$(0.40)	$0.47	$1.24	$(0.11)		$1.18

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.36)	$(0.37)		$(0.39)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.32)	$(0.33)	$(0.36)	$(0.37)		$(0.39)
Net asset value, end of period (x)	$10.75	$11.47	$11.33	$10.45		$10.93
Total return (%) (r)(s)(t)(x)	(3.47)	4.17	12.07	(1.09)		11.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.67	1.70	1.69		1.70
Expenses after expense reductions (f)	1.70	1.67	1.69	1.69		1.70
Net investment income	3.10	3.25	3.42	3.44		3.75
Portfolio turnover	21	23	13	14		24
Net assets at end of period (000 omitted)	$2,198	$3,507	$3,406	$3,772		$6,251

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

62

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.66	$11.44	$10.42	$11.07	$10.35

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.43	$0.45	$0.47	$0.48
Net realized and unrealized gain (loss) on investments	(0.76)	0.19	1.01	(0.63)	0.77
Total from investment operations	$(0.34)	$0.62	$1.46	$(0.16)	$1.25

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.44)	$(0.45)	$(0.47)
From net realized gain on investments	—	—	—	(0.04)	(0.06)
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.44)	$(0.49)	$(0.53)
Net asset value, end of period (x)	$10.92	$11.66	$11.44	$10.42	$11.07
Total return (%) (r)(s)(t)(x)	(2.85)	5.48	14.21	(1.57)	12.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.85	0.85	0.86	0.87
Expenses after expense reductions (f)	0.85	0.85	0.85	0.86	0.87
Net investment income	3.80	3.64	4.04	4.25	4.44
Portfolio turnover	23	15	26	25	21
Net assets at end of period (000 omitted)	$232,263	$296,895	$289,090	$266,600	$236,724

See Notes to Financial Statements

63

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.68	$11.46	$10.44	$11.09	$10.37

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.34	$0.36	$0.39	$0.40
Net realized and unrealized gain (loss) on investments	(0.75)	0.20	1.02	(0.63)	0.77
Total from investment operations	$(0.42)	$0.54	$1.38	$(0.24)	$1.17

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.36)	$(0.37)	$(0.39)
From net realized gain on investments	—	—	—	(0.04)	(0.06)
Total distributions declared to shareholders	$(0.32)	$(0.32)	$(0.36)	$(0.41)	$(0.45)
Net asset value, end of period (x)	$10.94	$11.68	$11.46	$10.44	$11.09
Total return (%) (r)(s)(t)(x)	(3.59)	4.69	13.33	(2.30)	11.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.60	1.60	1.60	1.62
Expenses after expense reductions (f)	1.62	1.60	1.60	1.60	1.62
Net investment income	3.02	2.88	3.29	3.50	3.70
Portfolio turnover	23	15	26	25	21
Net assets at end of period (000 omitted)	$3,810	$5,095	$5,443	$7,333	$13,804

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

64

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The funds are each investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In this reporting period, each fund adopted the disclosure provisions of FASB Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

65

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2014 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund
Investments at Value
Municipal Bonds	$—	$51,426,808	$—	$51,426,808
Mutual Funds	977,768	—	—	977,768
Total Investments	$977,768	$51,426,808	$—	$52,404,576

Arkansas Fund
Investments at Value
Municipal Bonds	$—	$177,568,869	$—	$177,568,869
Mutual Funds	376,083	—	—	376,083
Total Investments	$376,083	$177,568,869	$—	$177,944,952

California Fund
Investments at Value
Municipal Bonds	$—	$260,735,318	$—	$260,735,318
Mutual Funds	1,557,972	—	—	1,557,972
Total Investments	$1,557,972	$260,735,318	$—	$262,293,290

Georgia Fund
Investments at Value
Municipal Bonds	$—	$59,384,970	$—	$59,384,970
Mutual Funds	983,637	—	—	983,637
Total Investments	$983,637	$59,384,970	$—	$60,368,607

Maryland Fund
Investments at Value
Municipal Bonds	$—	$89,632,620	$—	$89,632,620
Mutual Funds	1,522,303	—	—	1,522,303
Total Investments	$1,522,303	$89,632,620	$—	$91,154,923

Massachusetts Fund
Investments at Value
Municipal Bonds	$—	$232,468,898	$—	$232,468,898
Mutual Funds	2,528,691	—	—	2,528,691
Total Investments	$2,528,691	$232,468,898	$—	$234,997,589

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally

66

Notes to Financial Statements – continued

accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. For each fund, this amount, for the year ended March 31, 2014, is shown as a reduction of total expenses in the Statements of Operations, with the exception of the Arkansas Fund for which there was no reduction.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year Ended 3/31/14	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$—	$29,107	$—	$—	$—	$—
Tax-exempt income	2,269,574	6,897,548	11,173,911	2,410,842	3,744,433	9,474,128
Total distributions	$2,269,574	$6,926,655	$11,173,911	$2,410,842	$3,744,433	$9,474,128

Year Ended 3/31/13	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$—	$58,712	$164,760	$8,530	$—	$348,639
Tax-exempt income	2,587,536	8,021,060	11,827,382	2,531,432	4,088,801	10,062,205
Total distributions	$2,587,536	$8,079,772	$11,992,142	$2,539,962	$4,088,801	$10,410,844

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/14	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$49,621,770	$174,632,277	$248,062,643	$57,754,365	$87,508,839	$218,945,093
Gross appreciation	3,031,800	6,121,946	16,358,533	3,020,150	4,774,510	17,145,748
Gross depreciation	(248,994)	(2,809,271)	(2,127,886)	(405,908)	(1,128,426)	(1,093,252)
Net unrealized appreciation (depreciation)	$2,782,806	$3,312,675	$14,230,647	$2,614,242	$3,646,084	$16,052,496
Undistributed ordinary income	—	27,225	2,462	265	—	3,840
Undistributed tax-exempt income	197,618	525,009	938,764	181,863	485,168	820,126
Capital loss carryforwards	(1,935,368)	(5,609,897)	(12,497,582)	(1,936,878)	(2,876,458)	(8,816,090)
Post-October capital loss deferral	—	(424,346)	(318,296)	(111,624)	(703,274)	(305,677)
Other temporary differences	(170,913)	(502,541)	(876,402)	(190,951)	(305,276)	(777,338)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

67

Notes to Financial Statements – continued

As of March 31, 2014, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
3/31/16	$—	$—	$(40,368)	$—	$—	$—
3/31/17	—	—	(1,063,041)	—	—	—
3/31/18	—	—	—	(153,718)	—	—
3/31/19	(674,377)	(197,659)	(2,804,636)	(266,409)	(579,646)	(488,562)
Total	$(674,377)	$(197,659)	$(3,908,045)	$(420,127)	$(579,646)	$(488,562)

Post-enactment losses which are characterized as follows:
Short-Term	$(428,620)	$(2,429,711)	$(4,111,318)	$(956,960)	$(1,489,777)	$(4,748,570)
Long-Term	(832,371)	(2,982,527)	(4,478,219)	(559,791)	(807,035)	(3,578,958)
Total	$(1,260,991)	$(5,412,238)	$(8,589,537)	$(1,516,751)	$(2,296,812)	$(8,327,528)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund
	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13
Class A	$2,243,951	$2,548,506	$6,716,641	$7,830,576	$10,058,978	$10,818,016
Class B	25,623	39,030	210,014	249,196	149,985	164,264
Class C	—	—	—	—	964,948	1,009,862
Total	$2,269,574	$2,587,536	$6,926,655	$8,079,772	$11,173,911	$11,992,142

	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13
Class A	$2,358,659	$2,484,819	$3,662,344	$3,989,469	$9,348,296	$10,264,971
Class B	52,183	55,143	82,089	99,332	125,832	145,873
Total	$2,410,842	$2,539,962	$3,744,433	$4,088,801	$9,474,128	$10,410,844

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2014, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$875	$3,031	$4,244	$1,054	$1,523	$3,856

The management fee incurred for the year ended March 31, 2014 was equivalent to an annual effective rate of 0.45% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.93%	0.95%	0.95%
Class B	1.68%	1.70%	1.70%

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Notes to Financial Statements – continued

For the Alabama Fund and the Maryland Fund, these written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2014. For the Georgia Fund, this written agreement will continue until at least July 31, 2014, after which MFS, under certain conditions, may increase such expense limitation to 1.00% of the fund’s average daily net assets annually for Class A shares and 1.75% of the fund’s average daily net assets annually for Class B shares without a vote of the fund’s Board of Trustees. Any increase above 1.00% and 1.75% of the fund’s average daily net assets annually for Class A and Class B shares, respectively, would require a vote of the fund’s Board of Trustees. For the year ended March 31, 2014, these reductions amounted to $70,686 for the Alabama Fund, $43,649 for the Georgia Fund, and $7,275 for the Maryland Fund and are included in the reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following for the year ended March 31, 2014, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$10,990	$54,931	$40,899	$30,316	$17,007	$27,560

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$146,684
Arkansas Fund	—	0.25%	0.25%	0.10%	494,847
California Fund	—	0.25%	0.25%	0.10%	621,338
Georgia Fund	—	0.25%	0.25%	0.25%	173,558
Maryland Fund	—	0.25%	0.25%	0.25%	248,315
Massachusetts Fund	—	0.25%	0.25%	0.23%	638,555

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$8,356
Arkansas Fund	0.75%	0.25%	1.00%	0.87%	80,067
California Fund	0.75%	0.25%	1.00%	0.87%	45,804
Georgia Fund	0.75%	0.25%	1.00%	1.00%	19,880
Maryland Fund	0.75%	0.25%	1.00%	1.00%	28,036
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	43,701

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$308,141

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$155,040	$574,914	$975,283	$193,438	$276,351	$682,256

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2014, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$536	$291	$3,745	$1,523	$4,263	$51,315
Class B	—	—	—	—	29	11
Class C	N/A	N/A	7	N/A	N/A	N/A

69

Notes to Financial Statements – continued

Arkansas Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. This reduction amounted to $296,910 which is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. This reduction amounted to $10,738 which is included in the reduction of total expenses in the Statements of Operations.

California Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. This reduction amounted to $372,804 which is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. This reduction amounted to $5,993 which is included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2014, were as follows:

CDSC imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$—	$5,802	$7,339	$18,088	$—	$2,736
Class B	7,181	16,625	14,610	5,228	9,798	5,879
Class C	N/A	N/A	2,871	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2014, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$6,116	$18,904	$32,645	$6,733	$16,286	$30,784
Percentage of average daily net assets	0.0103%	0.0092%	0.0115%	0.0094%	0.0159%	0.0119%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$40,007	$160,048	$205,384	$47,763	$63,696	$182,787

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2014 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0314%	0.0176%	0.0160%	0.0281%	0.0233%	0.0164%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$87	$89	$638	$98	$530	$545

70

Notes to Financial Statements – continued

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$3,923	$3,762	$10,333	$4,424	$6,903	$6,866

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2014, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$344	$1,221	$1,649	$426	$593	$1,518

MFS has agreed to reimburse the funds for a portion of the payments made by each fund in the following amounts, which are included in the reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$135	$466	$637	$160	$227	$584

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$8,860,429	$38,167,498	$73,404,171	$10,116,628	$20,356,041	$57,272,297
Sales	$22,732,512	$80,892,892	$115,256,208	$25,232,648	$31,521,579	$95,776,121

71

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund
	Year ended 3/31/14		Year ended 3/31/13		Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	406,832	$4,137,456	608,036	$6,526,733	1,756,225	$17,150,233	4,465,572	$46,121,592
Class B	10,711	106,916	12,616	135,535	26,877	265,198	207,990	2,146,156
	417,543	$4,244,372	620,652	$6,662,268	1,783,102	$17,415,431	4,673,562	$48,267,748

Shares issued to shareholders in reinvestment of distributions
Class A	177,515	$1,799,710	174,498	$1,876,667	578,476	$5,602,644	559,333	$5,777,695
Class B	2,082	21,121	2,807	30,167	19,410	188,190	19,322	199,785
	179,597	$1,820,831	177,305	$1,906,834	597,886	$5,790,834	578,655	$5,977,480

Shares reacquired
Class A	(1,899,072)	$(19,194,109)	(854,873)	$(9,197,619)	(7,184,155)	$(69,277,020)	(3,321,798)	$(34,306,542)
Class B	(52,987)	(537,174)	(83,405)	(894,256)	(219,106)	(2,134,962)	(165,705)	(1,713,992)
	(1,952,059)	$(19,731,283)	(938,278)	$(10,091,875)	(7,403,261)	$(71,411,982)	(3,487,503)	$(36,020,534)

Net change
Class A	(1,314,725)	$(13,256,943)	(72,339)	$(794,219)	(4,849,454)	$(46,524,143)	1,703,107	$17,592,745
Class B	(40,194)	(409,137)	(67,982)	(728,554)	(172,819)	(1,681,574)	61,607	631,949
	(1,354,919)	$(13,666,080)	(140,321)	$(1,522,773)	(5,022,273)	$(48,205,717)	1,764,714	$18,224,694

	California Fund				Georgia Fund
	Year ended 3/31/14		Year ended 3/31/13		Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	2,708,037	$15,577,719	5,296,099	$31,954,748	883,129	$9,348,709	1,898,647	$21,337,661
Class B	66,010	387,436	120,645	727,186	8,554	95,515	67,566	760,151
Class C	368,842	2,137,362	843,848	5,091,689	—	—	—	—
	3,142,889	$18,102,517	6,260,592	$37,773,623	891,683	$9,444,224	1,966,213	$22,097,812

Shares issued to shareholders in reinvestment of distributions
Class A	1,342,032	$7,662,047	1,303,835	$7,864,323	185,187	$1,957,601	163,236	$1,837,027
Class B	20,156	115,004	18,596	112,162	4,540	48,205	4,345	49,087
Class C	126,401	723,848	118,607	717,821	—	—	—	—
	1,488,589	$8,500,899	1,441,038	$8,694,306	189,727	$2,005,806	167,581	$1,886,114
Shares reacquired
Class A	(11,246,845)	$(64,145,495)	(6,388,909)	$(38,446,008)	(2,670,552)	$(28,095,086)	(1,183,157)	$(13,331,926)
Class B	(249,575)	(1,409,548)	(248,899)	(1,496,420)	(65,058)	(686,871)	(37,143)	(418,295)
Class C	(1,306,048)	(7,442,784)	(912,621)	(5,510,482)	—	—	—	—
	(12,802,468)	$(72,997,827)	(7,550,429)	$(45,452,910)	(2,735,610)	$(28,781,957)	(1,220,300)	$(13,750,221)

Net change
Class A	(7,196,776)	$(40,905,729)	211,025	$1,373,063	(1,602,236)	$(16,788,776)	878,726	$9,842,762
Class B	(163,409)	(907,108)	(109,658)	(657,072)	(51,964)	(543,151)	34,768	390,943
Class C	(810,805)	(4,581,574)	49,834	299,028	—	—	—	—
	(8,170,990)	$(46,394,411)	151,201	$1,015,019	(1,654,200)	$(17,331,927)	913,494	$10,233,705

72

Notes to Financial Statements – continued

	Maryland Fund				Massachusetts Fund
	Year ended 3/31/14		Year ended 3/31/13		Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,570,535	$17,068,788	948,826	$10,965,224	1,328,413	$14,689,083	2,834,096	$33,310,122
Class B	11,350	124,986	80,482	927,072	33,915	377,816	85,512	1,003,191
	1,581,885	$17,193,774	1,029,308	$11,892,296	1,362,328	$15,066,899	2,919,608	$34,313,313

Shares issued to shareholders in reinvestment of distributions
Class A	260,081	$2,814,440	246,809	$2,853,563	679,590	$7,440,290	602,549	$7,080,805
Class B	6,837	74,083	7,399	85,494	9,248	101,486	8,614	101,305
	266,918	$2,888,523	254,208	$2,939,057	688,838	$7,541,776	611,163	$7,182,110

Shares reacquired
Class A	(3,077,051)	$(33,078,417)	(1,047,468)	$(12,097,690)	(6,201,123)	$(67,582,889)	(3,250,453)	$(38,134,479)
Class B	(119,521)	(1,286,214)	(82,662)	(953,018)	(131,068)	(1,422,153)	(132,997)	(1,562,132)
	(3,196,572)	$(34,364,631)	(1,130,130)	$(13,050,708)	(6,332,191)	$(69,005,042)	(3,383,450)	$(39,696,611)

Net change
Class A	(1,246,435)	$(13,195,189)	148,167	$1,721,097	(4,193,120)	$(45,453,516)	186,192	$2,256,448
Class B	(101,334)	(1,087,145)	5,219	59,548	(87,905)	(942,851)	(38,871)	(457,636)
	(1,347,769)	$(14,282,334)	153,386	$1,780,645	(4,281,025)	$(46,396,367)	147,321	$1,798,812

(6) Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2014, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$316	$1,075	$1,480	$373	$531	$1,361
Interest Expense	—	—	—	—	—	—

73

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2014, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Aquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Alabama Fund	1,531,701	21,183,167	(21,737,100)	977,768
Arkansas Fund	3,067,890	71,213,146	(73,904,953)	376,083
California Fund	3,971,626	99,066,293	(101,479,947)	1,557,972
Georgia Fund	3,019,083	24,016,289	(26,051,735)	983,637
Maryland Fund	3,980,610	34,721,225	(37,179,532)	1,522,303
Massachusetts Fund	7,304,229	87,961,175	(92,736,713)	2,528,691

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$—	$—	$989	$977,768
Arkansas Fund	—	—	3,970	376,083
California Fund	—	—	5,018	1,557,972
Georgia Fund	—	—	1,636	983,637
Maryland Fund	—	—	3,042	1,522,303
Massachusetts Fund	—	—	5,104	2,528,691

74

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 13, 2014

75

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (Age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (Age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (Age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (Age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

Robert E. Butler (Age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (Age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (Age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (Age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (Age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (Age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (Age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (Age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (Age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

76

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (Age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (Age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (Age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (Age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (Age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

Brian E. Langenfeld (k) (Age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (Age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (Age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (Age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (Age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (l) (Age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (Age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (Age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach and Mr. Buller) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

77

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

78

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site  (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	100.00%
Arkansas Fund	99.58%
California Fund	100.00%
Georgia Fund	100.00%
Maryland Fund	100.00%
Massachusetts Fund	100.00%

79

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

80

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

81

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2014

MFS® MUNICIPAL SERIES TRUST

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

MSTB-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The pace of U.S. economic growth slowed early in 2014, largely because of harsh winter weather. However, the U.S. labor market, consumer confidence and other economic data have all pointed to recovery. The U.S. Federal Reserve’s steady, gradual removal of its bond-buying stimulus, after initially causing concern, is providing some consistency, which can inspire consumer and investor confidence.

Global economic uncertainty and geopolitical tensions have added to market volatility. The eurozone, however, is making progress in its economic recovery. Japan’s progress in its battle to end deflation is expected to experience a temporary setback on the heels of the country’s sales tax increase, introduced in April.

The world’s largest economic concern remains the slowdown in China’s pace of growth as it shifts toward a more consumer-oriented economy. Any reduction in China’s economic growth rate is likely to have a ripple effect on its many trading partners.

In uncertain times such as these, it is particularly important to remember that managing risk should always be a top priority. At MFS®, active risk management is an integral part of our collaborative process. Our global team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and applying proven principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

May 13, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
State & Local Agencies	23.8%
Healthcare Revenue – Hospitals	17.3%
Universities – Colleges	13.7%
General Obligations – General Purpose	8.2%
Water & Sewer Utility Revenue	7.1%

Composition including fixed income credit quality (a)(i)
AAA	5.6%
AA	42.0%
A	32.8%
BBB	12.7%
BB	1.4%
B	0.8%
CCC	1.2%
Not Rated	2.5%
Cash & Other	1.0%

Portfolio facts (i)
Average Duration (d)	7.8
Average Effective Maturity (m)	15.0 yrs.

Jurisdiction (i)
Mississippi	76.9%
Puerto Rico	2.7%
New York	2.6%
Massachusetts	2.4%
U.S. Virgin Islands	1.8%
Illinois	1.8%
Wisconsin	1.3%
California	1.2%
New Jersey	1.2%
Guam	1.2%
Tennessee	1.0%
New Hampshire	1.0%
Kentucky	0.9%
Michigan	0.8%
Virginia	0.6%
Colorado	0.5%
Texas	0.5%
Washington	0.3%
Florida	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.5%
State & Local Agencies	11.9%
Healthcare Revenue – Hospitals	9.7%
Tax – Other	9.1%
General Obligations – General Purpose	6.7%

Composition including fixed income credit quality (a)(i)
AAA	7.1%
AA	35.4%
A	27.7%
BBB	18.6%
BB	4.4%
B	2.5%
Not Rated	2.7%
Cash & Other	1.6%

Portfolio facts (i)
Average Duration (d)	8.4
Average Effective Maturity (m)	17.1 yrs.

Jurisdiction (i)
New York	83.4%
Illinois	2.1%
New Jersey	2.0%
California	1.4%
Colorado	1.3%
Guam	1.1%
U.S. Virgin Islands	1.1%
Florida	0.9%
Puerto Rico	0.8%
Texas	0.8%
Ohio	0.6%
Wisconsin	0.6%
Louisiana	0.6%
Pennsylvania	0.5%
Washington	0.3%
Indiana	0.3%
Kentucky	0.2%
Tennessee	0.2%
Massachusetts	0.1%
Mississippi	0.1%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	19.1%
Universities – Colleges	14.5%
State & Local Agencies	11.0%
Water & Sewer Utility Revenue	9.3%
Utilities – Municipal Owned	8.0%

Composition including fixed income credit quality (a)(i)
AAA	13.4%
AA	40.4%
A	22.8%
BBB	17.1%
BB	1.3%
B	1.4%
Not Rated	3.2%
Cash & Other	0.4%

Portfolio facts (i)
Average Duration (d)	8.6
Average Effective Maturity (m)	16.5 yrs.

Jurisdiction (i)
North Carolina	76.5%
Puerto Rico	4.0%
Illinois	3.3%
New Jersey	2.0%
California	1.4%
Guam	1.4%
U.S. Virgin Islands	1.3%
Michigan	1.2%
New York	1.2%
Tennessee	1.0%
Wisconsin	0.8%
Kentucky	0.8%
Florida	0.7%
New Hampshire	0.6%
Virginia	0.6%
Louisiana	0.6%
Colorado	0.5%
Pennsylvania	0.4%
Ohio	0.4%
Texas	0.3%
Indiana	0.3%
Washington	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.0%
Universities – Colleges	17.2%
General Obligations – Schools	12.8%
General Obligations – General Purpose	9.7%
Water & Sewer Utility Revenue	6.1%

Composition including fixed income credit quality (a)(i)
AAA	2.6%
AA	26.5%
A	32.5%
BBB	22.0%
BB	6.5%
B	2.4%
Not Rated	4.8%
Cash & Other	2.7%

Portfolio facts (i)
Average Duration (d)	8.6
Average Effective Maturity (m)	16.7 yrs.

Jurisdiction (i)
Pennsylvania	79.8%
Illinois	2.9%
Puerto Rico	2.4%
New Jersey	1.7%
California	1.3%
Guam	1.3%
Florida	0.9%
Tennessee	0.9%
Colorado	0.9%
Texas	0.8%
Kentucky	0.7%
Virginia	0.7%
Louisiana	0.6%
Michigan	0.5%
Wisconsin	0.5%
Indiana	0.3%
U.S. Virgin Islands	0.3%
New York	0.3%
Georgia	0.3%
Ohio	0.2%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.7%
Water & Sewer Utility Revenue	14.5%
General Obligations – Schools	10.1%
Utilities – Municipal Owned	8.6%
General Obligations – General Purpose	7.4%

Composition including fixed income credit quality (a)(i)
AAA	3.8%
AA	46.7%
A	29.5%
BBB	12.9%
BB	1.4%
B	1.9%
CCC	0.1%
Not Rated	1.4%
Cash & Other	2.3%

Portfolio facts (i)
Average Duration (d)	8.4
Average Effective Maturity (m)	15.8 yrs.

Jurisdiction (i)
South Carolina	80.8%
Puerto Rico	2.0%
California	1.8%
U.S. Virgin Islands	1.5%
Michigan	1.3%
Illinois	1.2%
Kentucky	1.2%
Tennessee	1.0%
New Jersey	0.8%
New York	0.7%
Florida	0.7%
Guam	0.7%
Wisconsin	0.6%
Colorado	0.6%
New Hampshire	0.5%
Virginia	0.5%
Louisiana	0.5%
Indiana	0.5%
Georgia	0.3%
Washington	0.2%
Ohio	0.2%
Texas	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
General Obligations – General Purpose	25.2%
Water & Sewer Utility Revenue	14.1%
Healthcare Revenue – Hospitals	11.4%
State & Local Agencies	6.9%
Utilities – Municipal Owned	6.8%

Composition including fixed income credit quality (a)(i)
AAA	9.1%
AA	57.8%
A	18.5%
BBB	9.1%
BB	1.0%
B	0.7%
Not Rated	1.6%
Cash & Other	2.2%

Portfolio facts (i)
Average Duration (d)	8.5
Average Effective Maturity (m)	15.1 yrs.

Jurisdiction (i)
Tennessee	83.6%
Puerto Rico	2.0%
New York	1.8%
Kentucky	1.8%
Guam	1.1%
Florida	1.1%
California	1.0%
New Jersey	1.0%
Wisconsin	0.8%
U.S. Virgin Islands	0.7%
Illinois	0.6%
New Hampshire	0.5%
Virginia	0.5%
Colorado	0.5%
Texas	0.4%
Georgia	0.3%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Water & Sewer Utility Revenue	19.1%
Healthcare Revenue – Hospitals	18.3%
General Obligations – General Purpose	13.1%
State & Local Agencies	11.7%
Multi-Family Housing Revenue	5.9%

Composition including fixed income credit quality (a)(i)
AAA	21.7%
AA	46.8%
A	13.3%
BBB	10.8%
BB	3.6%
B	0.8%
Not Rated	4.0%
Cash & Other	(1.0)%

Portfolio facts (i)
Average Duration (d)	8.6
Average Effective Maturity (m)	16.4 yrs.

Jurisdiction (i)
Virginia	82.4%
District of Columbia	2.8%
Puerto Rico	1.7%
Tennessee	1.4%
Guam	1.4%
Illinois	1.3%
U.S. Virgin Islands	1.3%
Wisconsin	1.2%
New York	1.2%
Kentucky	0.8%
Michigan	0.8%
New Jersey	0.6%
Louisiana	0.6%
Ohio	0.5%
California	0.5%
Colorado	0.5%
Pennsylvania	0.5%
Texas	0.5%
Massachusetts	0.4%
Washington	0.3%
New Hampshire	0.2%
Indiana	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time “Cash & Other” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	17.9%
Healthcare Revenue – Hospitals	14.6%
Miscellaneous Revenue – Other	11.3%
State & Local Agencies	9.8%
Water & Sewer Utility Revenue	9.7%

Composition including fixed income credit quality (a)(i)
AAA	3.7%
AA	33.4%
A	36.6%
BBB	7.3%
BB	1.4%
B	0.7%
Not Rated	13.0%
Cash & Other	3.9%

Portfolio facts (i)
Average Duration (d)	8.0
Average Effective Maturity (m)	15.8 yrs.

Jurisdiction (i)
West Virginia	76.1%
Puerto Rico	3.4%
New York	1.9%
Illinois	1.8%
Kentucky	1.8%
Guam	1.7%
Massachusetts	1.7%
Michigan	1.5%
Florida	1.4%
Tennessee	1.2%
New Jersey	1.1%
California	0.7%
U.S. Virgin Islands	0.6%
Washington	0.5%
Texas	0.3%
Indiana	0.3%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2014, Class A shares of each fund, at net asset value, underperformed the Barclays Municipal Bond Index. These included the municipal bond funds of Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Early in the period, jitters over a banking crisis in Cyprus was more than offset by ongoing accommodative global monetary policy and improving economic data, resulting in gains in both equity and fixed income markets. As the period progressed, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.
Later in the period, emerging market stresses resurfaced as political unrest, an escalation of tensions due to Russia’s annexation of a portion of the Ukraine, falling currencies and slowing growth appeared to have impacted investor sentiment. Markets were also forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the major US equity indexes traded near their all-time highs by the end of the period.

Over the twelve months ended March 31, 2014, municipal bond yields generally increased as fixed income market activity was led by the Fed’s signal last June 2013 that it would begin to reduce monthly purchases of US Treasury and mortgage-backed securities; the reduction in the size of the purchase program actually began in December 2013, when 10-year US Treasury yields peaked at 3%. Municipal bond prices fell accordingly during this time frame after the Fed announced it might taper asset purchases. The rise in municipal bond yields was more pronounced in the long end of the yield curve (y) relative to intermediate-term bonds as municipal bond mutual fund redemptions, as well as reduced liquidity, lessened the demand for longer maturity bonds.

Further, more flames were fanned by credit concerns, first by Detroit’s Chapter 9 filing in July, and then by increased scrutiny of Puerto Rico’s weakened fiscal position in late August. Since January 2014, municipal market supply/demand dynamics have improved enough to enable municipal bonds to rally as retail investors and hedge funds emerged as the market’s primary source of demand. The supply/demand dynamics were further supported by a reduced level of issuance during Q1 2014 as well as a more stable trend in mutual fund flows.

With the risks of a restructuring of Puerto Rico debt deferred after the Commonwealth successfully issued a $3.5 billion General Obligation bond deal, concerns regarding negative headline risk in the municipal market have also waned for the time being.

Factors Affecting Performance

The funds’ longer duration (d) stance relative to the Barclays Municipal Bond Index negatively impacted relative performance as credit concerns in the municipal bond markets and the threat of Fed tapering forced yields higher during the reporting period.

The Barclays Municipal Bond Index is a broad-based index comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S territories and possessions such as Guam, Puerto Rico, and the Virgin Islands.

Among jurisdictions, overweight positions in municipal bonds of Puerto Rico were a primary source of underperformance across all funds given heightened concern over the US territory’s financial difficulties during the period. Underweight positions in municipal bonds of California detracted from relative returns in all funds.

Across sectors, the utilities, general obligation, and sales/excise tax sectors were notable detractors from the relative performance of all funds. An overweight allocation to “BB” and “BBB” rated (r) securities also dampened relative performance across all funds.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/14

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing primarily in the bonds of a particular state. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	8/06/92	(1.82)%	4.97%	4.00%
B	9/07/93	(2.50)%	4.22%	3.24%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(6.48)%	3.95%	3.50%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.26)%	3.88%	3.24%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	(3.04)%	5.03%	3.72%
B	9/07/93	(3.77)%	4.27%	2.96%
C	12/11/00	(3.77)%	4.24%	2.95%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.64)%	4.02%	3.22%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.51)%	3.92%	2.96%
C With CDSC (1% for 12 months) (v)		(4.71)%	4.24%	2.95%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(2.66)%	4.81%	3.72%
B	9/07/93	(3.47)%	4.01%	2.99%
C	1/03/94	(3.39)%	4.01%	3.00%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.28)%	3.79%	3.22%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.21)%	3.67%	2.99%
C With CDSC (1% for 12 months) (v)		(4.32)%	4.01%	3.00%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/01/93	(2.52)%	5.33%	3.88%
B	9/07/93	(3.16)%	4.51%	3.09%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.15)%	4.31%	3.38%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.92)%	4.18%	3.09%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(3.31)%	4.65%	3.43%
B	9/07/93	(4.11)%	3.86%	2.71%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.90)%	3.64%	2.93%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.84)%	3.51%	2.71%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	8/12/88	(3.15)%	4.79%	3.62%
B	9/07/93	(3.88)%	4.02%	2.90%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.75)%	3.78%	3.11%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.62)%	3.67%	2.90%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(2.02)%	4.93%	3.71%
B	9/07/93	(2.67)%	4.17%	3.00%
C	1/03/94	(2.67)%	4.14%	2.99%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(6.68)%	3.91%	3.21%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.45)%	3.83%	3.00%
C With CDSC (1% for 12 months) (v)		(3.62)%	4.14%	2.99%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(2.54)%	4.79%	3.33%
B	9/07/93	(3.18)%	4.02%	2.61%

Comparative benchmark
Barclays Municipal Bond Index (f)		0.39%	5.71%	4.45%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.17)%	3.78%	2.83%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.95)%	3.67%	2.61%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2013 through March 31, 2014

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2013 through March 31, 2014.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.81%	$1,000.00	$1,033.54	$4.11
	Hypothetical (h)	0.81%	$1,000.00	$1,020.89	$4.08
B	Actual	1.49%	$1,000.00	$1,028.94	$7.54
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.88%	$1,000.00	$1,036.88	$4.47
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
B	Actual	1.64%	$1,000.00	$1,033.11	$8.31
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
C	Actual	1.64%	$1,000.00	$1,032.10	$8.31
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.87%	$1,000.00	$1,034.58	$4.41
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.63%	$1,000.00	$1,029.89	$8.25
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
C	Actual	1.63%	$1,000.00	$1,029.86	$8.25
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.80%	$1,000.00	$1,036.88	$4.06
	Hypothetical (h)	0.80%	$1,000.00	$1,020.94	$4.03
B	Actual	1.55%	$1,000.00	$1,032.90	$7.86
	Hypothetical (h)	1.55%	$1,000.00	$1,017.20	$7.80

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.90%	$1,000.00	$1,030.80	$4.56
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.66%	$1,000.00	$1,027.00	$8.39
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.97%	$1,000.00	$1,029.28	$4.91
	Hypothetical (h)	0.97%	$1,000.00	$1,020.09	$4.89
B	Actual	1.72%	$1,000.00	$1,025.48	$8.69
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.89%	$1,000.00	$1,036.07	$4.52
	Hypothetical (h)	0.89%	$1,000.00	$1,020.49	$4.48
B	Actual	1.64%	$1,000.00	$1,033.19	$8.31
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
C	Actual	1.64%	$1,000.00	$1,032.24	$8.31
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25

Notes to Expense Table

For the MFS Virginia Municipal Bond Fund, expense ratios include 0.01% of investment related expenses from inverse floaters that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During Period (p) 10/01/13-3/31/14
A	Actual	0.90%	$1,000.00	$1,034.96	$4.57
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.65%	$1,000.00	$1,031.13	$8.36
	Hypothetical (h)	1.65%	$1,000.00	$1,016.70	$8.30

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

3/31/14

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.7%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.0%
Chicago, IL, O’Hare International Airport Rev. General Airport Sr. Lien Rev., “A”, 5%, 1/01/22	$650,000	$734,414
Jackson, MS, Municipal Airport Authority, Airport Rev., “A”, AMBAC, 5%, 10/01/31	1,000,000	1,030,200
		$1,764,614
General Obligations - General Purpose - 8.1%
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 10/01/31	$625,000	$692,663
Guam Government, “A”, 6.75%, 11/15/29	35,000	37,070
Guam Government, “A”, 5.25%, 11/15/37	155,000	140,773
Guam Government, “A”, 7%, 11/15/39	40,000	42,368
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 3/01/20	620,000	724,644
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 7/01/39	1,000,000	1,063,960
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	110,000	123,913
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 4/01/27	195,000	196,074
Nassau County, NY, General Improvement, “B”, 5%, 4/01/24	600,000	677,826
State of California, 6%, 11/01/39	700,000	820,043
State of Mississippi, “A”, 5.25%, 11/01/15	800,000	862,816
State of Mississippi, “F”, 4%, 11/01/22	500,000	557,165
State of Mississippi, Capital Improvement Projects, “A”, 5%, 10/01/30	1,000,000	1,119,100
		$7,058,415
General Obligations - Schools - 2.6%
Mississippi Development Bank Special Obligation (Jackson Public School District Limited Tax Refunding Note Project) “B”, 5%, 10/01/23	$1,000,000	$1,134,110
Mississippi Development Bank Special Obligation (Jackson Public School District), AGM, 5.375%, 4/01/28	1,000,000	1,110,250
		$2,244,360
Healthcare Revenue - Hospitals - 17.0%
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 7/01/32	$270,000	$251,667
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.125%, 7/01/15	980,000	984,351
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.2%, 7/01/18	1,000,000	1,004,120
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 7/01/31	500,000	501,055

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	$325,000	$355,878
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	380,000	406,760
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	320,000	323,197
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	80,000	89,146
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 10/01/36	500,000	560,430
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “B-1”, 5%, 9/01/24	2,000,000	2,033,300
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 10/01/39	2,000,000	2,063,720
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2/01/35	1,000,000	1,010,430
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 1/01/29	1,000,000	1,079,490
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “1”, 5%, 10/01/17	750,000	848,348
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Hospital South Central, 5.25%, 12/01/31	500,000	502,670
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.5%, 4/01/19	250,000	250,300
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.75%, 4/01/23	250,000	250,078
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	215,000	230,977
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	550,000	575,916
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 11/15/39	135,000	152,399
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	75,000	83,912

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	$185,000	$203,565
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	640,000	710,304
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	430,000	439,563
		$14,911,576
Industrial Revenue - Paper - 1.9%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/22	$750,000	$868,020
Warren County, MS, Environmental Improvement Rev. (International Paper Co.), “A”, 4.4%, 3/01/15	750,000	764,790
		$1,632,810
Miscellaneous Revenue - Other - 1.0%
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	$785,000	$840,751

Multi-Family Housing Revenue - 1.2%
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 11/01/37	$150,000	$93,051
Mississippi Home Corp., Multifamily Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 8/20/48	1,000,000	989,070
		$1,082,121
Sales & Excise Tax Revenue - 2.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$450,000	$473,225
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	295,000	305,408
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/29	750,000	912,960
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	720,000	579,794
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	325,000	266,351
		$2,537,738
Single Family Housing - State - 3.3%
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 5.3%, 6/01/34	$150,000	$156,074
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 5.625%, 6/01/39	130,000	134,306
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 12/01/31	1,555,000	1,605,506
Mississippi Housing Finance Corp., Single Family Mortgage Rev., Capital Appreciation, ETM, 0%, 6/01/15 (c)	1,000,000	996,530
		$2,892,416

Issuer	Shares/Par	Value ($)

State & Agency - Other - 1.2%
Mississippi Development Bank Special Obligations, Harrison County Mississippi Highway Construction, “N”, FGIC, 5%, 1/01/16 (c)	$1,000,000	$1,079,880

State & Local Agencies - 23.6%
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	$190,000	$214,523
Mississippi Development Bank Special Obligation (Laurel, MS, Highway Refunding Project), “B”, 4%, 1/01/22	1,485,000	1,627,753
Mississippi Development Bank Special Obligation (Capital Project & Equipment Prepayment), AGM, 5%, 7/01/28	1,320,000	1,434,220
Mississippi Development Bank Special Obligation (City of Jackson, MS), AMBAC, 4.375%, 3/01/16 (c)	1,400,000	1,505,840
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 8/01/27	1,000,000	1,111,700
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/23	345,000	390,813
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/24	360,000	406,552
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/25	380,000	427,557
Mississippi Development Bank Special Obligation (DeSoto County Regional Utility Authority), 5.25%, 7/01/31	905,000	964,268
Mississippi Development Bank Special Obligation (Forrest County Public Improvement Project), 5%, 2/01/29	1,000,000	1,054,350
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/34	1,000,000	1,182,760
Mississippi Development Bank Special Obligation (Harrison County), “D”, ASSD GTY, 4.75%, 10/01/28	1,120,000	1,205,075
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 7/01/22	500,000	557,420
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5.375%, 7/01/36	500,000	536,015
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/18	1,375,000	1,564,654

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/21	$500,000	$582,520
Mississippi Development Bank Special Obligation (Mississippi Highway Construction), AMBAC, 4.75%, 1/01/35	500,000	517,820
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/36	500,000	527,890
Mississippi Development Bank Special Obligation (Southaven Water & Sewer System), ASSD GTY, 5%, 3/01/29	750,000	809,115
Mississippi Development Bank Special Obligation (Tunica County Building Project), AMBAC, 5%, 7/01/16 (c)	1,695,000	1,865,415
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 7/01/31	1,200,000	1,283,184
Mississippi Development Bank Special Obligation, Madison County (Highway Construction), FGIC, 5%, 7/01/16 (c)	500,000	550,860
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	260,000	280,779
		$20,601,083
Tax - Other - 2.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$125,000	$132,066
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	40,000	41,858
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	110,000	119,644
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 10/01/24	135,000	138,416
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	790,000	809,426
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	95,000	94,592
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	85,000	89,627
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	295,000	297,050
		$1,722,679
Tobacco - 1.7%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$420,000	$473,504
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	155,000	117,064
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	780,000	586,903
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	1,210,000	291,683
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	15,000	3,560
		$1,472,714

Issuer	Shares/Par	Value ($)

Toll Roads - 1.1%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$110,000	$124,758
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	85,000	94,168
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 11/15/29	475,000	244,312
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	195,000	207,484
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	310,000	316,560
		$987,282
Transportation - Special Tax - 1.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/33	$1,135,000	$1,079,487

Universities - Colleges - 13.5%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 9/01/34	$1,000,000	$1,070,280
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 9/01/39	920,000	980,950
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 3/01/34	1,500,000	1,583,070
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/28	920,000	1,144,195
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AMBAC, 5.5%, 12/01/23	1,000,000	1,144,210
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 6/01/39	1,000,000	1,009,050
Mississippi Valley State University, Educational Building Corp. Rev., AMBAC, 4.5%, 3/01/37	1,000,000	1,003,750
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “A”, 5%, 10/01/33	1,500,000	1,610,235
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “C”, 4.75%, 11/01/34	715,000	745,909
University of Southern Mississippi, COP (Package Facilities Project), ASSD GTY, 5.125%, 9/15/39	490,000	508,478
University of Southern Mississippi, Educational Building Corp. Rev., “B”, AGM, 5%, 3/01/32	1,000,000	1,041,400
		$11,841,527

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Dormitories - 2.5%
Mississippi State University, Educational Building Corp. Rev., 5%, 8/01/36	$1,000,000	$1,063,570
Mississippi State University, Educational Building Corp. Rev., 5.25%, 8/01/38	1,000,000	1,094,830
		$2,158,400
Utilities - Investor Owned - 0.8%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	$370,000	$438,565
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (b)	265,000	290,755
		$729,320
Utilities - Municipal Owned - 2.3%
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	$155,000	$174,955
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.7%, 7/01/27	155,000	166,989
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.75%, 7/01/28	100,000	107,524
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.85%, 7/01/29	485,000	521,875
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, SYNCORA, 5%, 3/01/26	1,000,000	1,019,110
		$1,990,453
Utilities - Other - 0.8%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$375,000	$421,425
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	185,000	206,479
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	95,000	106,140
		$734,044

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - 7.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	$565,000	$417,366
Grenada, MS, Development Bank Special Obligations (Water & Sewer Systems Project), “N”, AGM, 5%, 9/15/15 (c)	1,000,000	1,069,460
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	285,000	295,200
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	750,000	942,600
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), AGM, 5%, 9/01/14 (c)	2,000,000	2,039,840
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), “A”, AGM, 5%, 9/01/23	1,220,000	1,356,176
		$6,120,642
Total Municipal Bonds (Identified Cost, $81,658,920)		$85,482,312

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,231,523	$1,231,523
Total Investments (Identified Cost, $82,890,443)		$86,713,835

Other Assets, Less Liabilities - 0.9%		749,587
Net Assets - 100.0%		$87,463,422

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/14

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.0%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.1%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	$555,000	$607,128
New York, NY, City Industrial Development Agency, Special Facilities Rev. (Terminal One Group), 5.5%, 1/01/24	1,000,000	1,059,500
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), NATL, 6.25%, 12/01/15	1,000,000	1,050,230
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/42	1,160,000	1,266,778
		$3,983,636
General Obligations - General Purpose - 6.6%
Guam Government, “A”, 5.25%, 11/15/37	$290,000	$263,381
Guam Government, “A”, 7%, 11/15/39	105,000	111,215
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	230,000	259,090
Nassau County, NY, General Improvement, “B”, 5%, 4/01/23	1,820,000	2,086,539
New York, NY, “B”, 5%, 8/01/18	3,000,000	3,465,600
New York, NY, “E”, 5%, 8/01/21	2,500,000	2,925,150
New York, NY, “E-1”, 6.25%, 10/15/28	1,000,000	1,179,980
New York, NY, “J”, 5%, 8/01/22	1,000,000	1,169,660
New York, NY, “J”, FGIC, 5.5%, 2/15/26	5,000	5,018
State of Illinois, 5.5%, 7/01/33	180,000	194,609
State of Illinois, 5.5%, 7/01/38	535,000	573,804
		$12,234,046
General Obligations - Schools - 1.1%
Beaumont, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, AGM, 0%, 8/01/40	$3,730,000	$926,644
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 6/15/14 (c)	500,000	507,265
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 6/15/15 (c)	500,000	543,315
		$1,977,224
Healthcare Revenue - Hospitals - 9.6%
Chautauqua County, NY, Capital Resource Corp. Rev. (Women’s Christian Assn.), “A”, 8%, 11/15/30	$550,000	$574,057
Genesee County, NY, Industrial Development Agency, Civic Facilities Rev. (United Medical Center Project), 5%, 12/01/32	500,000	479,820
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	215,000	234,554
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	715,000	779,965

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Madison County, NY, Industrial Development Agency, Civic Facilities Rev. (Oneida), 5.25%, 2/01/27	$1,425,000	$1,426,368
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	165,000	183,863
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev. (Highland Hospital of Rochester), 5%, 8/01/25	995,000	1,025,805
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	35,000	36,967
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/35	1,495,000	1,642,332
New York Dormitory Authority Rev., Non-State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 8/15/34	2,000,000	2,300,640
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/26	2,000,000	2,145,980
New York Dormitory Authority Rev., Non-State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 7/01/25	750,000	839,243
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 6.25%, 12/01/37	750,000	738,098
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2/15/23	1,000,000	1,103,670
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 4.5%, 7/01/32	500,000	438,645
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/28	1,000,000	1,031,800
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	165,000	184,607
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	395,000	434,638
Westchester County, NY, Health Care Corp. Rev., “B”, 6%, 11/01/30	1,000,000	1,118,920
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	945,000	966,017
		$17,685,989
Healthcare Revenue - Long Term Care - 1.3%
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc.), 6%, 12/01/40	$1,000,000	$1,076,500

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (Gurwin Jewish Phase II), 6.7%, 5/01/14 (c)	$370,000	$379,272
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	120,000	133,448
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	180,000	198,034
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 9/15/37	500,000	390,700
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	20,000	21,943
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	130,000	142,981
		$2,342,878
Human Services - 0.4%
New York Dormitory Authority Rev., Non-State Supported Debt (NYSARC, Inc.), “A”, 6%, 7/01/32	$705,000	$770,713

Industrial Revenue - Airlines - 0.3%
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 8/01/25	$350,000	$382,386
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 8/01/31	100,000	109,374
		$491,760
Industrial Revenue - Environmental Services - 0.6%
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/42	$1,160,000	$1,130,142

Industrial Revenue - Other - 1.1%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/35	$580,000	$636,985
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 9/01/35	250,000	250,968
Onondaga County, NY, Industrial Development Agency, Sewer Facilities Rev. (Bristol-Meyers Squibb Co.), 5.75%, 3/01/24	1,000,000	1,203,770
		$2,091,723
Industrial Revenue - Paper - 0.2%
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.15%, 4/01/21	$470,000	$470,649

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Entertainment & Tourism - 1.0%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 7/15/40	$1,750,000	$1,877,575

Miscellaneous Revenue - Other - 5.5%
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	$205,000	$204,686
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	315,000	310,625
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	1,665,000	1,783,248
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/49	2,500,000	2,695,275
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 11/15/44	1,000,000	1,035,150
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/28	3,000,000	3,048,420
New York, NY, Industrial Development Agency, Civic Facilities Rev. (United Jewish Appeal - Federation of Jewish Philanthropies of NY, Inc.), “A”, 5%, 7/01/27	1,000,000	1,009,070
		$10,086,474
Multi-Family Housing Revenue - 2.8%
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/33	$400,000	$372,508
New York Housing Finance Agency Rev. (Affordable Housing), “D”, 5%, 11/01/40	1,520,000	1,552,026
New York Housing Finance Agency Rev., “A”, 5.1%, 8/15/41	755,000	755,347
New York Housing Finance Agency Rev., “A”, 5.25%, 11/01/41	1,000,000	1,037,350
New York, NY, City Housing Development Corp., 5.5%, 11/01/34	15,000	15,053
New York, NY, City Housing Development Corp., “C”, 5%, 11/01/26	500,000	504,205
New York, NY, City Housing Development Corp., Multifamily Housing Rev., 4.8%, 11/01/35	1,000,000	1,019,150
		$5,255,639
Sales & Excise Tax Revenue - 0.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/34	$1,000,000	$1,057,130
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	180,000	197,566
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	200,000	223,574
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/19 (c)	10,000	12,081
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	275,000	225,374
		$1,715,725

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing - State - 2.3%
New York Housing Finance Agency Rev., “E”, 3%, 11/01/30	$1,000,000	$862,900
New York Housing Finance Agency Rev., “E”, 3.4%, 11/01/37	1,000,000	848,470
New York Mortgage Agency Rev., “130”, 4.65%, 4/01/27	1,630,000	1,654,238
New York Mortgage Agency Rev., “49”, 3.8%, 10/01/38	1,000,000	988,980
		$4,354,588
State & Agency - Other - 0.9%
New York Dormitory Authority (City University), AMBAC, 5.75%, 7/01/18	$800,000	$883,392
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 5/15/19	715,000	777,112
		$1,660,504
State & Local Agencies - 11.8%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.908%, 6/01/37	$1,405,000	$957,016
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	215,000	241,312
New York City Educational Construction Fund Rev., “A”, 5.75%, 4/01/33	1,860,000	2,126,333
New York Dormitory Authority Rev. (School Program), 6.25%, 7/01/20	1,390,000	1,396,338
New York Dormitory Authority Rev., City University System, “A”, 5.625%, 7/01/16	2,415,000	2,569,222
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 2/15/40	830,000	885,510
New York Dormitory Authority Rev., State University Educational Facilities, “A”, 5.875%, 5/15/17	1,130,000	1,261,238
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	2,000,000	2,159,840
New York Urban Development Corp. Rev. (State Facilities), AMBAC, 5.6%, 4/01/15	1,060,000	1,087,719
New York Urban Development Corp. Rev., “D”, 5.625%, 1/01/28	2,000,000	2,275,980
New York Urban Development Corp. Rev., State Personal Income Tax Rev., “C”, 5%, 12/15/18	3,000,000	3,496,980
New York Urban Development Corp., State Personal Income Tax Rev., “D”, 5%, 3/15/22	2,000,000	2,358,440
United Nations Development Corp., “A”, 5%, 7/01/26	500,000	540,350
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	125,000	138,144
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	230,000	253,377
		$21,747,799
Tax - Other - 9.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$270,000	$285,263
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	90,000	94,181

Issuer	Shares/Par	Value ($)

Tax - Other - continued
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/47	$3,000,000	$3,297,240
New York Dormitory Authority, State Personal Income Tax Rev., “A”, 5%, 12/15/25	2,000,000	2,295,960
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 7/15/40	2,000,000	2,125,160
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 1/15/39	2,000,000	2,163,800
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 1/15/32	1,000,000	1,081,040
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2/01/27	3,000,000	3,363,900
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	605,000	648,409
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	1,250,000	1,244,638
		$16,599,591
Tobacco - 4.1%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/47	$590,000	$475,021
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/37	765,000	645,874
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	775,000	624,821
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/37	1,235,000	942,848
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	355,000	400,223
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	460,000	442,249
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	335,000	253,009
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	1,535,000	1,154,995
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	2,550,000	614,703
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	35,000	8,306
New York County Tobacco Trust II, 5.625%, 6/01/35	795,000	789,586
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 6/01/32	750,000	759,480
Westchester, NY, Tobacco Asset Securitization Corp., 5.125%, 6/01/45	500,000	395,870
		$7,506,985
Toll Roads - 4.4%
New York Thruway Authority General Rev., Junior Indebtedness Obligation, “A”, 5%, 5/01/19	$1,500,000	$1,732,695

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Toll Roads - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$205,000	$232,503
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	170,000	188,336
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 1/01/28	1,000,000	1,120,370
Triborough Bridge & Tunnel Authority Rev., NY, “A-2”, 5%, 11/15/29	2,000,000	2,243,580
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 11/15/29	2,540,000	1,306,424
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 11/15/31	3,000,000	1,363,740
		$8,187,648
Transportation - Special Tax - 1.3%
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 11/15/28	$2,000,000	$2,359,140

Universities - Colleges - 18.2%
Albany, NY, Capital Resource Corp. Rev. (The College Saint Rose), “A”, 5.625%, 7/01/31	$1,000,000	$1,055,530
Hempstead, NY, Industrial Development Agency Civic Rev. (Adelphi University), 5%, 10/01/30	1,515,000	1,582,508
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “B”, 5.25%, 2/01/39	500,000	522,030
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/28	1,000,000	1,083,880
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	1,945,000	2,005,937
Madison County, NY, Industrial Development Agency Civic Facilities Rev. (Colgate University), “A”, AMBAC, 5%, 7/01/35	1,585,000	1,627,874
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 4/01/29	1,325,000	1,507,201
Monroe County, NY, Industrial Development Corp. Rev., “A”, 5%, 7/01/23	500,000	567,445
Monroe County, NY, Industrial Development Corp. Rev., “A”, 5%, 7/01/24	1,000,000	1,129,310
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17 (c)	985,000	1,140,610
New York Dormitory Authority Rev., Non-State Supported Debt (Brooklyn Law School), 5.75%, 7/01/33	600,000	634,932
New York Dormitory Authority Rev., Non-State Supported Debt (Cornell University), “A”, 5%, 7/01/31	2,000,000	2,111,540
New York Dormitory Authority Rev., Non-State Supported Debt (Manhattan Marymount), 5.125%, 7/01/39	2,000,000	2,074,700

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, FGIC, 5%, 7/01/29	$1,000,000	$1,009,970
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, 5.25%, 7/01/48	1,955,000	2,080,804
New York Dormitory Authority Rev., Non-State Supported Debt (Pace University), “A”, 5%, 5/01/38	500,000	482,345
New York Dormitory Authority Rev., Non-State Supported Debt (Pace University), “A”, 4.25%, 5/01/42	1,000,000	828,430
New York Dormitory Authority Rev., Non-State Supported Debt (St. John’s University), “A”, 5%, 7/01/27	950,000	1,046,235
New York Dormitory Authority Rev., Non-State Supported Debt (St. Josephs College), 5.25%, 7/01/35	2,000,000	2,052,260
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 10/01/20	2,000,000	2,301,900
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 7/01/40	2,000,000	2,073,260
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	80,000	65,420
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	135,000	106,853
Seneca County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Chiropractic), 5%, 10/01/27	500,000	512,875
St. Lawrence County, NY, Industrial Development Agency Rev. (Clarkson University), 5%, 7/01/31	2,225,000	2,293,308
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnical Institute), “E”, 5%, 9/01/31	1,000,000	1,058,290
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 6/01/41	595,000	638,203
		$33,593,650
Universities - Dormitories - 1.2%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 10/01/41	$2,000,000	$2,147,420

Universities - Secondary Schools - 1.1%
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/43 (n)	$750,000	$702,960
Build NYC Resource Corp. Rev. (South Bronx Charter School for International Cultures and the Arts), “A”, 5%, 4/15/43	1,000,000	787,930

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - continued
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$535,000	$602,613
		$2,093,503
Utilities - Municipal Owned - 4.2%
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	$515,000	$543,722
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 5%, 5/01/21	1,500,000	1,680,855
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6.25%, 4/01/33	1,000,000	1,143,220
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	2,000,000	2,257,480
New York Utility Debt Securitization Authority Rev., “TE”, 5%, 6/15/18	1,500,000	1,633,650
New York Utility Debt Securitization Authority Rev., “TE”, 5%, 12/15/18	500,000	554,555
		$7,813,482
Utilities - Other - 0.8%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/38	$1,085,000	$1,369,899
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	115,000	116,857
		$1,486,756
Water & Sewer Utility Revenue - 4.2%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 7/01/33	$1,345,000	$901,648
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	170,000	115,287
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	95,000	70,177

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	$315,000	$326,274
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	100,000	125,680
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “A”, 5%, 6/15/26	2,000,000	2,343,980
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “B”, 5%, 6/15/33	2,140,000	2,335,896
New York, NY, Municipal Water & Sewer Finance Authority Rev., 4.75%, 6/15/30	1,245,000	1,320,733
New York, NY, Municipal Water & Sewer Finance Authority Rev., ETM, AMBAC, 6.75%, 12/01/14 (c)	165,000	172,136
		$7,711,811
Total Municipal Bonds (Identified Cost, $171,508,517)		$179,377,050

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,613,642	$2,613,642
Total Investments (Identified Cost, $174,122,159)		$181,990,692

Other Assets, Less Liabilities - 1.6%		2,884,948
Net Assets - 100.0%		$184,875,640

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/14

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%

Issuer	Shares/Par	Value ($)

Airport Revenue - 6.0%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), AMBAC, 5%, 7/01/23	$1,430,000	$1,568,324
Charlotte, NC, Airport Rev., “A”, 4.75%, 7/01/28	1,250,000	1,332,563
Charlotte, NC, Airport Rev., “A”, NATL, 5%, 7/01/29	2,000,000	2,018,240
Charlotte, NC, Airport Rev., “A”, NATL, 5%, 7/01/34	4,485,000	4,503,030
Charlotte, NC, Airport Rev., “A”, 5%, 7/01/36	3,000,000	3,181,080
Chicago, IL, O’Hare International Airport Rev. General Airport Sr. Lien Rev., “A”, 5%, 1/01/22	2,515,000	2,841,648
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	1,055,000	1,154,096
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/36	3,440,000	3,712,379
		$20,311,360
General Obligations - General Purpose - 6.3%
Cary, NC, Public Improvement, 5%, 3/01/24	$2,940,000	$3,575,863
Guam Government, “A”, 6.75%, 11/15/29	240,000	254,191
Guam Government, “A”, 7%, 11/15/39	265,000	280,685
Mecklenburg County, NC, “A”, 5%, 8/01/18	5,100,000	5,928,903
New Hanover County, NC, Community College Bonds, “A”, 5%, 6/01/21	2,265,000	2,686,290
New Hanover County, NC, Public Improvement, “A”, 5%, 8/01/30	2,000,000	2,228,900
North Carolina Capital Improvement Obligation, “A”, 5%, 5/01/26	1,450,000	1,646,272
North Carolina Capital Improvement Obligation, “C”, 5%, 5/01/25	2,710,000	3,127,936
State of Illinois, 5.5%, 7/01/33	365,000	394,623
State of Illinois, 5.5%, 7/01/38	1,095,000	1,174,420
		$21,298,083
General Obligations - Schools - 4.6%
Johnston County, NC, “B”, 5%, 2/01/18	$1,425,000	$1,634,461
Wake County, NC, “C”, 5%, 3/01/20	3,000,000	3,552,630
Wake County, NC, “C”, 5%, 3/01/21	3,000,000	3,576,060
Wake County, NC, “C”, 5%, 3/01/24	5,570,000	6,774,680
		$15,537,831
Healthcare Revenue - Hospitals - 18.8%
Albemarle, NC, Hospital Authority Health Care Facilities Rev., 5.25%, 10/01/38	$2,000,000	$2,303,100
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/31	1,000,000	1,024,970
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5.25%, 1/15/34	4,000,000	4,302,000

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	$1,140,000	$1,248,311
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	360,000	392,742
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	1,385,000	1,510,841
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	1,820,000	1,838,182
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	310,000	345,439
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/39	1,450,000	1,512,684
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	790,000	848,705
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	1,110,000	1,162,303
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	55,000	58,092
North Carolina Hospital Authority Mortgage Rev. (Johnston Memorial), AGM, 5.25%, 10/01/36	1,960,000	2,098,141
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.375%, 7/01/26	2,000,000	2,253,160
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.5%, 7/01/31	1,000,000	1,127,660
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), 5.75%, 1/01/21 (c)	800,000	988,944
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County Healthcare System), “A”, AMBAC, 5%, 7/01/14 (c)	1,155,000	1,168,687
North Carolina Medical Care Commission, Health Care Facilities Rev. (Columbus Regional Healthcare System), “A”, 4%, 10/01/42	2,000,000	1,653,080
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/35	1,620,000	1,714,867
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/42	2,420,000	2,560,529

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/42	$3,500,000	$3,689,945
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), “A”, 5.25%, 11/01/40	3,000,000	3,181,080
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/30	5,250,000	5,621,070
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, ASSD GTY, 5.625%, 10/01/14 (c)	500,000	513,525
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/31	4,355,000	4,682,278
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 5%, 10/01/25	1,600,000	1,715,296
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/29	2,215,000	2,429,346
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5%, 6/01/34	2,000,000	2,079,340
North Carolina Medical Care Commission, Hospital Rev. (Wilson Memorial Hospital), Capital Appreciation, AMBAC, 0%, 11/01/15	1,140,000	1,132,829
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 10/01/38	1,000,000	1,058,460
Onslow County, NC, Hospital Authority (Onslow Memorial Hospital Project), NATL, 5%, 10/01/26	1,155,000	1,199,121
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 9/01/39	2,040,000	2,481,232
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 11/15/39	470,000	530,574
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	270,000	302,084
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	635,000	698,722
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	2,195,000	2,436,121
		$63,863,460
Healthcare Revenue - Long Term Care - 1.4%
North Carolina Medical Care Commission, Health Care Facilities Rev. (Lutheran Services for the Aging, Inc. Obligated Services) “A”, 5%, 3/01/37	$1,000,000	$918,200
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 1/01/31	480,000	488,717

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 1/01/39	$1,520,000	$1,544,138
North Carolina Medical Care Commission, Retirement Facilities Rev. (The United Methodist Retirement Homes), “A”, 5%, 10/01/33	1,590,000	1,549,423
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	35,000	38,401
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	220,000	241,967
		$4,780,846
Industrial Revenue - Paper - 0.3%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 5/01/34	$1,000,000	$1,043,700

Miscellaneous Revenue - Other - 1.7%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2/01/25	$1,000,000	$1,185,730
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	420,000	419,357
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	640,000	631,110
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	3,145,000	3,368,358
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	100,000	107,601
		$5,712,156
Multi-Family Housing Revenue - 0.6%
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 1/01/22	$855,000	$854,966
North Carolina Medical Care Commission, Health Care Facilities Rev., “A” (ARC Projects), 5.8%, 10/01/34	1,000,000	1,026,990
		$1,881,956
Port Revenue - 0.3%
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2/01/40	$1,000,000	$1,041,130

Sales & Excise Tax Revenue - 1.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	$1,675,000	$1,846,805
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	1,140,000	1,180,219

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/19 (c)	$15,000	$18,121
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	555,000	454,845
		$3,499,990
Single Family Housing - State - 1.9%
North Carolina Housing Finance Agency Rev., “23-A”, 4.8%, 1/01/37	$1,490,000	$1,495,796
North Carolina Housing Finance Agency Rev., “24-A”, 4.75%, 7/01/26	1,545,000	1,553,111
North Carolina Housing Finance Agency Rev., “25-A”, 5.75%, 1/01/37	200,000	205,478
North Carolina Housing Finance Agency Rev., “29-A”, 4.85%, 7/01/38	1,430,000	1,437,922
North Carolina Housing Finance Agency Rev., “31-A”, 5.25%, 7/01/38	1,570,000	1,645,140
		$6,337,447
State & Agency - Other - 2.4%
Charlotte, NC, COP (Transit Projects), 5%, 6/01/33	$3,000,000	$3,157,260
Charlotte, NC, COP (Transit Projects), “E”, 5%, 6/01/35	1,990,000	1,995,652
Charlotte, NC, COP, “E”, 5%, 6/01/26	760,000	838,265
Charlotte, NC, COP, “E”, 5%, 6/01/34	2,000,000	2,142,400
		$8,133,577
State & Local Agencies - 10.8%
Asheville, NC, Limited Obligation, 5%, 4/01/28	$400,000	$448,336
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 6/01/39	5,130,000	5,344,947
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.908%, 6/01/37	2,260,000	1,539,399
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, ASSD GTY, 5%, 6/01/45	1,355,000	1,357,033
Harnett County, NC, 5%, 6/01/14 (c)	655,000	660,168
Harnett County, NC, 5%, 6/01/28	45,000	45,199
Harnett County, NC, COP, ASSD GTY, 5%, 6/01/29	400,000	430,044
Iredell County, NC, Public Facilities (School Projects), AGM, 5.125%, 6/01/27	3,230,000	3,542,890
Mecklenburg County, NC, COP, “A”, 5%, 2/01/28	350,000	383,040
Mooresville, NC, COP, 5%, 9/01/32	3,120,000	3,272,225
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 10/01/30	2,000,000	2,218,260
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/24	750,000	856,492
Pitt County, NC, Limited Obligation, “A”, 5%, 4/01/35	2,000,000	2,095,880
Salisbury, NC, COP, ASSD GTY, 5.625%, 3/01/26	1,000,000	1,108,410
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	230,000	254,184

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	$425,000	$468,197
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 6/01/32	3,000,000	3,302,880
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2010”, 5%, 1/01/33	6,000,000	6,655,320
Wilmington, NC, COP, “A”, 5%, 6/01/38	2,650,000	2,767,050
		$36,749,954
Tax - Other - 1.4%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$420,000	$443,743
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	145,000	151,735
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	1,005,000	1,077,109
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	305,000	312,500
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	350,000	348,498
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	305,000	321,604
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	2,090,000	2,149,460
		$4,804,649
Tobacco - 2.4%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/37	$1,295,000	$1,093,343
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	1,975,000	2,226,595
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	940,000	903,725
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	540,000	407,835
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	3,085,000	2,321,277
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	4,685,000	1,129,366
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	60,000	14,238
		$8,096,379
Toll Roads - 0.8%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$435,000	$493,360
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	350,000	387,751
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	725,000	771,414

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Toll Roads - continued
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	$1,160,000	$1,184,546
		$2,837,071
Transportation - Special Tax - 4.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/28	$1,715,000	$1,698,159
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ETM, AGM, 6%, 7/01/18 (c)	5,810,000	6,771,962
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/28	2,300,000	2,583,084
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/36	3,000,000	3,255,600
		$14,308,805
Universities - Colleges - 14.3%
Appalachian State University, NC, Rev., NATL, 5%, 7/15/15 (c)	$370,000	$392,751
Appalachian State University, NC, Rev., 4%, 10/01/19	1,080,000	1,184,782
Appalachian State University, NC, Rev., NATL, 5%, 7/15/30	630,000	646,040
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/30	1,000,000	1,152,080
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	2,000,000	2,062,660
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17 (c)	1,545,000	1,789,079
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5.25%, 3/01/33	1,000,000	1,045,290
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/28	980,000	1,115,750
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/29	865,000	981,031
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/31	2,000,000	2,238,460
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/38	1,000,000	1,090,100
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5%, 10/01/38	2,500,000	2,651,650
North Carolina Capital Facilities, Finance Agency Rev. (Meredith College), 6%, 6/01/31	3,240,000	3,423,578
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	450,000	476,685

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 7/01/20	$2,180,000	$2,093,934
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	170,000	139,017
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	275,000	217,663
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	115,000	89,216
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	55,000	41,444
University of North Carolina, Chapel Hill, 5%, 12/01/31	3,250,000	3,586,407
University of North Carolina, Chapel Hill, “A”, ASSD GTY, 5%, 4/01/34	200,000	213,260
University of North Carolina, Charlotte, Rev., 5%, 4/01/43	1,715,000	1,846,352
University of North Carolina, Greensboro, 5%, 4/01/26	3,000,000	3,372,000
University of North Carolina, Raleigh, Rev., “A”, 5%, 10/01/29	5,000,000	5,754,000
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 10/01/34	1,890,000	2,058,720
University of North Carolina, Systems Pool Rev., “B”, 5.125%, 10/01/34	2,000,000	2,133,360
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/24	1,615,000	1,838,645
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/25	1,705,000	1,933,044
University of North Carolina, Wilmington, COP (Student Housing Project), FGIC, 5%, 6/01/28	1,825,000	1,898,036
Winston-Salem State University, NC, General Rev., 5%, 4/01/33	1,000,000	1,067,850
		$48,532,884
Utilities - Cogeneration - 0.3%
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/45	$1,250,000	$1,181,713

Utilities - Municipal Owned - 7.9%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/20	$1,000,000	$1,131,080
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/21	1,000,000	1,128,330
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	520,000	586,945

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
North Carolina Eastern Municipal Power Agency, AMBAC, 6%, 1/01/18	$14,245,000	$16,632,604
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, 5%, 1/01/30	2,500,000	2,709,100
Raleigh, NC, “A”, 5%, 9/01/20	4,000,000	4,731,840
		$26,919,899
Utilities - Other - 1.7%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	$1,695,000	$2,131,446
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	1,055,000	1,185,609
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	1,290,000	1,437,124
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	805,000	894,774
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	255,000	259,118
		$5,908,071
Water & Sewer Utility Revenue - 9.2%
Asheville, NC, Water & Sewer Systems Rev., NATL, 5%, 8/01/32	$1,000,000	$1,054,410
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/35	3,000,000	3,203,970
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/36	4,410,000	4,742,558
Charlotte, NC, Storm Water Fee Rev., 5%, 6/01/34	3,675,000	3,691,244
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.25%, 7/01/24	1,000,000	746,000
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	350,000	237,356
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	1,090,000	805,183

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Durham County, NC, Enterprise Systems Rev., 5%, 6/01/29	$1,590,000	$1,807,766
Fayetteville, NC, Public Works Commission Rev., “B”, 5%, 3/01/35	1,750,000	1,913,695
Greenville, NC, Utilities Commission, Combined Enterprise System Rev., “A”, AGM, 5%, 11/01/33	2,400,000	2,573,040
High Point, NC, Combined Enterprise System Rev., AGM, 5%, 11/01/33	2,000,000	2,194,980
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 6/01/30	500,000	569,690
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 6/01/34	1,000,000	1,111,070
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 6/01/36	800,000	898,944
Raleigh, NC, Combined Enterprise Systems Rev., “A”, 5%, 3/01/29	3,145,000	3,593,917
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 6/01/34	2,000,000	2,194,880
		$31,338,703
Total Municipal Bonds (Identified Cost, $318,261,449)		$334,119,664

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	435,865	$435,865
Total Investments (Identified Cost, $318,697,314)		$334,555,529

Other Assets, Less Liabilities - 1.6%		5,557,037
Net Assets - 100.0%		$340,112,566

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/14

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.8%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.1%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	$335,000	$366,459
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 6/15/40	2,000,000	2,083,100
		$2,449,559
General Obligations - General Purpose - 9.5%
Chester County, PA, 5%, 11/15/32	$1,000,000	$1,123,370
Commonwealth of Pennsylvania, 5%, 4/15/15	1,515,000	1,590,356
Commonwealth of Pennsylvania, 5%, 4/15/19	1,000,000	1,169,590
Commonwealth of Pennsylvania, 5%, 6/01/20	1,500,000	1,767,210
Commonwealth of Pennsylvania, 5%, 11/15/21	500,000	592,280
Commonwealth of Pennsylvania, 5%, 7/01/22	500,000	591,365
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 7/01/15 (c)	1,860,000	1,981,979
Guam Government, “A”, 6.75%, 11/15/29	75,000	79,435
Guam Government, “A”, 7%, 11/15/39	90,000	95,327
Luzerne County, PA, AGM, 6.75%, 11/01/23	500,000	559,105
Philadelphia, PA, Redevelopment Authority Rev., BAM, 5%, 4/15/24	1,000,000	1,110,150
State of Illinois, 5.5%, 7/01/33	125,000	135,145
State of Illinois, 5.5%, 7/01/38	380,000	407,561
		$11,202,873
General Obligations - Schools - 12.6%
Allegheny Valley, PA, School District, “A”, NATL, 5%, 11/01/28	$1,000,000	$1,010,710
Carlisle, PA, School District, 5%, 9/01/26	1,000,000	1,124,160
Central Dauphin, PA, School District, 4%, 12/01/20	1,000,000	1,117,510
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/31	1,150,000	531,450
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/33	760,000	313,181
Daniel Boone, PA, School District, 5%, 8/15/32	500,000	529,065
Deer Lakes, PA, School District, ASSD GTY, 5.375%, 4/01/34	1,275,000	1,397,132
Governor Mifflin, PA, School District, “A”, 4%, 4/01/24	1,890,000	2,005,838
Northampton County, PA, Area School District, “A”, 5%, 10/01/33	1,000,000	1,096,310
Reading, PA, School District, “A”, 5%, 4/01/18	1,000,000	1,090,500
Reading, PA, School District, “A”, 5%, 4/01/20	665,000	721,884
Scranton, PA, School District, “A”, AGM, 5%, 7/15/27	1,340,000	1,401,385
West Chester, PA, Area School District, “A”, 5%, 5/15/22	640,000	766,214
West Chester, PA, Area School District, “A”, 5%, 5/15/24	500,000	601,690

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Whitehall-Coplay, PA, School District, “A”, AGM, 5.375%, 11/15/34	$1,000,000	$1,073,530
		$14,780,559
Healthcare Revenue - Hospitals - 19.7%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), 5%, 9/01/18	$500,000	$575,110
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 8/15/29	1,000,000	1,097,640
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A”, 5%, 11/01/40	1,500,000	1,560,570
Blair County, PA, Hospital Authority Rev. (Altoona Regional Health System), 6%, 11/15/39	750,000	792,015
Butler County, PA, Hospital Development Authority Rev. (Butler Health System, Inc.), 7.25%, 7/01/39	500,000	579,995
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), ASSD GTY, 5.875%, 11/15/14 (c)	500,000	517,635
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 11/15/41	500,000	556,890
Chester County, PA, Health & Educational Facilities Authority Rev. (Chester County Junior High School), “A”, 5%, 5/15/40	1,000,000	1,036,160
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.75%, 6/01/20	750,000	839,153
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	305,000	309,087
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	705,000	746,926
Geisinger Authority, PA, Health System Rev., “A”, 5.125%, 6/01/34	1,000,000	1,071,680
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/28	500,000	536,180
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	165,000	180,007
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	445,000	485,433
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/25	335,000	364,235

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	$390,000	$417,464
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5%, 11/15/18	200,000	200,054
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 11/15/35	450,000	447,953
Lehigh County, PA, General Purpose Authority (Good Shepherd Group), 4%, 11/01/36	1,000,000	881,490
Lehigh County, PA, General Purpose Authority (Good Shepherd Group), “A”, 5.625%, 11/01/14 (c)	350,000	360,959
Lehigh County, PA, General Purpose Authority Hospital Rev. (Lehigh Valley Hospital), NATL, 7%, 7/01/16	125,000	131,953
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 7/01/39	750,000	775,950
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	105,000	117,004
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5%, 1/01/27	250,000	256,815
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5.125%, 1/01/37	250,000	253,310
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	20,000	21,124
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/40	500,000	508,490
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pittsburg Medical Center), “E”, 5%, 5/15/19	1,730,000	1,990,279
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), 5.5%, 7/01/26	500,000	480,160
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 5.625%, 7/01/42	300,000	269,589
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (The Children’s Hospital of Philadelphia), “C”, 5%, 7/01/25	1,000,000	1,130,010
South Central, PA, General Authority Rev. (Wellspan Health Properties, Inc.), “A”, 6%, 6/01/25	750,000	845,190
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 11/15/33	500,000	521,115
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 11/15/39	155,000	174,976
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 1/01/32	500,000	528,035

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 7/01/30	$1,000,000	$1,027,050
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	485,000	495,786
		$23,083,472
Healthcare Revenue - Long Term Care - 2.2%
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/37	$300,000	$287,856
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 12/01/22	250,000	249,810
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/40	500,000	520,855
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/41	500,000	452,155
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 1/01/39	500,000	535,200
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 11/15/29	250,000	279,098
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	65,000	72,285
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	105,000	115,520
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	10,000	10,972
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	70,000	76,990
		$2,600,741
Human Services - 0.1%
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 9/01/24	$110,000	$110,041

Industrial Revenue - Other - 1.0%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/31	$1,000,000	$1,157,050

Miscellaneous Revenue - Other - 0.3%
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	$145,000	$144,778
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	225,000	221,875
		$366,653

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - 0.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	$580,000	$639,491
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	120,000	131,711
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	135,000	150,912
		$922,114
Single Family Housing Revenue - Local - 0.5%
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “VV”, GNMA, 4.95%, 11/01/37	$540,000	$543,175

Single Family Housing - State - 3.7%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 4.75%, 10/01/28	$1,000,000	$1,039,670
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “91-A”, 4.875%, 4/01/26	300,000	301,284
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “92-A”, 4.75%, 4/01/31	920,000	929,706
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “93-A”, 5.75%, 4/01/37	50,000	50,471
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “95-A”, 4.875%, 10/01/31	985,000	987,531
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “97-A”, 4.5%, 10/01/22	1,000,000	1,023,450
		$4,332,112
Solid Waste Revenue - 0.7%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/19	$290,000	$290,165
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/32	500,000	505,940
		$796,105
State & Local Agencies - 3.3%
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/18	$715,000	$824,652
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.908%, 6/01/37	730,000	497,240
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 10.29%, 8/01/18 (p)	50,000	65,336
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	335,000	361,773
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/18 (c)	60,000	70,945

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/23	$440,000	$487,397
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/34	500,000	556,585
State Public School Building Authority, PA, Jefferson County (Dubois Technical School), FGIC, 5%, 8/01/14 (c)	1,000,000	1,015,890
		$3,879,818
Tax - Other - 1.0%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/35	$750,000	$728,093
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	140,000	147,914
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	45,000	47,090
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	125,000	135,959
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 10/01/24	135,000	138,416
		$1,197,472
Tax Assessment - 0.2%
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/35	$230,000	$230,248

Tobacco - 2.9%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/47	$325,000	$261,664
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	430,000	346,675
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/37	665,000	507,688
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	755,000	851,179
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	310,000	298,037
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	165,000	124,616
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	705,000	530,470
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	1,630,000	392,928
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	20,000	4,746
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/21	85,000	84,999
		$3,403,002

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Toll Roads - 0.2%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$140,000	$158,782
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	110,000	121,865
		$280,647
Transportation - Special Tax - 1.6%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/20	$655,000	$772,959
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 12/01/30	1,000,000	1,079,060
		$1,852,019
Universities - Colleges - 16.9%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), 5%, 3/01/33	$1,250,000	$1,298,475
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, SYNCORA, 5%, 3/01/24	1,000,000	1,069,410
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/38	250,000	253,053
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 10/15/40	500,000	502,960
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 11/01/31	250,000	269,428
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), 5%, 11/01/26	1,000,000	1,074,610
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), “HH1”, 5%, 11/01/39	300,000	312,117
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 10/01/31	565,000	582,216
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/34	750,000	785,430
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 12/01/19	290,000	333,825
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 12/01/31	350,000	377,832
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 5/01/40	1,000,000	1,014,900
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	1,050,000	1,082,897
Lancaster, PA, Higher Education Authority College Rev. (Franklin & Marshall College), 5%, 4/15/37	500,000	521,855
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17 (c)	505,000	584,780

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Northampton County, PA, General Purpose Authority Rev. (Lafayette College), 5%, 11/01/34	$250,000	$263,780
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 11/15/33	500,000	561,135
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), NATL, 5%, 5/01/37	630,000	649,303
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5.25%, 5/01/27	500,000	520,965
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5%, 5/01/37	500,000	502,580
Pennsylvania Higher Educational Facilities Authority Rev. (Philadelphia University), 5.5%, 6/01/20	500,000	539,025
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/41	500,000	532,190
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania Health System), “A”, 5%, 8/15/24	1,945,000	2,209,306
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	95,000	75,193
Snyder County, PA, Higher Education Authority Rev. (Susquehanna University), 5%, 1/01/38	1,000,000	1,026,830
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 11/01/30	1,000,000	1,069,600
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), 5%, 11/01/35	1,000,000	1,040,860
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 3/01/37	750,000	743,858
		$19,798,413
Universities - Dormitories - 2.7%
Chester County, PA, Industrial Development Authority Student Housing Rev. (University Student Housing LLC Project), 5%, 8/01/45	$1,000,000	$929,850
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 7/01/43	1,000,000	1,004,530
Pennsylvania Higher Educational Facilities Authority Rev. (Indiana University Foundation), “A”, 5%, 7/01/41	750,000	732,488
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/43	500,000	536,730
		$3,203,598

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - 2.5%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$345,000	$388,601
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/37	500,000	499,390
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 11/15/40	500,000	509,530
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/35	665,000	695,869
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/43	400,000	405,392
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/43	400,000	399,944
		$2,898,726
Utilities - Investor Owned - 2.3%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 12/01/39	$1,000,000	$1,052,990
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	415,000	491,904
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (b)	110,000	120,691
Pennsylvania Economic Development Financing Authority, Water Facilities Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 10/01/39	1,000,000	1,054,940
		$2,720,525
Utilities - Municipal Owned - 1.2%
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	$315,000	$332,568
Philadelphia, PA, Gas Works Rev., 5.25%, 8/01/40	1,000,000	1,081,740
		$1,414,308
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	$545,000	$685,332
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/38	280,000	353,522
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	420,000	471,996

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	$235,000	$262,556
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	255,000	283,438
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	75,000	76,211
		$2,133,055
Water & Sewer Utility Revenue - 6.0%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 6/01/40	$1,000,000	$1,048,970
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 12/01/33	1,000,000	1,077,690
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/42	1,000,000	992,400
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 7/01/33	960,000	643,555
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	120,000	81,379
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	260,000	269,305
Guam Water & Wastewater System Rev., 5.25%, 7/01/20	45,000	50,155
Guam Water & Wastewater System Rev., 5.25%, 7/01/21	120,000	132,844
Harrisburg, PA, Water Authority Rev., 5.25%, 7/15/31	1,000,000	917,890
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.25%, 1/01/32	1,000,000	1,071,320
St. Mary’s, PA, Water Authority Rev., 5.15%, 2/01/30	750,000	798,008
		$7,083,516
Total Municipal Bonds (Identified Cost, $108,483,468)		$112,439,801

Money Market Funds - 2.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	3,151,391	$3,151,391
Total Investments (Identified Cost, $111,634,859)		$115,591,192

Other Assets, Less Liabilities - 1.5%		1,794,459
Net Assets - 100.0%		$117,385,651

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/14

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.4%

Issuer	Shares/Par	Value ($)

Airport Revenue - 3.6%
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/21	$2,000,000	$2,239,796
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 7/01/40	2,250,000	2,310,503
Richland Lexington, SC, Airport Rev. (Columbia Airport), AGM, 5.125%, 1/01/25	1,500,000	1,525,890
		$6,076,189
General Obligations - General Purpose - 7.3%
Aiken County, SC, County Administration Building Project, 5%, 3/01/25	$910,000	$1,065,947
Charleston County, SC, Capital Improvement Rev., 5%, 11/01/19	455,000	536,167
Charleston County, SC, General Obligation, Transportation Sales Tax, 5%, 11/01/20	2,000,000	2,374,840
Clinton, SC, Laurens County School District, ASSD GTY, 6.125%, 3/01/33	1,000,000	1,157,510
Guam Government, “A”, 5.25%, 11/15/37	280,000	254,299
Guam Government, “A”, 7%, 11/15/39	50,000	52,960
Richland County, SC, General Obligation, “B”, 5%, 3/01/23	3,000,000	3,601,140
South Carolina, State Highway, “A”, 5%, 6/01/18	3,000,000	3,478,530
		$12,521,393
General Obligations - Schools - 10.0%
Anderson County, SC, School District, “A”, 5%, 3/01/21	$1,065,000	$1,260,449
Anderson County, SC, School District, “A”, 5%, 3/01/26	1,240,000	1,500,660
Chesterfield County, SC, School District, 5%, 3/01/25	3,000,000	3,437,880
Lexington County, SC, School District No. 1, “A”, 5%, 3/01/23	1,030,000	1,226,380
Oconee County, GA, General Obligation, “A”, 5%, 3/01/19	465,000	544,176
Oconee County, GA, General Obligation, “A”, 5%, 3/01/22	805,000	959,447
Orangeburg County, SC, Consolidated School District, 4%, 4/01/19	1,315,000	1,456,573
Richland County, SC, School District No. 1, “A”, 5%, 3/01/25	2,000,000	2,314,320
Richland County, SC, School District No. 1, “A”, 5%, 3/01/29	3,000,000	3,374,760
York County, SC, Fort Mill School District, “A”, 3%, 3/01/32	1,315,000	1,139,500
		$17,214,145
Healthcare Revenue - Hospitals - 17.4%
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	$400,000	$405,360

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	$925,000	$980,010
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, AGM, 5.25%, 11/01/34	1,050,000	1,063,829
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 11/01/37	3,000,000	3,122,580
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 5/01/20	3,400,000	3,951,854
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), 5.375%, 10/01/39	1,000,000	1,048,620
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), “B”, 5%, 10/01/31	1,950,000	2,076,809
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/28	550,000	589,798
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	480,000	525,605
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	155,000	169,097
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	605,000	659,970
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	605,000	647,604
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	865,000	929,209
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5.5%, 5/01/14 (c)	250,000	251,040
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5.5%, 5/01/14 (c)	250,000	251,040
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/32	1,500,000	1,536,420
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 11/01/26	500,000	547,440
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	465,000	469,645
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	400,000	429,724
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	445,000	465,968
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/29	585,000	634,696

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 9/01/39	$915,000	$1,112,905
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), “B”, ASSD GTY, 5.5%, 2/01/38	1,500,000	1,600,515
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Tuomey Health), CIFG, 5%, 11/01/30	375,000	246,870
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5%, 7/01/37	1,250,000	1,283,550
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 8/01/39	275,000	291,371
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), “A”, 5.25%, 8/01/30	1,000,000	1,043,390
Spartanburg County, SC, Regional Health Services District, “A”, 5%, 4/15/37	2,000,000	2,074,960
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	105,000	117,477
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	255,000	280,589
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	945,000	1,048,808
		$29,856,753
Healthcare Revenue - Long Term Care - 1.1%
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/47	$348,651	$217,039
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/47	152,775	1,755
South Carolina Jobs & Economic Development Authority, Health & Facilities Rev., First Mortgage (Wesley Commons), 5.125%, 10/01/26	400,000	381,704
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/43	750,000	641,895
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/48	250,000	214,868
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home), “A”, 6.375%, 5/15/32	400,000	401,064
		$1,858,325
Industrial Revenue - Chemicals - 0.6%
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 1/01/24	$1,000,000	$993,270

Issuer	Shares/Par	Value ($)

Industrial Revenue - Other - 0.7%
Calhoun County, SC, Solid Waste Disposal Facilities Rev. (Carolina Eastman Co.), ETM, 6.75%, 5/01/17 (c)	$1,000,000	$1,176,840

Industrial Revenue - Paper - 1.2%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/23	$1,000,000	$1,001,120
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 6.1%, 4/01/23	1,000,000	1,000,160
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	100,000	106,299
		$2,107,579
Miscellaneous Revenue - Other - 1.1%
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 4/01/18	$570,000	$570,604
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 4/01/19	595,000	595,571
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 4/01/20	630,000	630,454
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	45,000	48,420
		$1,845,049
Multi-Family Housing Revenue - 0.6%
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5%, 2/20/38	$1,000,000	$1,010,670

Port Revenue - 0.2%
South Carolina Ports Authority, Ports Rev., 5.25%, 7/01/40	$250,000	$265,823

Sales & Excise Tax Revenue - 1.4%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$725,000	$762,417
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	200,000	223,574
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	735,000	591,873
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	1,090,000	893,299
		$2,471,163
Single Family Housing - State - 2.4%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/26	$830,000	$830,672
South Carolina Housing, Finance & Development Authority Mortgage Rev., “A-2”, AGM, 5.2%, 1/01/35	540,000	540,200
South Carolina Housing, Finance & Development Authority Rev., 5.55%, 7/01/38	630,000	639,078

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AMBAC, 5.15%, 7/01/37	$850,000	$865,215
South Carolina Housing, Finance & Development Authority Rev., “C-2”, AGM, 4.6%, 7/01/32	1,275,000	1,280,049
		$4,155,214
Solid Waste Revenue - 0.7%
Three Rivers, SC, Solid Waste Authority Rev., 5%, 10/01/28	$1,000,000	$1,144,820

State & Local Agencies - 7.1%
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/24	$1,000,000	$1,200,740
Berkeley County, SC, School District Special Obligation, 5%, 12/01/20	800,000	917,240
Berkeley County, SC, School District Special Obligation, 5%, 12/01/21	1,000,000	1,144,780
Charleston County, SC, Special Source Rev., “C”, 5%, 12/01/21	1,000,000	1,168,730
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), 5%, 12/01/31	3,720,000	3,890,339
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), “B”, 5%, 12/01/30	2,000,000	2,211,200
Greenville County, SC, School District Installment Purchase Rev., AGM, 5%, 12/01/28	680,000	732,958
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	290,000	327,430
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	520,000	561,558
		$12,154,975
Tax - Other - 3.0%
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 4/01/22	$1,025,000	$1,153,474
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/29	750,000	794,055
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/30	500,000	528,545
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	180,000	190,175
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	60,000	62,787
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	160,000	174,027
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 10/01/24	180,000	184,554
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/32	2,100,000	2,124,633
		$5,212,250

Issuer	Shares/Par	Value ($)

Tax Assessment - 0.2%
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 12/01/37	$415,000	$381,410

Tobacco - 2.2%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/47	$405,000	$326,074
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	525,000	423,266
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/37	840,000	641,290
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	850,000	958,282
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	235,000	177,484
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	845,000	635,812
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	2,360,000	568,902
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	30,000	7,119
		$3,738,229
Toll Roads - 0.9%
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 11/15/31	$1,510,000	$686,416
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	335,000	356,447
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	535,000	546,321
		$1,589,184
Transportation - Special Tax - 3.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/26	$735,000	$691,767
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 10/01/14 (c)	1,645,000	1,684,414
South Carolina Transportation Infrastructure Rev., “A”, 5%, 10/01/23	2,825,000	3,207,788
		$5,583,969
Universities - Colleges - 6.3%
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, 5%, 4/01/22	$1,205,000	$1,379,785
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	200,000	211,860
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	75,000	61,331

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	$125,000	$98,938
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	55,000	42,668
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	30,000	22,606
South Carolina Educational Facilities Authority (Wofford College), 5.25%, 4/01/32	1,000,000	1,029,540
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/35	1,000,000	1,072,960
University of South Carolina, Athletic Facilities Rev., “A”, 5.5%, 5/01/38	1,000,000	1,081,280
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/40	2,000,000	2,087,160
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/35	2,555,000	2,736,379
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/39	1,000,000	1,043,780
		$10,868,287
Universities - Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/42	$220,000	$218,513

Utilities - Investor Owned - 0.7%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	$800,000	$948,248
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (b)	150,000	164,579
		$1,112,827
Utilities - Municipal Owned - 8.5%
Easley, SC, Utility Rev., AGM, 5.25%, 12/01/31	$2,500,000	$2,733,775
Easley, SC, Utility Rev., ASSD GTY, 5%, 12/01/34	2,325,000	2,489,029
Greenwood, SC, Combined Public Utility, Refunding & Improvement Systems, NATL, 5%, 12/01/21	175,000	175,340
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/21	2,700,000	3,283,551
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 1/01/30	1,000,000	1,089,190
South Carolina Public Service Authority Rev. (Santee Cooper), “E”, 5%, 1/01/40	2,000,000	2,090,140
South Carolina Public Service Authority Rev., “A”, 5.5%, 1/01/38	2,500,000	2,732,700
		$14,593,725

Issuer	Shares/Par	Value ($)

Utilities - Other - 1.5%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	$685,000	$861,381
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/28	130,000	154,014
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	270,000	301,347
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	290,000	324,005
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	570,000	635,009
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	330,000	366,802
		$2,642,558
Water & Sewer Utility Revenue - 14.3%
Charleston, SC, Waterworks & Sewer Rev., 5%, 1/01/24	$2,995,000	$3,509,900
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 1/01/35	1,000,000	1,087,490
Columbia, SC, Waterworks & Sewer Systems Rev., AGM, 5%, 2/01/15 (c)	1,020,000	1,060,647
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/25	580,000	666,159
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/36	3,000,000	3,244,560
Columbia, SC, Waterworks and Sewer System Rev., 5%, 2/01/20	120,000	140,572
Columbia, SC, Waterworks and Sewer System Rev., 5%, 2/01/21	400,000	470,912
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	165,000	111,896
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	1,110,000	819,957
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 10/01/29	1,000,000	1,068,200
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 1/01/24	1,000,000	1,117,640
Greenwood, SC, Sewer Systems Rev., AGM, 5%, 10/01/30	1,000,000	1,090,100
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	315,000	326,274
Laurens County, SC, Water & Sewer Commission, Waterworks District (Rabon Creek), “A”, 5%, 3/01/32	1,405,000	1,485,155
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 1/15/39	2,000,000	2,201,920
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/33	1,000,000	1,086,810
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 6/01/39	2,000,000	2,139,460
Spartanburg, SC, Waterworks Rev., “A”, AGM, 5%, 6/01/17	2,040,000	2,293,266

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Sumter, SC, Waterworks & Sewer Systems Rev., SYNCORA, 5%, 12/01/25	$540,000	$584,177
		$24,505,095
Total Municipal Bonds (Identified Cost, $161,032,323)		$165,298,255

Money Market Funds - 1.6%

Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,792,200	$2,792,200
Total Investments (Identified Cost, $163,824,523)		$168,090,455

Other Assets, Less Liabilities - 2.0%		3,462,691
Net Assets - 100.0%		$171,553,146

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/14

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.5%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.0%
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 7/01/39	$1,000,000	$1,048,520
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 7/01/25	1,000,000	1,112,100
		$2,160,620
General Obligations - General Purpose - 24.9%
Chattanooga, TN, “B”, 4%, 10/01/23	$1,325,000	$1,451,524
Chattanooga, TN, “B”, 4%, 10/01/26	1,270,000	1,367,041
Guam Government, “A”, 5.25%, 11/15/37	215,000	195,265
Hamilton County, TN, General Obligation, “A”, 4%, 3/01/21	1,305,000	1,460,151
Johnson City, TN, 5%, 6/01/31	1,000,000	1,088,940
Memphis, TN, “A”, 5%, 11/01/22	1,500,000	1,776,435
Memphis, TN, “B”, 5%, 4/01/34	1,025,000	1,132,779
Metropolitan Government of Nashville & Davidson County, TN, 5%, 1/01/18 (c)	2,000,000	2,294,060
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/21	2,000,000	2,351,800
Montgomery County, TN, 4%, 4/01/25	600,000	642,810
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 6/01/34	1,000,000	1,094,900
Shelby County, TN, “A”, 4.75%, 3/01/18	200,000	227,952
Shelby County, TN, “A”, 5%, 3/01/28	2,000,000	2,291,920
State of Tennessee, “A”, 5%, 8/01/22	1,500,000	1,805,310
State of Tennessee, “A”, 5%, 10/01/29	1,500,000	1,715,160
State of Tennessee, “C”, 5%, 5/01/16	500,000	547,540
Sumner County, TN, 5%, 6/01/20	1,175,000	1,379,838
Sumner County, TN, 5%, 6/01/21	1,300,000	1,533,311
Williamson County, TN, “A”, 4%, 5/01/22	780,000	883,990
Williamson County, TN, School District, “A”, 4%, 3/01/19	1,015,000	1,145,478
		$26,386,204
General Obligations - Schools - 0.9%
Williamson County, TN, School District, 5%, 4/01/26	$740,000	$943,041

Healthcare Revenue - Hospitals - 11.2%
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 7/01/32	$280,000	$260,988
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/45	500,000	526,090
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 10/01/33	1,000,000	1,132,550
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	295,000	298,953

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	$680,000	$720,440
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	405,000	443,479
Jackson, TN, Hospital Rev. (Jackson-Madison Project), 5.625%, 4/01/38	1,000,000	1,059,820
Johnson City, TN, Health & Education Financing Authority Rev. (Johnson City Medical Center Hospital), ETM, NATL, 5%, 7/01/18 (c)	195,000	195,472
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 7/01/31	400,000	410,740
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	790,000	845,632
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	265,000	284,671
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, AGM, 0%, 1/01/41	900,000	201,762
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	675,000	681,743
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	85,000	94,717
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	510,000	547,898
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Credit Group), “C”, 5%, 11/15/40	1,500,000	1,570,875
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), “B”, AGM, 5.25%, 9/01/27	1,500,000	1,579,425
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 11/15/39	170,000	191,910
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	785,000	871,232
		$11,918,397
Healthcare Revenue - Long Term Care - 2.2%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5.125%, 4/01/23	$430,000	$433,853

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/43	$1,000,000	$872,130
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board Rev. (The Blakeford at Green Hills), 5%, 7/01/37	1,000,000	1,007,320
		$2,313,303
Industrial Revenue - Other - 0.3%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/35	$255,000	$280,054

Miscellaneous Revenue - Entertainment & Tourism - 2.5%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 11/01/29	$2,500,000	$2,690,950

Miscellaneous Revenue - Other - 5.2%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 7/01/15 (c)	$1,000,000	$1,089,560
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 8/01/17	435,000	436,222
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/21	535,000	615,528
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/23	1,205,000	1,387,063
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/26	920,000	966,405
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	980,000	1,049,600
		$5,544,378
Multi-Family Housing Revenue - 1.0%
Knoxville, TN, Community Development Corp., 5%, 7/01/24	$1,000,000	$1,004,880

Sales & Excise Tax Revenue - 1.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	$480,000	$529,234
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	300,000	310,584
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	120,000	134,144
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	525,000	422,767
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	160,000	131,126
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 8/01/56	7,755,000	430,247
		$1,958,102

Issuer	Shares/Par	Value ($)

Single Family Housing - State - 5.7%
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 7/01/26	$990,000	$998,474
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 7/01/29	795,000	820,996
Tennessee Housing Development Agency Rev., Homeownership Program, 5.45%, 7/01/38	295,000	304,661
Tennessee Housing Development Agency Rev., Homeownership Program, “2”, 4.55%, 7/01/24	1,345,000	1,383,871
Tennessee Housing Development Agency Rev., Homeownership Program, “2-C”, 3.1%, 7/01/28	645,000	621,154
Tennessee Housing Development Agency Rev., Homeownership Program, “2-C”, 3.3%, 1/01/31	975,000	933,670
Tennessee Housing Development Agency, Residential Financing Program Rev., “1-B”, 3.6%, 1/01/31	955,000	932,615
		$5,995,441
State & Agency - Other - 1.0%
Hardeman County, TN, Industrial Development Board Rev., “B”, ASSD GTY, 5%, 6/01/40	$1,000,000	$1,037,930

State & Local Agencies - 6.7%
Blount County, TN, Public Building Authority Rev. (Local Government Public Improvement), “B-12-A”, 5%, 6/01/22	$500,000	$569,770
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/20	700,000	804,307
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/24	1,000,000	1,110,990
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	310,000	334,775
Tennessee School Bond Authority, “B”, 5.125%, 5/01/33	2,000,000	2,180,380
Tennessee School Bond Authority, “C”, AGM, 5%, 5/01/32	2,000,000	2,145,960
		$7,146,182
Tax - Other - 0.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$150,000	$158,480
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	50,000	52,323
		$210,803
Tobacco - 1.9%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$200,000	$225,478
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	260,000	249,967
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	190,000	143,498
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	410,000	308,500

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tobacco - continued
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	$1,470,000	$354,358
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	20,000	4,746
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/31	750,000	711,900
		$1,998,447
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	$200,000	$212,804
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	320,000	326,771
		$539,575
Transportation - Special Tax - 0.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/28	$600,000	$594,108

Universities - Colleges - 4.4%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 10/01/39	$500,000	$531,465
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/40	250,000	257,885
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 4%, 9/01/23	1,000,000	1,054,420
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board, 5%, 10/01/34	2,500,000	2,695,025
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	120,000	127,116
		$4,665,911
Universities - Dormitories - 1.1%
Shelby County, TN, Health Educational & Housing Facilities Board Rev. (Rhodes College), 5.5%, 8/01/40	$1,000,000	$1,126,170

Universities - Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/42	$130,000	$129,121

Utilities - Municipal Owned - 6.7%
Chattanooga, TN, Electric Rev., “A”, 5%, 9/01/33	$2,000,000	$2,126,000
Citizens Gas Utility District, TN, Gas Rev., 5%, 5/01/35	1,000,000	1,036,210

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
Clarksville, TN, Electric System Rev., “A”, 5%, 9/01/34	$1,250,000	$1,325,113
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	300,000	316,731
Johnson City, TN, Electric Rev., AGM, 5%, 5/01/29	1,000,000	1,102,450
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	195,000	220,104
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, AMBAC, 5%, 5/15/29	1,000,000	1,005,650
		$7,132,258
Utilities - Other - 1.7%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	$225,000	$251,122
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	115,000	128,485
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/23	85,000	95,603
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	1,200,000	1,336,860
		$1,812,070
Water & Sewer Utility Revenue - 13.9%
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/29	$1,000,000	$1,109,010
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 7/01/37	100,000	67,816
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	670,000	494,929
Harpeth Valley, TN, Utilities District, Davidson & Williamson Counties Rev., FGIC, 5.25%, 9/01/37	1,000,000	1,080,840
Knoxville, TN, Electrical System Rev., “BB”, 3%, 7/01/42	1,475,000	1,185,605
Knoxville, TN, Waste Water System Rev., “A”, NATL, 5%, 4/01/15 (c)	2,620,000	2,745,419
Knoxville, TN, Waste Water System Rev., “B”, 5%, 4/01/21	1,150,000	1,355,241
Memphis, TN, Sanitary Sewerage System Rev., 5%, 5/01/19	1,425,000	1,653,570
Memphis, TN, Sanitary Sewerage System Rev., 5%, 10/01/21	865,000	991,662
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., “A”, AGM, 5.25%, 1/01/22	1,365,000	1,633,059
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	65,000	81,692
South Blount County, TN, Utility District Waterworks Rev., AGM, 5%, 12/01/33	2,140,000	2,308,011
		$14,706,854
Total Municipal Bonds (Identified Cost, $99,207,054)		$102,294,799

Portfolio of Investments – continued

Money Market Funds - 1.6%

Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,662,126	$1,662,126
Total Investments (Identified Cost, $100,869,180)		$103,956,925

Other Assets, Less Liabilities - 1.9%		2,038,324
Net Assets - 100.0%		$105,995,249

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/14

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.5%

Issuer	Shares/Par	Value ($)

Airport Revenue - 3.4%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	$855,000	$935,301
Metropolitan Washington, DC, Airport Authority Rev., 5.375%, 10/01/28	1,500,000	1,674,810
Metropolitan Washington, DC, Airport Authority Rev., “A”, NATL, 5%, 10/01/35	3,000,000	3,133,230
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/23	2,000,000	2,178,380
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/24	1,000,000	1,081,240
Virginia Resources Authority, Airport Rev., “B”, 5.125%, 8/01/27	720,000	720,835
		$9,723,796
General Obligations - General Purpose - 12.9%
Alexandria, VA, General Obligation, “A”, 4.5%, 6/15/21	$1,000,000	$1,157,400
Arlington County, VA, General Obligation, “A”, 5%, 8/01/22	1,950,000	2,346,903
Chesapeake, VA, “B”, 5%, 6/01/23	1,930,000	2,240,383
Guam Government, “A”, 6.75%, 11/15/29	925,000	979,695
Guam Government, “A”, 5.25%, 11/15/37	540,000	490,433
Guam Government, “A”, 7%, 11/15/39	110,000	116,511
Isle Wight County, VA, “A”, 4%, 4/01/20	1,045,000	1,148,863
Loudoun County , VA, General Obligation Public Improvement, “A”, 5%, 12/01/20	2,290,000	2,728,993
Loudoun County , VA, General Obligation Public Improvement, “A”, 5%, 12/01/22	3,000,000	3,619,620
Loudoun County , VA, General Obligation Public Improvement, “B”, 5%, 11/01/18	5,500,000	6,436,210
Lynchburg, VA, Public Improvement, 5%, 12/01/23	1,000,000	1,137,370
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	355,000	399,900
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/22	1,255,000	1,481,653
Richmond, VA, Public Improvement, “B”, 5%, 7/15/20	1,685,000	1,985,301
Stafford County & Staunton, VA, Industrial Development Authority Rev., 5%, 8/01/14	590,000	599,375
Stafford County, VA, General Obligation Public Improvement, 5%, 7/01/22	555,000	655,505
Suffolk, VA, General Obligation, 5%, 12/01/21	3,330,000	3,937,592
Suffolk, VA, General Obligation, 5%, 12/01/22	2,480,000	2,949,439
Virginia Beach, VA, Public Improvement, “B”, 5%, 4/01/22	2,000,000	2,384,240
		$36,795,386
Healthcare Revenue - Hospitals - 18.0%
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 7/01/32	$830,000	$773,643

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Charlotte County, VA, Industrial Development Authority Rev. (Halifax Hospital), 5%, 9/01/37	$1,000,000	$1,015,610
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), 4%, 5/15/42	3,000,000	2,872,770
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “A”, 5.5%, 5/15/14 (c)	1,000,000	1,006,240
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “A”, 5.5%, 5/15/35	1,500,000	1,650,435
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “C”, 5%, 5/15/25	500,000	553,340
Fauquier County, VA, Industrial Development Authority Hospital Authority Rev. (Fauquier Hospital Obligation Group), “B”, 5.25%, 10/01/17 (c)	2,000,000	2,303,100
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 6/15/19	1,125,000	1,248,266
Fredericksburg, VA, Industrial Development Rev. (Medicorp Health Systems), “B”, 5.125%, 6/15/33	750,000	750,173
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 11/01/42	1,750,000	1,841,245
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 8/15/20	1,500,000	1,719,465
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	970,000	1,062,160
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	375,000	409,106
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	1,110,000	1,210,855
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	1,635,000	1,651,334
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	635,000	682,187
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), “B”, 5%, 11/01/36	2,875,000	3,060,438
Ohio Higher Educational Facility Commission (University Hospital Health System), “A”, 6.75%, 1/15/15 (c)	1,315,000	1,382,591

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), 5%, 7/01/33	$2,385,000	$2,502,175
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), “B”, 5%, 7/01/20 (c)	45,000	53,527
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), “B”, N, 5%, 7/01/38	2,955,000	3,076,894
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Roanoke Memorial Hospital), “B”, ETM, NATL, 6.125%, 7/01/17 (c)	3,000,000	3,247,650
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 9/01/39	1,805,000	2,195,403
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 11/01/40	4,000,000	4,183,040
Virginia Small Business Financing Authority, Hospital Rev. (Wellmont Health Project), ‘‘A’’, 5.25%, 9/01/37	2,000,000	2,012,920
Washington County, VA, Industrial Development Authority, Hospital Facilities Rev. (Mountain States Health Alliance), “C”, 7.5%, 7/01/29	1,400,000	1,601,922
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	220,000	246,143
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	530,000	583,186
Winchester, VA, Industrial Development Authority, Hospital Rev. (Valley Health Systems), “E”, 5.75%, 1/01/39	3,000,000	3,063,270
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	1,880,000	2,086,518
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	1,280,000	1,308,467
		$51,354,073
Healthcare Revenue - Long Term Care - 2.2%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), “A”, 5%, 1/01/42	$1,000,000	$905,500
Chesterfield County, VA, Health Center Commission Residential Care Facility, 6.25%, 12/01/38	750,000	534,675
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/24	395,000	399,195
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/25	385,000	386,767

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 6%, 6/01/43	$620,800	$530,083
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/48 (a)	200,800	5,317
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), “A”, 5.5%, 1/01/37	1,000,000	998,620
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 1/01/35	1,240,000	1,239,888
Suffolk, VA, Industrial Development Authority, Retirement Facilities Rev. (Lake Prince Center, Inc.), 5.3%, 9/01/31	750,000	747,428
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	175,000	194,612
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	265,000	291,550
		$6,233,635
Industrial Revenue - Other - 1.1%
Loudoun County, VA, Industrial Development Authority Rev. (Dulles Airport Marriott Hotel), 7.125%, 9/01/15	$2,000,000	$2,005,000
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 4/01/33	1,000,000	1,000,810
		$3,005,810
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/34	$100,000	$105,839
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	130,000	138,189
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/19 (a)(d)	1,683,272	168
		$244,196
Miscellaneous Revenue - Other - 1.0%
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	$2,635,000	$2,822,138
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	80,000	86,081
		$2,908,219

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Multi-Family Housing Revenue - 5.8%
Arlington County, VA, Industrial Development Authority Rev. (Colonial Village), FNMA, 5.15%, 11/01/31	$2,795,000	$2,796,957
Virginia Housing Development Authority Rev., “C”, 5.625%, 11/01/38	1,355,000	1,375,190
Virginia Housing Development Authority Rev., “D”, 4.6%, 7/01/33	1,000,000	1,005,600
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 6/01/30	1,450,000	1,570,814
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 6/01/45	3,050,000	3,126,830
Virginia Housing Development Authority Rev., Rental Housing, “E”, 4.8%, 10/01/39	3,000,000	3,049,230
Virginia Housing Development Authority Rev., Rental Housing, “F”, 4.8%, 4/01/37	1,330,000	1,360,923
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 4/01/45	2,125,000	2,174,130
		$16,459,674
Port Revenue - 0.4%
Virginia Port Authority Facilities Rev., FGIC, 5%, 7/01/36	$1,000,000	$1,000,690

Sales & Excise Tax Revenue - 0.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$1,320,000	$1,388,125
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/19 (c)	40,000	48,322
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	435,000	356,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/40	590,000	501,471
		$2,294,418
Single Family Housing - State - 4.3%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/26	$1,370,000	$1,371,110
Virginia Housing Development Authority Commonwealth, “B”, 4.75%, 7/01/32	2,000,000	2,011,700
Virginia Housing Development Authority Commonwealth, “C”, 4.4%, 10/01/22	1,270,000	1,272,235
Virginia Housing Development Authority Commonwealth, “C”, 4.625%, 10/01/27	2,630,000	2,633,156
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 1/01/41	3,770,000	3,954,428
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 1/01/15	1,000,000	1,020,020
		$12,262,649
State & Local Agencies - 11.6%
Caroline County, VA, Industrial Development Authority Lease Rev., AMBAC, 5.125%, 6/15/34	$1,000,000	$1,000,660
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.908%, 6/01/37	1,915,000	1,304,402

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Fairfax County, VA, Economic Development Authority (Fairfax Public Improvement Project), 5%, 1/15/15 (c)	$1,000,000	$1,037,710
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/35	1,000,000	1,021,900
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	330,000	370,385
Montgomery County, VA, Industrial Development Authority (Public Facilities Project), 5%, 2/01/29	500,000	539,270
Powhatan County, VA, 5%, 1/15/32	2,500,000	2,727,475
Stafford County, VA, Economic Development Authority Lease Rev., ASSD GTY, 5%, 4/01/33	3,000,000	3,226,620
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	190,000	209,979
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	355,000	391,082
Virginia Beach, VA, Development Authority Facility Rev., “A”, 4%, 12/01/30	845,000	866,759
Virginia College Building Authority, Educational Facilities Rev., 5%, 2/01/23	2,140,000	2,546,450
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “A”, 5%, 2/01/29	1,500,000	1,660,860
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/20	2,885,000	3,409,003
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/27	3,000,000	3,366,300
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “B”, 5%, 9/01/20	3,000,000	3,544,890
Virginia Public Building Authority, Public Facilities Rev., “B”, 5.25%, 8/01/28	1,000,000	1,112,540
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 8/01/29	1,050,000	1,187,424
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 8/01/21	1,000,000	1,111,870
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/19	1,175,000	1,380,190
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/30	1,000,000	1,129,820
		$33,145,589
Tax - Other - 1.4%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$365,000	$385,633
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	120,000	125,574
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	830,000	889,553
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	250,000	256,148
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	285,000	283,777

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tax - Other - continued
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	$250,000	$263,610
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	1,645,000	1,691,800
		$3,896,095
Tax Assessment - 0.3%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/43	$750,000	$730,493

Tobacco - 2.2%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/47	$75,000	$60,384
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	100,000	80,622
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	1,575,000	1,775,639
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	740,000	711,443
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	3,925,000	946,161
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	50,000	11,865
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/21	320,000	319,997
Virginia Tobacco Settlement Financing Corp., 5.625%, 6/01/15 (c)	1,000,000	1,063,490
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 6/01/47	2,000,000	1,382,160
		$6,351,761
Toll Roads - 1.4%
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 7/01/34	$2,500,000	$2,487,200
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	565,000	601,171
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	905,000	924,150
		$4,012,521
Transportation - Special Tax - 3.5%
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., “A”, 5%, 9/15/27	$2,000,000	$2,274,960
Commonwealth of Virginia, Transportation Board Rev., “A”, 4%, 9/15/26	1,000,000	1,060,800
Commonwealth of Virginia, Transportation Rev. (Northern Virginia Transportation District Program), “A”, 5%, 5/15/17	2,000,000	2,256,060
Virginia Port Authority, Port Fund Rev., 5%, 7/01/32	1,200,000	1,309,968

Issuer	Shares/Par	Value ($)

Transportation - Special Tax - continued
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 7/01/29	$1,485,000	$1,644,430
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/32	1,365,000	1,483,305
		$10,029,523
Universities - Colleges - 5.8%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/26	$1,770,000	$1,800,869
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/30	615,000	625,836
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 9/01/34	1,000,000	1,086,000
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	230,000	182,045
University of Virginia (University Rev.), 5%, 9/01/25	3,760,000	4,400,554
Virginia College Building Authority, Educational Facilities Rev. (Regent University), 5%, 6/01/26	2,000,000	2,045,060
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 3/01/21	2,115,000	2,503,145
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 4/01/37	2,180,000	2,190,900
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 1/01/31	1,000,000	1,201,220
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 4/01/33	500,000	530,865
		$16,566,494
Universities - Secondary Schools - 0.7%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 1/01/40	$1,900,000	$2,020,593

Utilities - Municipal Owned - 2.7%
Bristol, VA, Utility Systems Rev., ETM, AGM, 5.75%, 7/15/16 (c)	$240,000	$268,920
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	785,000	828,779
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	470,000	530,508
Richmond, VA, Public Utility Rev., 5%, 1/15/15 (c)	1,000,000	1,037,710
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/27	2,555,000	2,959,712

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/38	$2,000,000	$2,201,220
		$7,826,849
Utilities - Other - 1.2%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$945,000	$1,061,991
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	555,000	619,436
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	290,000	324,005
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/24	215,000	238,080
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	1,140,000	1,270,017
		$3,513,529
Water & Sewer Utility Revenue - 18.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 7/01/33	$1,400,000	$938,518
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/38	1,885,000	1,410,112
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/44	1,845,000	1,362,902
Fairfax County, VA, Water Authority Rev., 5%, 4/01/28	1,000,000	1,153,510
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	620,000	642,190
Guam Water & Wastewater System Rev., 5.25%, 7/01/20	60,000	66,873
Guam Water & Wastewater System Rev., 5.25%, 7/01/21	175,000	193,730
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/33	2,000,000	2,151,080
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/38	3,750,000	3,986,738
James City, VA, Water & Sewer Rev., 5%, 1/15/40	1,290,000	1,379,178
Norfolk, VA, Water Rev., 5%, 11/01/28	1,000,000	1,137,120
Norfolk, VA, Water Rev., 4.75%, 11/01/38	4,000,000	4,183,840
Spotsylvania County, VA, Water & Sewer Rev., AGM, 5%, 6/01/35	1,000,000	1,007,810
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 5%, 7/01/41	2,000,000	2,124,600
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/21	1,390,000	1,654,378
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/22	1,310,000	1,564,769
Virginia Resources Authority, Clean Water Rev., 4.75%, 10/01/27	3,000,000	3,255,960
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/31	1,000,000	1,117,260

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Infrastructure Rev., 5.25%, 11/01/33	$2,895,000	$3,180,708
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5%, 11/01/40	1,400,000	1,496,922
Virginia Resources Authority, Infrastructure Rev., “B”, 5%, 11/01/38	2,600,000	2,820,818
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/18 (c)	105,000	124,194
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/21 (c)	40,000	47,994
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/25 (u)	1,245,000	1,442,793
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/27 (u)	5,755,000	6,597,014
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/28 (u)	3,000,000	3,417,000
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/25	1,555,000	1,802,043
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/33	2,245,000	983,579
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/34	2,250,000	931,860
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/35	1,950,000	767,228
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/36	1,250,000	462,763
		$53,405,484
Total Municipal Bonds (Identified Cost, $275,638,408)		$283,781,477

Money Market Funds - 1.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	3,097,091	$3,097,091
Total Investments (Identified Cost, $278,735,499)		$286,878,568

Other Assets, Less Liabilities - (0.6)%		(1,808,824)
Net Assets - 100.0%		$285,069,744

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/14

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.7%

Issuer	Shares/Par	Value ($)

General Obligations - General Purpose - 4.4%
Guam Government, “A”, 6.75%, 11/15/29	$35,000	$37,064
Guam Government, “A”, 5.25%, 11/15/37	250,000	227,053
Guam Government, “A”, 7%, 11/15/39	45,000	47,664
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	150,000	168,972
State of Illinois, 5.5%, 7/01/33	120,000	129,739
State of Illinois, 5.5%, 7/01/38	365,000	391,473
State of West Virginia, 4%, 6/01/22	2,000,000	2,173,840
State of West Virginia, 4%, 6/01/23	2,000,000	2,152,500
		$5,328,305
General Obligations - Schools - 8.2%
Hancock County, WV, Board of Education, 5%, 5/01/19	$1,130,000	$1,285,872
Hancock County, WV, Board of Education, 4.5%, 5/01/32	1,405,000	1,460,188
Hardy County, WV, Board of Education, 3%, 6/01/29	570,000	514,892
Marshall County, WV, Board of Education, 5%, 5/01/20	600,000	662,544
Monongalia County, WV, Board of Education, 5%, 5/01/31	2,000,000	2,181,520
Putnam County, WV, Board of Education, 4%, 5/01/20	2,500,000	2,781,750
Putnam County, WV, Board of Education, 4%, 5/01/25	1,000,000	1,056,870
		$9,943,636
Healthcare Revenue - Hospitals - 14.4%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	$725,000	$768,116
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/28	450,000	482,562
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	420,000	459,904
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/25	340,000	369,672
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	410,000	438,872
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	290,000	311,527
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	725,000	732,243
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 7/01/38	675,000	692,665

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/39	$855,000	$891,962
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 7/01/41	1,100,000	1,204,742
Princeton, WV, Hospital Rev. (Princeton Community Hospital), “A”, 5%, 5/01/27	750,000	765,960
West Virginia Hospital Finance Authority, Hospital Rev. (Camden Clark Memorial Hospital), ASSD GTY, 5.875%, 2/15/34	1,000,000	1,080,740
West Virginia Hospital Finance Authority, Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 9/01/23 (c)	2,000,000	2,500,820
West Virginia Hospital Finance Authority, Hospital Rev. (Health Systems Obligations), 5.75%, 1/01/39	1,000,000	1,012,790
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 10/01/38	500,000	495,165
West Virginia Hospital Finance Authority, Hospital Rev. (United Hospital Center, Inc.), “A”, AMBAC, 5%, 6/01/22	2,500,000	2,606,450
West Virginia Hospital Finance Authority, Hospital Rev. (West Virginia United Health System), “A”, 5.5%, 6/01/44	1,460,000	1,566,259
West Virginia Hospital Finance Authority, Hospital Rev. (West Virginia United Health System), “E”, 5.625%, 6/01/35	1,000,000	1,061,430
		$17,441,879
Industrial Revenue - Other - 0.3%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/35	$310,000	$340,458

Miscellaneous Revenue - Other - 11.1%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/20	$605,000	$696,815
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	140,000	139,786
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	215,000	212,014
Miami-Dade County, FL, Special Obligation, “B”, 5%, 10/01/35	160,000	168,016
New York Liberty Development Corp. Liberty Rev., (7 World Trade Center Project), 5%, 9/15/40	1,085,000	1,162,057
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 7/01/18	8,040,000	8,718,817

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
West Virginia, Higher Education Policy Commission Rev. (Community & Technology-Capital Improvement), “A”, 5%, 7/01/39	$2,200,000	$2,375,340
		$13,472,845
Sales & Excise Tax Revenue - 2.7%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	$335,000	$346,819
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	110,000	120,735
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	125,000	139,734
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/31	1,000,000	1,161,790
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	1,015,000	817,349
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	805,000	659,730
		$3,246,157
Single Family Housing - Local - 1.4%
West Virginia Housing Development Fund, “C”, 4.7%, 11/01/35	$635,000	$648,926
West Virginia Housing Development Fund, “C”, 4.9%, 11/01/43	1,020,000	1,042,899
		$1,691,825
Single Family Housing - State - 0.3%
West Virginia Housing Development Fund Rev., “A”, 2.95%, 11/01/21	$300,000	$300,948

State & Local Agencies - 9.7%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/34	$545,000	$588,551
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	140,000	157,133
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	80,000	88,412
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	150,000	165,246
West Virginia Building Commission, Lease Rev., “B”, AMBAC, 5.375%, 7/01/18	1,880,000	2,038,804
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 5/01/33	1,000,000	1,006,340
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), 5%, 6/01/22	1,000,000	1,138,340
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, NATL, 5%, 6/01/14 (c)	1,530,000	1,541,949
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, 5%, 6/01/29	2,000,000	2,200,840

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/25	$645,000	$646,238
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/30	1,355,000	1,357,141
West Virginia Hospital Finance Authority, Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/34	795,000	795,119
		$11,724,113
Tax - Other - 8.4%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$160,000	$169,045
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	55,000	57,555
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	360,000	385,830
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	110,000	112,705
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	120,000	119,485
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	110,000	115,988
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 6/15/40	2,475,000	2,673,025
West Virginia Housing Development Fund, “A”, 3.8%, 11/01/24	1,200,000	1,233,756
West Virginia School Building Authority Rev., “A”, FGIC, 5%, 7/01/20	2,000,000	2,206,100
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/26	1,000,000	1,105,140
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/28	750,000	822,180
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 7/01/30	1,000,000	1,110,070
		$10,110,879
Tax Assessment - 0.6%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 6/01/33	$455,000	$448,352
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 6/01/34	300,000	305,331
		$753,683
Tobacco - 1.6%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$620,000	$698,982
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	190,000	143,498
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	990,000	744,916
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	1,670,000	402,570
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	20,000	4,746
		$1,994,712

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Toll Roads - 0.9%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$155,000	$175,795
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	120,000	132,943
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 11/15/29	580,000	298,317
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 11/15/31	1,025,000	465,945
		$1,073,000
Transportation - Special Tax - 0.4%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/26	$560,000	$527,061

Universities - Colleges - 17.6%
Fairmont State College, WV, Board of Governors Rev., “A”, 5%, 6/01/32	$4,035,000	$4,304,578
Marshall University, WV, University Rev., 5%, 5/01/30	2,000,000	2,162,920
Marshall University, WV, University Rev., 5%, 5/01/41	1,000,000	1,054,150
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), “A”, NATL, 5%, 7/01/21	1,270,000	1,207,592
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/31	110,000	98,074
Shepherd University Board of Governors, WV Rev. (Residence Facilities Projects), NATL, 5%, 6/01/35	1,675,000	1,710,946
West Virginia Higher Education Policy Commission Rev. (Higher Education Facilities), “A”, 5%, 4/01/26	1,600,000	1,810,160
West Virginia School Building Authority Rev., “A”, NATL, 5%, 7/01/21	1,250,000	1,376,313
West Virginia University Board of Governors University Rev., 3.375%, 10/01/37	1,000,000	825,170
West Virginia University Rev. (West Virginia University Project), “A”, 5%, 10/01/35	1,000,000	1,087,940
West Virginia University, University Systems Rev., “A”, NATL, 5.5%, 4/01/20	1,700,000	2,027,131
West Virginia University, University Systems Rev., “A”, NATL, 5.25%, 4/01/28	3,035,000	3,622,424
		$21,287,398
Utilities - Investor Owned - 1.0%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	$470,000	$557,096

Issuer	Shares/Par	Value ($)

Utilities - Investor Owned - continued
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (b)	$340,000	$373,045
Pleasants County, WV, Pollution Control Rev. (Allegheny Community), “F”, 5.25%, 10/15/37	300,000	301,722
		$1,231,863
Utilities - Municipal Owned - 0.3%
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	$325,000	$343,125

Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	$615,000	$773,356
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	480,000	539,424
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	245,000	273,445
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	125,000	139,658
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	290,000	322,341
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	70,000	71,131
		$2,119,355
Water & Sewer Utility Revenue - 9.6%
Berkeley County, WV, Public Service Sewer District, “A”, 5%, 3/01/47	$1,000,000	$1,008,570
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6.125%, 7/01/24	1,000,000	793,520
Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 7/01/22	200,000	216,522
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 7/01/40	515,000	533,432
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	75,000	94,260
West Virginia Water Development Authority Rev. (Loan Program III), “A”, 3.75%, 7/01/39	2,000,000	1,709,500
West Virginia Water Development Authority Rev. (Loan Program III), “B”, 3.75%, 7/01/40	1,000,000	849,760
West Virginia Water Development Authority Rev. (Loan Program IV), “A”, AGM, 5%, 11/01/44	2,000,000	2,065,520
West Virginia Water Development Authority Rev. (Loan Program IV), “B”, AMBAC, 5.125%, 11/01/24	2,140,000	2,234,117
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/38	1,000,000	1,056,370
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/43	1,000,000	1,048,620
		$11,610,191
Total Municipal Bonds (Identified Cost, $111,499,749)		$114,541,433

Portfolio of Investments – continued

Money Market Funds - 0.0%

Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	99	$99
Total Investments (Identified Cost, $111,499,848)		$114,541,532

Other Assets, Less Liabilities - 5.3%		6,469,505
Net Assets - 100.0%		$121,011,037

See Portfolio Footnotes and Notes to Financial Statements

Portfolio Footnotes:

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities for the MFS New York Municipal Bond Fund was $702,960, representing 0.4% of net assets.
(p)	Primary inverse floater.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RITES	Residual Interest Tax-Exempt Security
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CIFG	CDC IXIX Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/14

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$81,658,920	$171,508,517	$318,261,449	$108,483,468
Underlying affiliated funds, at cost and net asset value	1,231,523	2,613,642	435,865	3,151,391
Total investments, at identified cost	$82,890,443	$174,122,159	$318,697,314	$111,634,859
Unrealized appreciation (depreciation)	3,823,392	7,868,533	15,858,215	3,956,333
Total investments, at value	$86,713,835	$181,990,692	$334,555,529	$115,591,192
Cash	—	—	3,277,520	—
Receivables for
Investments sold	20,204	1,897,639	1,040,000	1,662,021
Fund shares sold	1,551	6,593	356,788	71,890
Interest	1,090,628	2,595,239	4,727,383	1,769,420
Other assets	630	1,130	1,847	810
Total assets	$87,826,848	$186,491,293	$343,959,067	$119,095,333

Liabilities
Payables for
Distributions	$38,747	$93,530	$169,552	$48,171
Investments purchased	124,110	896,935	2,567,118	1,170,353
Fund shares reacquired	73,481	438,277	722,813	328,010
Payable to affiliates
Investment adviser	4,342	9,045	16,524	5,789
Shareholder servicing costs	52,385	91,109	263,488	76,190
Distribution and service fees	619	6,423	12,833	3,719
Payable for independent Trustees’ compensation	3,431	4,434	6,910	3,398
Accrued expenses and other liabilities	66,311	75,900	87,263	74,052
Total liabilities	$363,426	$1,615,653	$3,846,501	$1,709,682
Net assets	$87,463,422	$184,875,640	$340,112,566	$117,385,651

Net assets consist of
Paid-in capital	$85,705,434	$183,272,903	$334,741,902	$118,135,187
Unrealized appreciation (depreciation) on investments	3,823,392	7,868,533	15,858,215	3,956,333
Accumulated net realized gain (loss) on investments	(2,113,766)	(6,252,193)	(10,592,123)	(4,716,409)
Accumulated undistributed (distributions in excess of) net investment income	48,362	(13,603)	104,572	10,540
Net assets	$87,463,422	$184,875,640	$340,112,566	$117,385,651

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$85,404,612	$155,149,054	$278,716,500	$110,449,309
Class B	2,058,810	5,501,240	5,081,584	6,936,342
Class C	—	24,225,346	56,314,482	—
Total net assets	$87,463,422	$184,875,640	$340,112,566	$117,385,651

Shares of beneficial interest outstanding
Class A	8,834,271	14,451,362	24,075,738	11,053,074
Class B	212,717	513,770	439,506	692,432
Class C	—	2,259,201	4,867,383	—
Total shares of beneficial interest outstanding	9,046,988	17,224,333	29,382,627	11,745,506

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$9.67	$10.74	$11.58	$9.99
Offering price per share (100 / 95.25 × net asset value per share)	$10.15	$11.28	$12.16	$10.49

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$9.68	$10.71	$11.56	$10.02

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$10.72	$11.57	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/14	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$161,032,323	$99,207,054	$275,638,408	$111,499,749
Underlying affiliated funds, at cost and net asset value	2,792,200	1,662,126	3,097,091	99
Total investments, at identified cost	$163,824,523	$100,869,180	$278,735,499	$111,499,848
Unrealized appreciation (depreciation)	4,265,932	3,087,745	8,143,069	3,041,684
Total investments, at value	$168,090,455	$103,956,925	$286,878,568	$114,541,532
Cash	—	—	1,024,583	5,541,947
Receivables for
Investments sold	2,332,172	920,240	—	120,000
Fund shares sold	286,566	45,415	563,593	46,375
Interest	2,359,025	1,405,134	3,988,200	1,729,482
Receivable from investment adviser	—	—	—	4,398
Other assets	1,086	758	1,639	854
Total assets	$173,069,304	$106,328,472	$292,456,583	$121,984,588

Liabilities
Payables for
Distributions	$52,066	$39,394	$153,133	$28,628
Investments purchased	1,000,000	—	1,558,233	583,020
Interest expense and fees	—	—	14,634	—
Fund shares reacquired	259,447	146,319	336,808	179,954
Payable to the holders of the floating rate certificates from trust assets	—	—	4,998,734	—
Payable to affiliates
Investment adviser	8,391	5,238	13,849	—
Shareholder servicing costs	111,543	68,118	212,155	104,965
Distribution and service fees	4,544	2,867	9,365	3,057
Payable for independent Trustees’ compensation	6,920	4,410	6,926	6,918
Accrued expenses and other liabilities	73,247	66,877	83,002	67,009
Total liabilities	$1,516,158	$333,223	$7,386,839	$973,551
Net assets	$171,553,146	$105,995,249	$285,069,744	$121,011,037

Net assets consist of
Paid-in capital	$174,040,563	$105,524,196	$284,236,743	$122,003,930
Unrealized appreciation (depreciation) on investments	4,265,932	3,087,745	8,143,069	3,041,684
Accumulated net realized gain (loss) on investments	(6,772,619)	(3,099,322)	(7,236,951)	(4,023,896)
Accumulated undistributed (distributions in excess of) net investment income	19,270	482,630	(73,117)	(10,681)
Net assets	$171,553,146	$105,995,249	$285,069,744	$121,011,037

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$166,427,808	$104,102,307	$257,694,532	$119,720,519
Class B	5,125,338	1,892,942	2,212,496	1,290,518
Class C	—	—	25,162,716	—
Total net assets	$171,553,146	$105,995,249	$285,069,744	$121,011,037

Shares of beneficial interest outstanding
Class A	14,130,859	10,138,183	23,313,744	10,951,799
Class B	435,412	184,497	200,288	118,102
Class C	—	—	2,277,031	—
Total shares of beneficial interest outstanding	14,566,271	10,322,680	25,791,063	11,069,901

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$11.78	$10.27	$11.05	$10.93
Offering price per share (100 / 95.25 × net asset value per share)	$12.37	$10.78	$11.60	$11.48

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$11.77	$10.26	$11.05	$10.93

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$—	$11.05	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/14

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income
Interest	$4,574,569	$9,678,510	$17,642,688	$6,347,885
Dividends from underlying affiliated funds	1,175	4,705	4,229	3,077
Total investment income	$4,575,744	$9,683,215	$17,646,917	$6,350,962
Expenses
Management fee	$441,083	$903,731	$1,764,206	$611,349
Distribution and service fees	262,263	764,227	1,546,789	403,739
Shareholder servicing costs	70,767	137,310	358,969	111,168
Administrative services fee	23,262	35,537	58,450	27,794
Independent Trustees’ compensation	4,206	8,227	9,880	4,545
Custodian fee	28,266	44,376	63,897	39,899
Shareholder communications	7,460	13,206	21,192	13,208
Audit and tax fees	51,050	51,064	51,093	51,055
Legal fees	11,474	12,739	13,795	11,983
Miscellaneous	50,806	68,209	79,927	54,977
Total expenses	$950,637	$2,038,626	$3,968,198	$1,329,717
Fees paid indirectly	(6)	(2)	(7)	(2)
Reduction of expenses by investment adviser and distributor	(154,198)	(10,997)	(17,715)	(204,890)
Net expenses	$796,433	$2,027,627	$3,950,476	$1,124,825
Net investment income	$3,779,311	$7,655,588	$13,696,441	$5,226,137

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(2,662,160)	$(5,626,805)	$(12,910,869)	$(4,162,626)
Change in unrealized appreciation (depreciation)
Investments	$(3,823,947)	$(10,331,823)	$(17,431,068)	$(6,292,541)
Net realized and unrealized gain (loss) on investments	$(6,486,107)	$(15,958,628)	$(30,341,937)	$(10,455,167)
Change in net assets from operations	$(2,706,796)	$(8,303,040)	$(16,645,496)	$(5,229,030)

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/14	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net investment income
Interest	$8,604,858	$5,089,749	$14,356,332	$6,131,118
Dividends from underlying affiliated funds	4,031	2,488	3,996	2,294
Total investment income	$8,608,889	$5,092,237	$14,360,328	$6,133,412
Expenses
Management fee	$865,647	$525,687	$1,426,225	$616,516
Distribution and service fees	526,166	309,249	1,036,292	354,118
Shareholder servicing costs	154,543	98,428	280,508	135,359
Administrative services fee	34,541	25,508	49,423	27,909
Independent Trustees’ compensation	8,819	4,473	9,595	4,974
Custodian fee	41,005	30,004	56,597	31,058
Shareholder communications	12,301	7,899	17,971	8,096
Audit and tax fees	51,062	51,051	51,082	51,054
Legal fees	11,015	11,038	9,414	10,857
Interest expense and fees	—	—	35,773	—
Miscellaneous	57,446	53,710	84,023	52,322
Total expenses	$1,762,545	$1,117,047	$3,056,903	$1,292,263
Fees paid indirectly	(3)	(1)	(29)	(2)
Reduction of expenses by investment adviser and distributor	(7,931)	(3,688)	(10,879)	(49,921)
Net expenses	$1,754,611	$1,113,358	$3,045,995	$1,242,340
Net investment income	$6,854,278	$3,978,879	$11,314,333	$4,891,072

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(6,334,965)	$(3,421,421)	$(9,042,377)	$(4,033,249)
Change in unrealized appreciation (depreciation)
Investments	$(9,172,515)	$(5,530,730)	$(11,730,364)	$(5,420,014)
Net realized and unrealized gain (loss) on investments	$(15,507,480)	$(8,952,151)	$(20,772,741)	$(9,453,263)
Change in net assets from operations	$(8,653,202)	$(4,973,272)	$(9,458,408)	$(4,562,191)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/14	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$3,779,311	$7,655,588	$13,696,441	$5,226,137
Net realized gain (loss) on investments	(2,662,160)	(5,626,805)	(12,910,869)	(4,162,626)
Net unrealized gain (loss) on investments	(3,823,947)	(10,331,823)	(17,431,068)	(6,292,541)
Change in net assets from operations	$(2,706,796)	$(8,303,040)	$(16,645,496)	$(5,229,030)

Distributions declared to shareholders
From net investment income	$(3,710,214)	$(7,261,983)	$(12,997,029)	$(4,898,095)
From net realized gain on investments	(340,343)	—	(1,792,728)	—
Total distributions declared to shareholders	$(4,050,557)	$(7,261,983)	$(14,789,757)	$(4,898,095)
Change in net assets from fund share transactions	$(22,813,757)	$(31,377,132)	$(107,397,080)	$(36,084,012)
Total change in net assets	$(29,571,110)	$(46,942,155)	$(138,832,333)	$(46,211,137)

Net assets
At beginning of period	117,034,532	231,817,795	478,944,899	163,596,788
At end of period	$87,463,422	$184,875,640	$340,112,566	$117,385,651
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$48,362	$(13,603)	$104,572	$10,540

Year ended 3/31/14	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$6,854,278	$3,978,879	$11,314,333	$4,891,072
Net realized gain (loss) on investments	(6,334,965)	(3,421,421)	(9,042,377)	(4,033,249)
Net unrealized gain (loss) on investments	(9,172,515)	(5,530,730)	(11,730,364)	(5,420,014)
Change in net assets from operations	$(8,653,202)	$(4,973,272)	$(9,458,408)	$(4,562,191)

Distributions declared to shareholders
From net investment income	$(6,574,481)	$(3,839,305)	$(11,082,069)	$(4,610,142)
Change in net assets from fund share transactions	$(41,009,798)	$(21,830,116)	$(69,086,950)	$(24,739,401)
Total change in net assets	$(56,237,481)	$(30,642,693)	$(89,627,427)	$(33,911,734)

Net assets
At beginning of period	227,790,627	136,637,942	374,697,171	154,922,771
At end of period	$171,553,146	$105,995,249	$285,069,744	$121,011,037
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$19,270	$482,630	$(73,117)	$(10,681)

See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/13	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$4,517,394	$8,272,163	$15,073,570	$5,768,261
Net realized gain (loss) on investments	437,217	1,039,090	2,911,368	377,866
Net unrealized gain (loss) on investments	1,439,006	3,976,086	6,218,991	2,977,615
Change in net assets from operations	$6,393,617	$13,287,339	$24,203,929	$9,123,742

Distributions declared to shareholders
From net investment income	$(4,322,240)	$(7,854,148)	$(14,357,119)	$(5,483,765)
From net realized gain on investments	(108,083)	—	(2,583,171)	—
Total distributions declared to shareholders	$(4,430,323)	$(7,854,148)	$(16,940,290)	$(5,483,765)
Change in net assets from fund share transactions	$(1,754,072)	$3,934,666	$30,199,922	$16,105,193
Total change in net assets	$209,222	$9,367,857	$37,463,561	$19,745,170

Net assets
At beginning of period	116,825,310	222,449,938	441,481,338	143,851,618
At end of period	$117,034,532	$231,817,795	$478,944,899	$163,596,788
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$53,578	$(6,226)	$150,134	$19,203

Year ended 3/31/13	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$7,440,814	$4,524,901	$12,904,024	$5,223,666
Net realized gain (loss) on investments	552,875	4,797	590,879	286,852
Net unrealized gain (loss) on investments	2,890,267	1,902,189	3,799,391	768,977
Change in net assets from operations	$10,883,956	$6,431,887	$17,294,294	$6,279,495

Distributions declared to shareholders
From net investment income	$(7,114,177)	$(4,319,638)	$(12,316,868)	$(4,987,231)
Change in net assets from fund share transactions	$22,483,564	$14,895,694	$16,303,441	$7,621,312
Total change in net assets	$26,253,343	$17,007,943	$21,280,867	$8,913,576

Net assets
At beginning of period	201,537,284	119,629,999	353,416,304	146,009,195
At end of period	$227,790,627	$136,637,942	$374,697,171	$154,922,771
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(31,310)	$319,131	$(23,769)	$(4,378)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.27	$10.11	$9.37	$9.82	$9.30

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.39	$0.39	$0.41	$0.41
Net realized and unrealized gain (loss) on investments	(0.57)	0.16	0.74	(0.44)	0.52
Total from investment operations	$(0.19)	$0.55	$1.13	$(0.03)	$0.93

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.39)	$(0.40)	$(0.41)
From net realized gain on investments	(0.04)	(0.01)	—	(0.02)	—
Total distributions declared to shareholders	$(0.41)	$(0.39)	$(0.39)	$(0.42)	$(0.41)
Net asset value, end of period (x)	$9.67	$10.27	$10.11	$9.37	$9.82
Total return (%) (r)(s)(t)(x)	(1.82)	5.43	12.23	(0.36)	10.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.90	0.92	0.92	0.88
Expenses after expense reductions (f)	0.80	0.75	0.77	0.77	0.77
Net investment income	3.87	3.80	4.01	4.20	4.28
Portfolio turnover	19	12	14	15	11
Net assets at end of period (000 omitted)	$85,405	$114,430	$114,748	$104,478	$107,625

See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.28	$10.12	$9.38	$9.83	$9.32

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.32	$0.33	$0.34	$0.35
Net realized and unrealized gain (loss) on investments	(0.57)	0.15	0.73	(0.44)	0.50
Total from investment operations	$(0.26)	$0.47	$1.06	$(0.10)	$0.85

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.32)	$(0.33)	$(0.34)
From net realized gain on investments	(0.04)	(0.01)	—	(0.02)	—
Total distributions declared to shareholders	$(0.34)	$(0.31)	$(0.32)	$(0.35)	$(0.34)
Net asset value, end of period (x)	$9.68	$10.28	$10.12	$9.38	$9.83
Total return (%) (r)(s)(t)(x)	(2.50)	4.67	11.47	(1.05)	9.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.65	1.67	1.67	1.61
Expenses after expense reductions (f)	1.49	1.47	1.44	1.46	1.46
Net investment income	3.17	3.06	3.35	3.49	3.59
Portfolio turnover	19	12	14	15	11
Net assets at end of period (000 omitted)	$2,059	$2,604	$2,078	$2,647	$4,425
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.50	$11.22	$10.34	$10.93	$10.23

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.43	$0.47	$0.47
Net realized and unrealized gain (loss) on investments	(0.79)	0.26	0.87	(0.60)	0.69
Total from investment operations	$(0.36)	$0.69	$1.30	$(0.13)	$1.16

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.41)	$(0.42)	$(0.46)	$(0.45)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.40)	$(0.41)	$(0.42)	$(0.46)	$(0.46)
Net asset value, end of period (x)	$10.74	$11.50	$11.22	$10.34	$10.93
Total return (%) (r)(s)(t)(x)	(3.04)	6.19	12.80	(1.31)	11.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.86	0.88	0.87	0.88
Expenses after expense reductions (f)	0.88	0.86	0.88	0.87	0.88
Net investment income	3.94	3.73	3.99	4.30	4.35
Portfolio turnover	25	18	28	27	26
Net assets at end of period (000 omitted)	$155,149	$188,291	$183,191	$171,142	$177,429

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.47	$11.19	$10.31	$10.90	$10.20

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.34	$0.35	$0.39	$0.39
Net realized and unrealized gain (loss) on investments	(0.78)	0.26	0.87	(0.60)	0.69
Total from investment operations	$(0.44)	$0.60	$1.22	$(0.21)	$1.08

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.34)	$(0.38)	$(0.37)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.32)	$(0.32)	$(0.34)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$10.71	$11.47	$11.19	$10.31	$10.90
Total return (%) (r)(s)(t)(x)	(3.77)	5.41	12.00	(2.04)	10.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.61	1.63	1.62	1.63
Expenses after expense reductions (f)	1.63	1.61	1.63	1.62	1.63
Net investment income	3.20	2.98	3.26	3.56	3.61
Portfolio turnover	25	18	28	27	26
Net assets at end of period (000 omitted)	$5,501	$7,019	$6,298	$8,178	$14,229

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.48	$11.21	$10.33	$10.92	$10.22

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.34	$0.35	$0.38	$0.39
Net realized and unrealized gain (loss) on investments	(0.79)	0.25	0.87	(0.59)	0.69
Total from investment operations	$(0.44)	$0.59	$1.22	$(0.21)	$1.08

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.34)	$(0.38)	$(0.37)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.32)	$(0.32)	$(0.34)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$10.72	$11.48	$11.21	$10.33	$10.92
Total return (%) (r)(s)(t)(x)	(3.77)	5.31	11.97	(2.04)	10.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.61	1.63	1.62	1.63
Expenses after expense reductions (f)	1.63	1.61	1.63	1.62	1.63
Net investment income	3.20	2.98	3.24	3.55	3.59
Portfolio turnover	25	18	28	27	26
Net assets at end of period (000 omitted)	$24,225	$36,508	$32,962	$28,780	$31,421
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011		2010
Net asset value, beginning of period	$12.38	$12.17	$11.18	$11.71		$11.15

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.42	$0.45	$0.49		$0.51
Net realized and unrealized gain (loss) on investments	(0.76)	0.26	0.97	(0.55)		0.55
Total from investment operations	$(0.33)	$0.68	$1.42	$(0.06)		$1.06

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.43)	$(0.47)		$(0.48)
From net realized gain on investments	(0.06)	(0.07)	—	(0.00	)(w)	(0.02)
Total distributions declared to shareholders	$(0.47)	$(0.47)	$(0.43)	$(0.47)		$(0.50)
Net asset value, end of period (x)	$11.58	$12.38	$12.17	$11.18		$11.71
Total return (%) (r)(s)(t)(x)	(2.66)	5.59	12.92	(0.55)		9.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.84	0.85	0.85		0.87
Expenses after expense reductions (f)	0.86	0.84	0.85	0.85		0.87
Net investment income	3.64	3.35	3.82	4.22		4.42
Portfolio turnover	17	18	24	20		12
Net assets at end of period (000 omitted)	$278,717	$384,213	$357,793	$320,834		$346,345

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.84	0.83	0.84		0.85

	Years ended 3/31
Class B	2014	2013	2012	2011		2010
Net asset value, beginning of period	$12.37	$12.16	$11.17	$11.69		$11.14

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.36	$0.40		$0.43
Net realized and unrealized gain (loss) on investments	(0.77)	0.26	0.98	(0.53)		0.53
Total from investment operations	$(0.43)	$0.59	$1.34	$(0.13)		$0.96

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.35)	$(0.39)		$(0.39)
From net realized gain on investments	(0.06)	(0.07)	—	(0.00	)(w)	(0.02)
Total distributions declared to shareholders	$(0.38)	$(0.38)	$(0.35)	$(0.39)		$(0.41)
Net asset value, end of period (x)	$11.56	$12.37	$12.16	$11.17		$11.69
Total return (%) (r)(s)(t)(x)	(3.47)	4.81	12.09	(1.20)		8.65

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.59	1.60	1.60		1.62
Expenses after expense reductions (f)	1.62	1.59	1.60	1.60		1.62
Net investment income	2.89	2.61	3.08	3.46		3.68
Portfolio turnover	17	18	24	20		12
Net assets at end of period (000 omitted)	$5,082	$7,618	$7,793	$8,296		$11,331

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.59	1.58	1.59		1.60
See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2014	2013	2012	2011		2010
Net asset value, beginning of period	$12.37	$12.17	$11.17	$11.70		$11.15

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.32	$0.36	$0.40		$0.42
Net realized and unrealized gain (loss) on investments	(0.76)	0.26	0.98	(0.54)		0.54
Total from investment operations	$(0.42)	$0.58	$1.34	$(0.14)		$0.96

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.34)	$(0.39)		$(0.39)
From net realized gain on investments	(0.06)	(0.07)	—	(0.00	)(w)	(0.02)
Total distributions declared to shareholders	$(0.38)	$(0.38)	$(0.34)	$(0.39)		$(0.41)
Net asset value, end of period (x)	$11.57	$12.37	$12.17	$11.17		$11.70
Total return (%) (r)(s)(t)(x)	(3.39)	4.72	12.18	(1.29)		8.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.59	1.60	1.60		1.62
Expenses after expense reductions (f)	1.62	1.59	1.60	1.60		1.62
Net investment income	2.89	2.60	3.06	3.46		3.64
Portfolio turnover	17	18	24	20		12
Net assets at end of period (000 omitted)	$56,314	$87,114	$75,895	$64,530		$68,989

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.59	1.58	1.59		1.60
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.63	$10.36	$9.53	$10.04	$9.40

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.40	$0.42	$0.43	$0.43
Net realized and unrealized gain (loss) on investments	(0.66)	0.25	0.82	(0.52)	0.64
Total from investment operations	$(0.27)	$0.65	$1.24	$(0.09)	$1.07

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.41)	$(0.42)	$(0.43)
Net asset value, end of period (x)	$9.99	$10.63	$10.36	$9.53	$10.04
Total return (%) (r)(s)(t)(x)	(2.52)	6.35	13.27	(0.97)	11.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.89	0.93	0.93	0.91
Expenses after expense reductions (f)	0.78	0.74	0.78	0.78	0.79
Net investment income	3.90	3.77	4.20	4.34	4.40
Portfolio turnover	21	15	21	21	12
Net assets at end of period (000 omitted)	$110,449	$152,804	$133,328	$118,709	$113,411

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.74	0.78	0.78	0.79

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.65	$10.39	$9.55	$10.06	$9.43

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.32	$0.35	$0.36	$0.36
Net realized and unrealized gain (loss) on investments	(0.65)	0.24	0.83	(0.53)	0.62
Total from investment operations	$(0.34)	$0.56	$1.18	$(0.17)	$0.98

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.34)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$10.02	$10.65	$10.39	$9.55	$10.06
Total return (%) (r)(s)(t)(x)	(3.16)	5.42	12.49	(1.74)	10.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.64	1.68	1.68	1.65
Expenses after expense reductions (f)	1.55	1.51	1.55	1.56	1.54
Net investment income	3.12	2.99	3.44	3.55	3.64
Portfolio turnover	21	15	21	21	12
Net assets at end of period (000 omitted)	$6,936	$10,793	$10,524	$12,750	$20,864

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.51	1.54	1.56	1.54
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.61	$12.38	$11.48	$12.04	$11.33

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.47	$0.50	$0.53
Net realized and unrealized gain (loss) on investments	(0.85)	0.22	0.89	(0.56)	0.68
Total from investment operations	$(0.42)	$0.65	$1.36	$(0.06)	$1.21

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.42)	$(0.46)	$(0.50)	$(0.49)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.41)	$(0.42)	$(0.46)	$(0.50)	$(0.50)
Net asset value, end of period (x)	$11.78	$12.61	$12.38	$11.48	$12.04
Total return (%) (r)(s)(t)(x)	(3.31)	5.24	12.02	(0.59)	10.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.86	0.88	0.88	0.90
Expenses after expense reductions (f)	0.89	0.86	0.88	0.88	0.90
Net investment income	3.59	3.42	3.94	4.20	4.47
Portfolio turnover	24	15	19	26	14
Net assets at end of period (000 omitted)	$166,428	$220,370	$194,840	$166,413	$165,017

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.61	$12.37	$11.47	$12.04	$11.33

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.34	$0.38	$0.41	$0.44
Net realized and unrealized gain (loss) on investments	(0.86)	0.22	0.89	(0.57)	0.68
Total from investment operations	$(0.52)	$0.56	$1.27	$(0.16)	$1.12

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.37)	$(0.41)	$(0.40)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.32)	$(0.32)	$(0.37)	$(0.41)	$(0.41)
Net asset value, end of period (x)	$11.77	$12.61	$12.37	$11.47	$12.04
Total return (%) (r)(s)(t)(x)	(4.11)	4.55	11.20	(1.41)	9.95

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.61	1.63	1.63	1.65
Expenses after expense reductions (f)	1.64	1.61	1.63	1.63	1.65
Net investment income	2.84	2.67	3.20	3.45	3.73
Portfolio turnover	24	15	19	26	14
Net assets at end of period (000 omitted)	$5,125	$7,421	$6,698	$6,928	$9,438
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.96	$10.76	$9.97	$10.40	$9.84

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.39	$0.43	$0.43	$0.45
Net realized and unrealized gain (loss) on investments	(0.70)	0.18	0.78	(0.44)	0.56
Total from investment operations	$(0.35)	$0.57	$1.21	$(0.01)	$1.01

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.42)	$(0.42)	$(0.42)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.34)	$(0.37)	$(0.42)	$(0.42)	$(0.45)
Net asset value, end of period (x)	$10.27	$10.96	$10.76	$9.97	$10.40
Total return (%) (r)(s)(t)(x)	(3.15)	5.33	12.31	(0.14)	10.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.89	0.91	0.91	0.91
Expenses after expense reductions (f)	0.94	0.89	0.91	0.91	0.91
Net investment income	3.42	3.51	4.08	4.13	4.36
Portfolio turnover	26	20	14	18	20
Net assets at end of period (000 omitted)	$104,102	$133,911	$117,095	$107,334	$125,641

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.95	$10.75	$9.97	$10.39	$9.83

Income (loss) from investment operations
Net investment income (d)	$0.28	$0.30	$0.35	$0.35	$0.37
Net realized and unrealized gain (loss) on investments	(0.71)	0.19	0.77	(0.43)	0.57
Total from investment operations	$(0.43)	$0.49	$1.12	$(0.08)	$0.94

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.34)	$(0.34)	$(0.35)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.26)	$(0.29)	$(0.34)	$(0.34)	$(0.38)
Net asset value, end of period (x)	$10.26	$10.95	$10.75	$9.97	$10.39
Total return (%) (r)(s)(t)(x)	(3.88)	4.55	11.37	(0.78)	9.65

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.64	1.66	1.66	1.66
Expenses after expense reductions (f)	1.69	1.64	1.66	1.65	1.66
Net investment income	2.68	2.76	3.34	3.38	3.63
Portfolio turnover	26	20	14	18	20
Net assets at end of period (000 omitted)	$1,893	$2,727	$2,535	$3,116	$4,907
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.69	$11.52	$10.67	$11.24	$10.54

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.42	$0.45	$0.47	$0.49
Net realized and unrealized gain (loss) on investments	(0.64)	0.15	0.83	(0.57)	0.69
Total from investment operations	$(0.24)	$0.57	$1.28	$(0.10)	$1.18

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.43)	$(0.46)	$(0.48)
From net realized gain on investments	—	—	—	(0.01)	(0.00	)(w)
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.43)	$(0.47)	$(0.48)
Net asset value, end of period (x)	$11.05	$11.69	$11.52	$10.67	$11.24
Total return (%) (r)(s)(t)(x)	(2.02)	4.99	12.21	(1.03)	11.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.86	0.86	0.86	0.87
Expenses after expense reductions (f)	0.88	0.86	0.86	0.86	0.87
Net investment income	3.65	3.57	3.99	4.23	4.40
Portfolio turnover	24	11	24	21	15
Net assets at end of period (000 omitted)	$257,695	$335,395	$317,117	$292,027	$302,736

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.87	0.85	0.85	0.85	0.86

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.68	$11.51	$10.66	$11.24	$10.53

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.36	$0.39	$0.40
Net realized and unrealized gain (loss) on investments	(0.64)	0.15	0.84	(0.58)	0.70
Total from investment operations	$(0.32)	$0.48	$1.20	$(0.19)	$1.10

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.35)	$(0.38)	$(0.39)
From net realized gain on investments	—	—	—	(0.01)	(0.00	)(w)
Total distributions declared to shareholders	$(0.31)	$(0.31)	$(0.35)	$(0.39)	$(0.39)
Net asset value, end of period (x)	$11.05	$11.68	$11.51	$10.66	$11.24
Total return (%) (r)(s)(t)(x)	(2.67)	4.21	11.38	(1.85)	10.62

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.61	1.61	1.61	1.62
Expenses after expense reductions (f)	1.64	1.61	1.61	1.61	1.62
Net investment income	2.90	2.83	3.25	3.47	3.66
Portfolio turnover	24	11	24	21	15
Net assets at end of period (000 omitted)	$2,212	$3,425	$3,781	$4,159	$6,558

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.63	1.60	1.60	1.60	1.61

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.68	$11.51	$10.67	$11.24	$10.54

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.36	$0.39	$0.40
Net realized and unrealized gain (loss) on investments	(0.64)	0.15	0.83	(0.58)	0.69
Total from investment operations	$(0.32)	$0.48	$1.19	$(0.19)	$1.09

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.35)	$(0.37)	$(0.39)
From net realized gain on investments	—	—	—	(0.01)	(0.00	)(w)
Total distributions declared to shareholders	$(0.31)	$(0.31)	$(0.35)	$(0.38)	$(0.39)
Net asset value, end of period (x)	$11.05	$11.68	$11.51	$10.67	$11.24
Total return (%) (r)(s)(t)(x)	(2.67)	4.21	11.27	(1.77)	10.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.61	1.61	1.61	1.62
Expenses after expense reductions (f)	1.64	1.61	1.61	1.61	1.62
Net investment income	2.90	2.81	3.24	3.47	3.63
Portfolio turnover	24	11	24	21	15
Net assets at end of period (000 omitted)	$25,163	$35,878	$32,519	$30,726	$29,660

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.63	1.60	1.60	1.60	1.61
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.60	$11.49	$10.61	$10.98	$10.36

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.40	$0.43	$0.44	$0.45
Net realized and unrealized gain (loss) on investments	(0.69)	0.09	0.86	(0.39)	0.60
Total from investment operations	$(0.30)	$0.49	$1.29	$0.05	$1.05

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.41)	$(0.42)	$(0.42)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.37)	$(0.38)	$(0.41)	$(0.42)	$(0.43)
Net asset value, end of period (x)	$10.93	$11.60	$11.49	$10.61	$10.98
Total return (%) (r)(s)(t)(x)	(2.54)	4.32	12.32	0.41	10.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.88	0.88	0.89	0.90
Expenses after expense reductions (f)	0.90	0.88	0.88	0.89	0.90
Net investment income	3.58	3.44	3.81	3.98	4.12
Portfolio turnover	17	14	14	17	12
Net assets at end of period (000 omitted)	$119,721	$153,032	$143,789	$128,450	$133,244

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.59	$11.49	$10.61	$10.97	$10.36

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.31	$0.34	$0.36	$0.37
Net realized and unrealized gain (loss) on investments	(0.68)	0.09	0.86	(0.38)	0.59
Total from investment operations	$(0.37)	$0.40	$1.20	$(0.02)	$0.96

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.32)	$(0.34)	$(0.34)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.29)	$(0.30)	$(0.32)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$10.93	$11.59	$11.49	$10.61	$10.97
Total return (%) (r)(s)(t)(x)	(3.18)	3.46	11.48	(0.24)	9.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.63	1.63	1.64	1.66
Expenses after expense reductions (f)	1.65	1.63	1.63	1.64	1.65
Net investment income	2.83	2.69	3.08	3.23	3.39
Portfolio turnover	17	14	14	17	12
Net assets at end of period (000 omitted)	$1,291	$1,890	$2,220	$2,925	$4,639
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a diversified series of MFS Municipal Series Trust, (with the exception of Mississippi Fund and West Virginia Fund which are non-diversified), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The funds are each investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In this reporting period, each fund adopted the disclosure provisions of FASB Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2014 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund
Investments at Value
Municipal Bonds	$—	$85,482,312	$—	$85,482,312
Mutual Funds	1,231,523	—	—	1,231,523
Total Investments	$1,231,523	$85,482,312	$—	$86,713,835

New York Fund
Investments at Value
Municipal Bonds	$—	$179,377,050	$—	$179,377,050
Mutual Funds	2,613,642	—	—	2,613,642
Total Investments	$2,613,642	$179,377,050	$—	$181,990,692

North Carolina Fund
Investments at Value
Municipal Bonds	$—	$334,119,664	$—	$334,119,664
Mutual Funds	435,865	—	—	435,865
Total Investments	$435,865	$334,119,664	$—	$334,555,529

Pennsylvania Fund
Investments at Value
Municipal Bonds	$—	$112,439,801	$—	$112,439,801
Mutual Funds	3,151,391	—	—	3,151,391
Total Investments	$3,151,391	$112,439,801	$—	$115,591,192

South Carolina Fund
Investments at Value
Municipal Bonds	$—	$165,298,255	$—	$165,298,255
Mutual Funds	2,792,200	—	—	2,792,200
Total Investments	$2,792,200	$165,298,255	$—	$168,090,455

Tennessee Fund
Investments at Value
Municipal Bonds	$—	$102,294,799	$—	$102,294,799
Mutual Funds	1,662,126	—	—	1,662,126
Total Investments	$1,662,126	$102,294,799	$—	$103,956,925

Virginia Fund
Investments at Value
Municipal Bonds	$—	$283,781,477	$—	$283,781,477
Mutual Funds	3,097,091	—	—	3,097,091
Total Investments	$3,097,091	$283,781,477	$—	$286,878,568

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
West Virginia Fund
Investments at Value
Municipal Bonds	$—	$114,541,433	$—	$114,541,433
Mutual Funds	99	—	—	99
Total Investments	$99	$114,541,433	$—	$114,541,532

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The Pennsylvania Fund and the Virginia Fund invest in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the Virginia Fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the Virginia Fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the Virginia Fund in the Statements of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets as reported in the Virginia Fund’s Statements of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2014, the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets was $4,998,734 and the interest rate on the floating rate certificates issued by the trust was 0.07%. For the year ended March 31, 2014, the Virginia Fund’s average payable to the holders of the floating rate certificates from trust assets was $4,996,906 at a weighted average interest rate of 0.09%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2014, the Virginia Fund’s interest expense and fees in connection with self-deposited inverse floaters were $35,773. As of March 31, 2014, the Pennsylvania Fund held primary market inverse floating rate securities which are not accounted for as secured borrowings.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Notes to Financial Statements – continued

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount, for the year ended March 31, 2014, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and secured borrowings, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/14	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$206,918	$—	$40,014	$—	$101,054	$—	$—	$—
Tax-exempt income	3,710,354	7,261,983	12,997,029	4,898,095	6,473,427	3,839,305	11,082,069	4,610,142
Long-term capital gain	133,285	—	1,752,714	—	—	—	—	—
Total distributions	$4,050,557	$7,261,983	$14,789,757	$4,898,095	$6,574,481	$3,839,305	$11,082,069	$4,610,142

Year ended 3/31/13	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$34,046	$—	$1,068,031	$—	$13,912	$—	$—	$—
Tax-exempt income	4,322,240	7,854,148	14,357,119	5,483,765	7,100,265	4,319,638	12,316,868	4,987,231
Long-term capital gain	74,037	—	1,515,140	—	—	—	—	—
Total distributions	$4,430,323	$7,854,148	$16,940,290	$5,483,765	$7,114,177	$4,319,638	$12,316,868	$4,987,231

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/14	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$82,549,550	$173,006,515	$316,990,605	$111,127,168
Gross appreciation	$4,695,437	$11,126,506	$19,257,306	$5,516,720
Gross depreciation	(531,152)	(2,142,329)	(1,692,382)	(1,052,696)
Net unrealized appreciation (depreciation)	$4,164,285	$8,984,177	$17,564,924	$4,464,024
Undistributed tax-exempt income	319,158	555,992	1,111,605	366,808
Capital loss carryforwards	(2,352,896)	(6,941,803)	(12,245,489)	(4,647,284)
Post-October capital loss deferral	(101,763)	(426,034)	(53,343)	(576,816)
Other temporary differences	(270,796)	(569,595)	(1,007,033)	(356,268)

Notes to Financial Statements – continued

As of 3/31/14	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$162,716,085	$100,571,275	$272,352,250	$111,286,491
Gross appreciation	$7,411,729	$4,871,610	$13,820,628	$5,104,598
Gross depreciation	(2,037,359)	(1,485,960)	(4,293,044)	(1,849,557)
Net unrealized appreciation (depreciation)	$5,374,370	$3,385,650	$9,527,584	$3,255,041
Undistributed ordinary income	46,957	11,636	127,881	—
Undistributed tax-exempt income	464,114	759,855	689,965	344,905
Capital loss carryforwards	(7,378,045)	(2,848,339)	(7,717,195)	(3,817,280)
Post-October capital loss deferral	(503,012)	(548,888)	(904,271)	(419,973)
Other temporary differences	(491,801)	(288,861)	(890,963)	(355,586)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2014, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:			New York Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
3/31/17			$—	$(310,955)	$—	$—	$—	$—
3/31/18			—	(139,728)	(620,248)	—	—	(314,556)
3/31/19			(1,676,455)	(847,239)	(825,001)	(57,345)	(203,621)	—
Total			$(1,676,455)	$(1,297,922)	$(1,445,249)	$(57,345)	$(203,621)	$(314,556)

Post-enactment losses which are characterized as follows:	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Short-Term	$(627,503)	$(3,473,144)	$(8,216,019)	$(2,455,188)	$(3,451,562)	$(2,022,390)	$(3,377,014)	$(1,053,477)
Long-Term	(1,725,393)	(1,792,204)	(4,029,470)	(894,174)	(2,481,234)	(768,604)	(4,136,560)	(2,449,247)
Total	$(2,352,896)	$(5,265,348)	$(12,245,489)	$(3,349,362)	$(5,932,796)	$(2,790,994)	$(7,513,574)	$(3,502,724)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13
Class A	$3,638,991	$4,246,586	$6,214,089	$6,660,265	$10,949,024	$12,124,204	$4,652,323	$5,179,316
Class B	71,223	75,654	180,165	186,269	165,716	195,983	245,772	304,449
Class C	—	—	867,729	1,007,614	1,882,289	2,036,932	—	—
Total	$3,710,214	$4,322,240	$7,261,983	$7,854,148	$12,997,029	$14,357,119	$4,898,095	$5,483,765

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund
	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13
Class A	$6,412,125	$6,925,932	$3,780,694	$4,249,314	$10,164,248	$11,299,255	$4,569,555	$4,933,555
Class B	162,356	188,245	58,611	70,324	77,252	97,627	40,587	53,676
Class C	—	—	—	—	840,569	919,986	—	—
Total	$6,574,481	$7,114,177	$3,839,305	$4,319,638	$11,082,069	$12,316,868	$4,610,142	$4,987,231

Notes to Financial Statements – continued

From net realized gain on investments

	Mississippi Fund		North Carolina Fund
	Year ended 3/31/14	Year ended 3/31/13	Year ended 3/31/14	Year ended 3/31/13
Class A	$332,347	$105,620	$1,450,638	$2,075,167
Class B	7,996	2,463	28,191	43,426
Class C	—	—	313,899	464,578
Total	$340,343	$108,083	$1,792,728	$2,583,171

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2014, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$1,443	$2,998	$5,689	$1,980	$2,833	$1,724	$4,697	$2,048

The management fee incurred for the year ended March 31, 2014 was equivalent to an annual effective rate of 0.45% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.93%	0.91%	0.94%	0.89%	0.90%
Class B	1.65%	1.68%	1.66%	1.69%	1.64%	1.65%
Class C	1.65%	1.68%	N/A	N/A	1.64%	N/A

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2014. For the year ended March 31, 2014, this reduction amounted to $44,748 for the West Virginia Fund, and is included in the reduction of total expenses in the Statements of Operations. For the year ended March 31, 2014, the actual operating expenses for the New York Fund, North Carolina Fund, South Carolina Fund, Tennessee Fund and Virginia Fund did not exceed the limits described above and therefore, the investment adviser did not pay any portion of these funds’ expenses under these agreements.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2014, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$23,876	$27,519	$44,845	$26,166	$52,747	$28,912	$35,559	$13,607

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$239,305
New York Fund	—	0.25%	0.25%	0.25%	414,685
North Carolina Fund	—	0.25%	0.25%	0.25%	791,217
Pennsylvania Fund	—	0.25%	0.25%	0.10%	318,269
South Carolina Fund	—	0.25%	0.25%	0.25%	465,829
Tennessee Fund	—	0.25%	0.25%	0.25%	286,313
Virginia Fund	—	0.25%	0.25%	0.25%	711,027
West Virginia Fund	—	0.25%	0.25%	0.25%	338,637

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.79%	$22,958
New York Fund	0.75%	0.25%	1.00%	1.00%	60,037
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	61,104
Pennsylvania Fund	0.75%	0.25%	1.00%	0.87%	85,470
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	60,337
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	22,936
Virginia Fund	0.75%	0.25%	1.00%	1.00%	27,376
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	15,481

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$289,505
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	694,468
Virginia Fund	0.75%	0.25%	1.00%	1.00%	297,889

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$262,263	$764,227	$1,546,789	$403,739	$526,166	$309,249	$1,036,292	$354,118

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2014, these rebates amounted to the following, and are included in the reduction of total expenses in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$4,129	$7,548	$11,057	$285	$4,651	$1,699	$5,434	$2,821
Class B	—	—	—	1	11	—	—	—
Class C	N/A	—	67	N/A	N/A	N/A	33	N/A

Mississippi Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. This reduction amounted to $143,584 which is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2014. This reduction amounted to $4,819, which is included in the reduction of total expenses in the Statements of Operations.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2014. This reduction amounted to $190,962 which is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but will continue at least until July 31, 2014. This reduction amounted to $11,350 which is included in the reduction of total expenses in the Statements of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2014, were as follows:

CDSC imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$514	$43	$5,324	$801	$3,591	$—	$54,244	$139
Class B	2,130	16,094	17,074	27,617	12,918	2,265	7,124	4,175
Class C	N/A	7,447	13,510	N/A	N/A	N/A	6,640	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2014, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$10,510	$27,662	$43,285	$24,791	$19,833	$12,502	$39,574	$14,799
Percent of average daily net assets	0.0107%	0.0138%	0.0110%	0.0183%	0.0103%	0.0107%	0.0125%	0.0108%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$60,257	$109,648	$315,684	$86,377	$134,710	$85,926	$240,934	$120,560

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2014 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0237%	0.0177%	0.0149%	0.0205%	0.0180%	0.0218%	0.0156%	0.0204%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$93	$98	$552	$94	$531	$98	$549	$530

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$3,421	$4,424	$6,900	$3,388	$6,910	$4,400	$6,916	$6,908

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are

Notes to Financial Statements – continued

officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2014, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$573	$1,172	$2,329	$807	$1,142	$691	$1,861	$800

MFS has agreed to reimburse the funds for a portion of the payments made by each fund in the following amounts, which are included in the reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$223	$451	$902	$312	$436	$265	$715	$304

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$18,037,456	$48,459,954	$65,600,550	$28,216,448	$44,666,254	$29,041,414	$75,158,926	$22,433,310
Sales	$40,980,347	$76,397,562	$175,723,140	$61,580,701	$81,890,512	$49,733,148	$141,345,273	$47,124,077

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund
	Year ended 3/31/14		Year ended 3/31/13		Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	575,806	$5,658,252	1,208,127	$12,467,119	886,597	$9,575,536	1,516,731	$17,484,941
Class B	8,716	84,582	91,242	940,244	47,536	516,424	192,782	2,221,189
Class C	—	—	—	—	195,403	2,118,296	528,552	6,070,863
	584,522	$5,742,834	1,299,369	$13,407,363	1,129,536	$12,210,256	2,238,065	$25,776,993

Shares issued to shareholders in reinvestment of distributions
Class A	343,903	$3,338,405	316,305	$3,270,514	471,435	$5,070,665	449,215	$5,182,772
Class B	6,898	66,945	6,056	62,694	12,361	132,696	11,372	130,868
Class C	—	—	—	—	64,519	693,866	65,010	749,287
	350,801	$3,405,350	322,361	$3,333,208	548,315	$5,897,227	525,597	$6,062,927

Shares reacquired
Class A	(3,225,089)	$(31,421,792)	(1,739,790)	$(17,982,782)	(3,284,151)	$(35,123,279)	(1,913,726)	$(22,026,235)
Class B	(56,128)	(540,149)	(49,420)	(511,861)	(158,271)	(1,697,378)	(154,747)	(1,775,282)
Class C	—	—	—	—	(1,180,041)	(12,663,958)	(355,342)	(4,103,737)
	(3,281,217)	$(31,961,941)	(1,789,210)	$(18,494,643)	(4,622,463)	$(49,484,615)	(2,423,815)	$(27,905,254)

Net change
Class A	(2,305,380)	$(22,425,135)	(215,358)	$(2,245,149)	(1,926,119)	$(20,477,078)	52,220	$641,478
Class B	(40,514)	(388,622)	47,878	491,077	(98,374)	(1,048,258)	49,407	576,775
Class C	—	—	—	—	(920,119)	(9,851,796)	238,220	2,716,413
	(2,345,894)	$(22,813,757)	(167,480)	$(1,754,072)	(2,944,612)	$(31,377,132)	339,847	$3,934,666

Notes to Financial Statements – continued

	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/14		Year ended 3/31/13		Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	4,263,997	$49,668,448	5,408,039	$67,474,845	1,112,266	$11,349,810	2,765,146	$29,455,693
Class B	9,396	109,323	92,547	1,148,649	47,744	477,545	161,293	1,720,253
Class C	339,546	4,050,516	1,575,868	19,644,273	—	—	—	—
	4,612,939	$53,828,287	7,076,454	$88,267,767	1,160,010	$11,827,355	2,926,439	$31,175,946

Shares issued to shareholders in reinvestment of distributions
Class A	868,752	$10,078,524	847,500	$10,601,429	380,223	$3,800,493	374,271	$3,988,085
Class B	15,432	178,660	17,003	212,479	22,144	222,035	24,923	266,102
Class C	152,744	1,769,562	144,538	1,807,335	—	—	—	—
	1,036,928	$12,026,746	1,009,041	$12,621,243	402,367	$4,022,528	399,194	$4,254,187

Shares reacquired
Class A	(12,087,936)	$(140,094,622)	(4,612,798)	$(57,585,563)	(4,819,535)	$(48,046,071)	(1,629,269)	$(17,335,307)
Class B	(201,334)	(2,333,806)	(134,445)	(1,671,548)	(390,625)	(3,887,824)	(186,390)	(1,989,633)
Class C	(2,664,955)	(30,823,685)	(917,879)	(11,431,977)	—	—	—	—
	(14,954,225)	$(173,252,113)	(5,665,122)	$(70,689,088)	(5,210,160)	$(51,933,895)	(1,815,659)	$(19,324,940)

Net change
Class A	(6,955,187)	$(80,347,650)	1,642,741	$20,490,711	(3,327,046)	$(32,895,768)	1,510,148	$16,108,471
Class B	(176,506)	(2,045,823)	(24,895)	(310,420)	(320,737)	(3,188,244)	(174)	(3,278)
Class C	(2,172,665)	(25,003,607)	802,527	10,019,631	—	—	—	—
	(9,304,358)	$(107,397,080)	2,420,373	$30,199,922	(3,647,783)	$(36,084,012)	1,509,974	$16,105,193

	South Carolina Fund				Tennessee Fund
	Year ended 3/31/14		Year ended 3/31/13		Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,134,961	$13,565,974	3,498,436	$44,368,310	1,004,199	$10,475,503	2,425,577	$26,772,623
Class B	19,670	239,208	139,120	1,754,617	12,313	131,482	58,718	645,747
	1,154,631	$13,805,182	3,637,556	$46,122,927	1,016,512	$10,606,985	2,484,295	$27,418,370

Shares issued to shareholders in reinvestment of distributions
Class A	466,084	$5,517,503	435,594	$5,523,200	306,456	$3,160,087	289,980	$3,196,408
Class B	13,030	154,200	13,202	167,331	4,624	47,634	4,707	51,846
	479,114	$5,671,703	448,796	$5,690,531	311,080	$3,207,721	294,687	$3,248,254

Shares reacquired
Class A	(4,941,166)	$(58,277,211)	(2,205,326)	$(27,994,936)	(3,390,425)	$(34,817,044)	(1,378,254)	$(15,218,250)
Class B	(185,895)	(2,209,472)	(105,105)	(1,334,958)	(81,470)	(827,778)	(50,176)	(552,680)
	(5,127,061)	$(60,486,683)	(2,310,431)	$(29,329,894)	(3,471,895)	$(35,644,822)	(1,428,430)	$(15,770,930)

Net change
Class A	(3,340,121)	$(39,193,734)	1,728,704	$21,896,574	(2,079,770)	$(21,181,454)	1,337,303	$14,750,781
Class B	(153,195)	(1,816,064)	47,217	586,990	(64,533)	(648,662)	13,249	144,913
	(3,493,316)	$(41,009,798)	1,775,921	$22,483,564	(2,144,303)	$(21,830,116)	1,350,552	$14,895,694

Notes to Financial Statements – continued

	Virginia Fund				West Virginia Fund
	Year ended 3/31/14		Year ended 3/31/13		Year ended 3/31/14		Year ended 3/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	4,042,736	$44,558,000	3,267,014	$38,443,282	371,723	$4,105,536	1,293,968	$15,137,213
Class B	4,151	45,221	20,125	237,791	4,462	52,185	9,245	108,391
Class C	159,258	1,785,055	637,917	7,521,087	—	—	—	—
	4,206,145	$46,388,276	3,925,056	$46,202,160	376,185	$4,157,721	1,303,213	$15,245,604

Shares issued to shareholders in reinvestment of distributions
Class A	744,828	$8,228,957	714,616	$8,415,159	377,576	$4,130,912	347,667	$4,069,651
Class B	5,459	60,312	6,307	74,172	2,985	32,631	3,240	37,906
Class C	63,773	704,012	56,099	660,306	—	—	—	—
	814,060	$8,993,281	777,022	$9,149,637	380,561	$4,163,543	350,907	$4,107,557

Shares reacquired
Class A	(10,176,045)	$(112,159,693)	(2,811,966)	$(33,066,376)	(2,990,501)	$(32,492,522)	(960,701)	$(11,232,675)
Class B	(102,606)	(1,128,884)	(61,646)	(723,557)	(52,396)	(568,143)	(42,724)	(499,174)
Class C	(1,017,050)	(11,179,930)	(446,987)	(5,258,423)	—	—	—	—
	(11,295,701)	$(124,468,507)	(3,320,599)	$(39,048,356)	(3,042,897)	$(33,060,665)	(1,003,425)	$(11,731,849)

Net change
Class A	(5,388,481)	$(59,372,736)	1,169,664	$13,792,065	(2,241,202)	$(24,256,074)	680,934	$7,974,189
Class B	(92,996)	(1,023,351)	(35,214)	(411,594)	(44,949)	(483,327)	(30,239)	(352,877)
Class C	(794,019)	(8,690,863)	247,029	2,922,970	—	—	—	—
	(6,275,496)	$(69,086,950)	1,381,479	$16,303,441	(2,286,151)	$(24,739,401)	650,695	$7,621,312

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2014, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$519	$1,045	$2,069	$714	$1,006	$607	$1,666	$711
Interest Expense	—	—	—	—	—	—	—	—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2014, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Mississippi Fund	361,850	33,109,250	(32,239,577)	1,231,523
New York Fund	4,835,359	64,056,012	(66,277,729)	2,613,642
North Carolina Fund	2,618,244	118,015,205	(120,197,584)	435,865
Pennsylvania Fund	4,870,172	48,152,047	(49,870,828)	3,151,391
South Carolina Fund	7,947,671	71,469,328	(76,624,799)	2,792,200
Tennessee Fund	5,367,445	40,806,372	(44,511,691)	1,662,126
Virginia Fund	3,198,956	111,813,479	(111,915,344)	3,097,091
West Virginia Fund	3,831,989	40,358,386	(44,190,276)	99

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$—	$—	$1,175	$1,231,523
New York Fund	—	—	4,705	2,613,642
North Carolina Fund	—	—	4,229	435,865
Pennsylvania Fund	—	—	3,077	3,151,391
South Carolina Fund	—	—	4,031	2,792,200
Tennessee Fund	—	—	2,488	1,662,126
Virginia Fund	—	—	3,996	3,097,091
West Virginia Fund	—	—	2,294	99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 13, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (Age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (Age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (Age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (Age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

Robert E. Butler (Age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (Age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (Age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (Age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (Age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (Age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (Age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (Age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (Age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (Age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (Age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (Age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (Age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (Age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

Brian E. Langenfeld (k) (Age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (Age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (Age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (Age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (Age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (l) (Age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (Age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (Age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach and Mr. Buller) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site  (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds below designate the following amounts as capital gain dividends paid during the fiscal year:

Mississippi Fund	$180,000
North Carolina Fund	2,007,000

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	100.00%
New York Fund	100.00%
North Carolina Fund	100.00%
Pennsylvania Fund	100.00%
South Carolina Fund	98.46%
Tennessee Fund	100.00%
Virginia Fund	100.00%
West Virginia Fund	100.00%

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended March 31, 2014 and 2013, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	43,354	42,849
MFS Arkansas Municipal Bond Fund	43,354	42,849
MFS California Municipal Bond Fund	43,354	42,849
MFS Georgia Municipal Bond Fund	43,354	42,849
MFS Maryland Municipal Bond Fund	43,354	42,849
MFS Massachusetts Municipal Bond Fund	43,354	42,849
MFS Mississippi Municipal Bond Fund	43,354	42,849
MFS Municipal Income Fund	49,415	49,339
MFS New York Municipal Bond Fund	43,354	42,849
MFS North Carolina Municipal Bond Fund	43,354	42,849
MFS Pennsylvania Municipal Bond Fund	43,354	42,849
MFS South Carolina Municipal Bond Fund	43,354	42,849
MFS Tennessee Municipal Bond Fund	43,354	42,849
MFS Virginia Municipal Bond Fund	43,354	42,849
MFS West Virginia Municipal Bond Fund	43,354	42,849

Total	656,371	649,225

For the fiscal years ended March 31, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	5,682	5,615	1,008	1,007
To MFS Arkansas Municipal Bond Fund	0	0	5,682	5,615	1,029	1,021
To MFS California Municipal Bond Fund	0	0	5,682	5,615	1,039	1,030
To MFS Georgia Municipal Bond Fund	0	0	5,682	5,615	1,010	1,007
To MFS Maryland Municipal Bond Fund	0	0	5,682	5,615	1,014	1,010
To MFS Massachusetts Municipal Bond Fund	0	0	5,682	5,615	1,036	1,028
To MFS Mississippi Municipal Bond Fund	0	0	5,682	5,615	1,014	1,011
To MFS Municipal Income Fund	0	0	5,742	5,674	1,282	1,189
To MFS New York Municipal Bond Fund	0	0	5,682	5,615	1,028	1,021
To MFS North Carolina Municipal Bond Fund	0	0	5,682	5,615	1,056	1,042
To MFS Pennsylvania Municipal Bond Fund	0	0	5,682	5,615	1,019	1,014
To MFS South Carolina Municipal Bond Fund	0	0	5,682	5,615	1,027	1,019
To MFS Tennessee Municipal Bond Fund	0	0	5,682	5,615	1,016	1,011
To MFS Virginia Municipal Bond Fund	0	0	5,682	5,615	1,045	1,033
To MFS West Virginia Municipal Bond Fund	0	0	5,682	5,615	1,019	1,014

Total fees billed by Deloitte to above Funds:	0	0	85,290	84,284	15,642	15,457

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013[4]	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0

To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS Municipal Income Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	1,934,406	1,214,772	0	0	0	0

	Aggregate fees for non-audit services
	2014	2013[4]
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	1,944,554	1,347,914
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	1,944,575	1,347,928
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	1,944,585	1,347,937
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	1,944,556	1,347,914
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	1,944,560	1,347,917
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	1,944,582	1,347,935
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	1,944,560	1,347,918
To MFS Municipal Income Fund, MFS and MFS Related Entities#	1,944,888	1,348,155
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	1,944,574	1,347,928
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,944,602	1,347,949
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	1,944,565	1,347,921
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,944,573	1,347,926
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	1,944,562	1,347,918
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,944,591	1,347,940
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,944,565	1,347,921

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Fees reported in 2013 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended March 31, 2013.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: May 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: May 13, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 13, 2014

*	Print name and title of each signing officer under his or her signature.